UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02064

PAX WORLD FUNDS SERIES TRUST I
(Exact name of registrant as specified in charter)

30 Penhallow Street, Suite 400, Portsmouth, NH			03801
(Address of principal executive offices)			(Zip code)

Pax World Management LLC 30 Penhallow Street, Suite 400, Portsmouth, NH 03801 Attn.: Joseph Keefe
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-767-1729

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.                                 Reports to Stockholders

December 31, 2013

ANNUAL
REPORT

The ESG Managers® Asset Allocation Portfolios

ESG Managers® Growth Portfolio

Class A (PAGAX)

Institutional Class (PAGIX)

Class C (PAGCX)

ESG Managers® Growth and Income Portfolio

Class A (PGPAX)

Institutional Class (PMIIX)

Class C (PWCCX)

ESG Managers® Balanced Portfolio

Class A (PMPAX)

Institutional Class (PWPIX)

Class C (PWPCX)

ESG Managers® Income Portfolio

Class A (PWMAX)

Institutional Class (PWMIX)

Class C (PWMCX)

Pax World Management LLC is the investment adviser to ESG Managers® Portfolios

Table of Contents

Letter to Shareholders	2
Portfolio Commentary	7
Portfolio Highlights
ESG Managers® Growth Portfolio	13
ESG Managers® Growth and Income Portfolio	16
ESG Managers® Balanced Portfolio	20
ESG Managers® Income Portfolio	24
Shareholder Expense Examples	28
Schedules of Investments	30
Statements of Assets and Liabilities	38
Statements of Operations	42
Statements of Changes in Net Assets	44
Statements of Changes in Net Assets—Shares of Beneficial Interest	46
Financial Highlights	48
Notes to Financial Statements	52
Report of the Independent Registered Public Accounting Firm	72

For More Information

General Fund Information

877.374.7678

Shareholder Account Information

888.374.8920

Account Inquiries

ESG Managers Portfolios

P.O. Box 55389

Boston, MA 02205-5389

Investment Adviser

Pax World Management LLC

30 Penhallow Street, Suite 400

Portsmouth, NH 03801

Transfer and
Dividend Disbursing Agent

Boston Financial Data Services

P.O. Box 55389

Boston, MA 02205-5389

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Letter to Shareholders

by Joseph Keefe, President and CEO

Dear fellow shareholders,

I am pleased to report that, in a year characterized by soaring equity markets, each of the Pax World ESG Managers Portfolios delivered positive investment returns in 2013. The Growth & Income Portfolio, Balanced Portfolio and Income Portfolio outperformed their blended benchmarks, while the Growth Portfolio slightly underperformed its blended benchmark, for the year ended December 31, 2013.

As 2014 begins, we can only hope that our somewhat tepid economic recovery begins to be felt on Main Street as well as Wall Street. 2013 certainly underscored the fact that financial markets and the underlying economy are not always in sync. This disconnect may in fact be worsening. Continued high levels of unemployment and anemic economic growth uncomfortably co-exist alongside outsized market gains the likes of which we have not seen in many years. The returns delivered by financial markets simply are not as widely distributed as would be the benefits of a true economic recovery. Thus, some Americans have seen their investment portfolios grow while the vast majority of Americans have seen their standard of living remain static, or even worsen. A growing chorus of concern about widening economic inequality previews the policy debates that may dominate 2014.

Globally, markets generally trailed the strong U.S. recovery over the past year, although there is some sentiment going into 2014 that we will see continued economic recovery in Europe and perhaps in other parts of the globe. At Pax World, we continue to believe that a globally diversified portfolio constitutes the best investment strategy going forward. Our colleagues at Morningstar Associates, who set the asset allocation targets for ESG Managers Portfolios, are very much of the same mind.

For most of the past three years, our asset allocation targets across the ESG Managers Portfolios have tended to be overweight the U.S. and underweight non-U.S. developed markets—given steady if unspectacular growth in the U.S. economy contrasted with slower growth elsewhere in the developed world as well as in emerging markets. In fact, emerging economies may continue to face

2

headwinds in 2014 as the U.S. Federal Reserve (the "Fed") winds down its bond purchasing program. Although Europe shows signs of emerging from recession and stock-market valuations in the U.S. have reached healthy levels, we are not inclined to stray significantly from our current strategic targets. On the fixed-income side, we continue to be underweight interest rate-sensitive strategies and overweight credit-sensitive strategies.

ESG Managers Portfolios were founded on the belief that funds that invest in companies with strong sustainability or environmental, social and governance ("ESG") characteristics can deliver competitive financial performance as well as positive social and environmental outcomes over time. Accordingly, we have assembled some of the most experienced, well-known investment managers in the sustainable investment arena, all under one-roof, in a series of asset allocation funds that we hope can provide a one-stop solution for investors and their financial advisors. As the financial crisis and recession recede and global economic growth slowly gains momentum, we continue to believe that the ESG Managers Portfolios provide an attractive option for investors and advisors who seek to integrate ESG concerns into their investments while gaining exposure to global stock and bond markets.

We also continue to take our responsibilities as investors seriously. We remain active investors, pressing the companies we own—through proxy voting, dialogue, shareholder resolutions and other strategies—to embrace higher ESG standards, whether it be naming women to their boards of directors, taking steps to report on and reduce greenhouse gas emissions, disclosing their lobbying and political activity or other positive actions. We believe investors can make a difference, and we are determined to do so.

As 2014 begins, our goals remain the same: to deliver competitive investment performance across ESG Managers Portfolios by assembling a group of funds and investment managers that invest in companies that meet credible environmental, social and governance standards; to serve and represent our shareholders as best we possibly can; and to leverage our influence as investors to achieve positive social and environmental outcomes—for our own communities and for the larger global community.

3

We will do our best to live up to these commitments in the year ahead.

Sincerely,

Joseph F. Keefe
President and CEO

4

Performance Information

Commentary The portfolio manager commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Pax World Management LLC, Morningstar Associates, LLC and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.

Historical performance Historical performance can be evaluated in several ways. Each fund's portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund's share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value).

The Funds' distributor, ALPS Distributors, Inc., is not affiliated with Pax World Management LLC or Morningstar Associates, LLC.

5

As of October 1, 2013, the ESG Managers Portfolios transitioned to investing primarily through mutual funds and/or exchange-traded funds ("ETFs"). Prior to that date, the ESG Managers Portfolios had followed a manager-of-managers approach rather than a fund-of-funds approach, primarily investing directly in separately managed "sleeves" of securities managed by multiple managers as well as in mutual funds and ETFs (both affiliated and unaffiliated). Morningstar Associates, LLC determines the allocation of the ESG Managers Portfolios among mutual funds and ETFs, as well as one remaining sleeve of large cap value securities managed by ClearBridge Advisors, LLC ("ClearBridge"). ClearBridge and each of the advisers of the mutual funds and ETFs in which the ESG Managers Portfolios invest follows its own environmental, social and governance (ESG) criteria. The table below lists the mutual funds and strategies in which the ESG Managers Portfolios were invested as of December 31, 2013. The mutual funds and ETFs in which the ESG Managers Portfolios invest may change at any time without notice.

Sleeve Subadviser or Fund Manager	Strategy
Access Capital Strategies	Investment Grade Fixed Income*
Ariel Investments, LLC	Small/Mid Cap Value*
ClearBridge Advisors, LLC	Large Cap Value
Community Capital Management, Inc.	Investment Grade Fixed Income*
Miller/Howard Investments, Inc.	Equity Income*
Everence Capital Management	Investment Grade Fixed Income*
Neuberger Berman Management, LLC	Large Cap Blend*
Parnassus Investments	Equity Income*
Portfolio 21 Investments	World Stock*
Pax World Management LLC	Global Environmental Markets*
Pax World Management LLC	High Yield Bond*
Pax World Management LLC	Mixed Asset*
Pax World Management LLC	Small Cap*
Pax World Management LLC	International Equity*
Pax World Management LLC	Passive International Equity*
PIMCO	Income*
Schroder Investment Management, Ltd.	Emerging Markets Equity*
TIAA-CREF	Social Choice Bond*

*Some or all of the Strategy is represented by direct investments in mutual fund shares (see Schedules of Investments).

6

December 31, 2013

Portfolio Commentary

Portfolio Construction Advisors

Jon Hale, Ph.D., CFA, Managing Consultant, Morningstar Associates & Peter Di Teresa, Senior Investment Consultant, Morningstar Associates

The ESG Managers Portfolios garnered strong returns in 2013, certainly helped by the surging U.S. stock market but also benefiting from good allocation decisions and benchmark-topping performances by most of its underlying equity and bond managers. Before we review the year and look toward the future, let's first take a moment to describe these unique investments.

Pax World Management LLC (the advisor) and Morningstar Associates LLC (the subadvisor/portfolio construction manager) created the ESG Managers Portfolios so that individual and institutional investors could easily incorporate sustainable investment principles into their portfolios using a single investment vehicle. The four ESG Managers Portfolios are broadly diversified funds of funds (that also use separate accounts in some instances) covering a wide range of investor risk profiles, using underlying managers who all consider environmental, social, and governance (ESG) factors in their investment processes. Selecting the ESG Managers Portfolio that most closely matches their risk profile allows investors to use it as a stand-alone sustainable investment portfolio, or as a supplement to their existing portfolio without altering their preferred asset allocation.

•  The ESG Managers Growth is an all equity globally diversified portfolio that is normally allocated approximately two thirds to U.S. stocks, one fourth to developed-markets stocks outside the U.S., and about 10% to emerging-markets stocks. The portfolio is further diversified across market caps and investment styles.

•  ESG Managers Growth and Income is a lower volatility equity portfolio that puts greater emphasis on dividend-generating stocks than the Growth portfolio does, and also includes a fixed income allocation of around 20% of assets, typically, that serves to lower overall volatility and generate income through its higher yielding bond positions.

7

December 31, 2013

Portfolio Commentary, continued

•  ESG Managers Balanced is a broadly diversified take on the traditional 60/40 stock/bond balanced fund. Its equity allocation is similar to that of the Growth portfolio with positions in U.S. and non-U.S. stocks across market cap and style spectra. Its bond allocation is a mix of investment grade, core-plus and high yield approaches.

•  ESG Managers Income is our most conservative option with a target equity allocation of 35%. The equity allocation is tilted towards dividend generating stocks (similar to the equity allocation in Growth and Income). Its bond allocation is broadly diversified (similar to the bond allocation in Balanced) with a mix of investment grade, core-plus and high-yield approaches.

We use seventeen underlying funds or separate-account strategies in the portfolios from thirteen different investment firms. They have been selected based on strong long-term performance and how well the strategies fit with each other in our portfolios. Underlying strategies are removed when they fail to live up to our expectations for performance and style consistency. Our allocations are based on strategic targets set by the portfolio construction managers in consultation with Morningstar's Asset Allocation Committee, shorter-term market conditions, and the positioning decisions of the underlying managers, which we monitor on a regular basis. Rebalancing and reallocation are ongoing processes that happen on an as-needed basis using daily cash flows whenever possible.

Market Review

With all that in mind, let's take a brief look at 2013. Stocks in the U.S. were the big story, backed by monetary stimulus in the form of the Fed quantitative easing1 and by continued economic growth, albeit growth that continued to be below trend for a recovery. The S&P 500 Stock Index2 gained 32.39%, marking its highest calendar year return since 1997. Stocks outside the U.S. were mixed. The MSCI EAFE Index3 of developed markets stocks gained 22.78% on the strength of Japan's economic stimulus and the emergence of the eurozone from its recession and debt crisis. Emerging markets, often a source of much better performance when developed markets rally, were negative for the year as Brazil's economy struggled with low growth and high inflation and China's high growth engine shifted to lower gear as the country moved toward a more consumer oriented economy. The anticipation of tightened monetary policy in

8

December 31, 2013

Portfolio Commentary, continued

the U.S. was also a factor, as the Fed's quantitative easing program had supported riskier assets. MSCI Emerging Markets Index4 lost 2.60%. Fixed-income markets also suffered in anticipation of tighter monetary policy. The Barclays U.S. Aggregate Bond Index5 slipped 2.02%, its first calendar year loss since 1999. Less interest rate sensitive bond sectors avoided losses, trading on the improving economy. The Barclays U.S. Corporate High Yield Index6 rose 7.44% for the year.

Against that backdrop, the ESG Managers Portfolios Class A shares posted net returns ranging from 9.54% for the Income Portfolio to 28.74% for the Growth Portfolio. Three of the four portfolios comfortably beat their blended benchmarks7 on a net basis and the fourth came very close. (See accompanying table)

Total returns for the 12-month period ended December 31, 2013:

Class A Shares	Portfolio	Blended Benchmark[7]
Growth Portfolio	28.84%	29.15%
Growth and Income Portfolio	23.86%	22.52%
Balanced Portfolio	17.48%	16.01%
Income Portfolio	9.65%	8.14%

Performance Highlights

Emerging markets position responsible for Growth Portfolio's narrow underperformance

Despite an outstanding return of more than 28%, the Growth Portfolio fell just short of its blended benchmark. While such a narrow gap is of little real consequence, it resulted primarily from our "off-benchmark" emerging-markets position, which averaged between 5% and 6% of assets over the course of the year, costing the Portfolio an estimated one percentage point of return relative to the benchmark. Our non-U.S. equity position in the blended benchmark is represented solely by the MSCI EAFE Index which, as we've already discussed, outperformed the MSCI Emerging Markets Index by more than 25 percentage points. Of some consolation is the fact that our emerging markets manager, Schroder Emerging Markets Equity, modestly outperformed the MSCI Emerging Markets Index for the year. The other three Portfolios also had off-benchmark emerging markets exposure that detracted from performance but all three comfortably outperformed their blended benchmarks.

9

December 31, 2013

Portfolio Commentary, continued

Equity overweight helped Growth and Income, Balanced and Income Portfolios

In light of the strong equity market, we kept the three multi-asset class portfolios overweight their equity targets for most of the year by about three percentage points, with the overweight focused on U.S. large cap and mid cap stocks. This benefitted the Portfolios as stocks outperformed bonds by a wide margin, and U.S. stocks comfortably outperformed non-U.S. stocks.

Reallocation away from U.S. Treasury Inflation Protected Securities (TIPS) helped Growth and Income, Balanced and Income Portfolios

We entered the year with modest allocations to TIPS in these three Portfolios. Absent expectations of rising inflation, however, inflation-protected bonds tend to behave like long term credits and are, therefore, extremely sensitive to rising interest rates. With rates starting to rise early in the year, we sold positions, a move that proved beneficial. The Barclays U.S. Treasury TIPS Index8 lost -8.61% for the year.

Reallocation from Parnassus Small Cap Fund

Parnassus Small Cap underperformed during the first half of 2013 even though we were in the type of up market in which the fund had performed well in the past. During the first half of 2013, we reallocated largely to the Pax World Small Cap Fund.

Strong overall performance of underlying strategies

It was a strong year overall for our underlying strategies when we measure each one by its own best-fitting index. Of the 17 strategies being used at the end of the year, 12 beat their benchmarks for 2013. That's an excellent number because all but one are actively managed. It not only demonstrated, at least for 2013, that carefully chosen active managers can deliver alpha10 but also that ESG—oriented managers can deliver alpha.

Outlook

We entered the new year optimistic that continued economic growth, though modest, would provide the underpinning for another positive year for stocks. That said, we don't expect returns anywhere close to those of 2013 nor do we expect the ride to be completely smooth. Stocks continue to look approximately fairly valued to us. The median stock in Morningstar's coverage universe trades at only a 2% premium to its fair value estimate (as of

10

December 31, 2013

Portfolio Commentary, continued

December 27, 2013). That is a bottom-up measure based on Morningstar stock analysts' assessment of the potential of the companies they cover to generate future cash flows. While price/earnings multiples are above average compared to the very long term, they are close to average over the past 25 years. While we may experience volatility as some investors take profits and some stock prices adjust to lower rates of earnings growth, we expect to remain modestly overweight equities in the Portfolios because we expect stocks to rise and bonds to be vulnerable to rising rates in 2014. We also believe the measured withdrawal of monetary stimulus this year could lead investors away from more risky fare and set the stage for higher quality stocks to outperform. This could benefit the ESG Managers Portfolios because so many of our equity managers emphasize company quality in their investment processes, along with ESG factors. On the fixed-income side, we are positioned to guard against rising interest rates that we expect to occur with continued economic growth and Fed tapering. Our duration is about 4.7 years, shorter than that of the Barclays U.S. Aggregate Index (5.6 years). We are underweight rate sensitive U.S. Treasuries relative to the index and, as noted above, do not have exposure to inflation protected bonds. We are overweight our most flexible manager, PIMCO Income.

In closing, we'd like to take this opportunity to thank you for your confidence in the ESG Managers Portfolios. We believe they are attractive options for investors wanting a diversified portfolio of underlying managers who believe sustainable investing helps lead them to high-quality, lower-risk companies that will perform well over the long term while respecting the environment and the concerns of other stakeholders.

1Quantitative easing is monetary policy used by central banks to stimulate a national economy. Typically, central banks implement quantitative easing by buying financial assets from commercial banks and other private institutions, injecting a pre-determined quantity of money into the economy.

2Standard & Poor's 500 Composite Stock Index is an unmanaged index of large capitalization common stocks.

3MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net," which includes dividend reinvestments after deduction of foreign withholding tax.

4MSCI Emerging Markets Index is an unmanaged index of stocks considered to be representative of stocks of developing countries.

11

December 31, 2013

Portfolio Commentary, continued

5Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

6Barclays U.S. Corporate High Yield Index is an unmanaged index that covers the universe of fixed rate, non-investment grade, Debt.

7Blended Benchmarks

The Blended Benchmark for the Growth and Income Portfolio is comprised of 55% S&P 500 Index, 25% MSCI EAFE (Net) Index, and 20% Barclays U.S. Aggregate.

The Blended Benchmark for the Balanced Portfolio is comprised of 42% S&P 500 Index, 18% MSCI EAFE (Net) Index and 40% Barclays Aggregate U.S. Bond Index.

The Blended Benchmark for the Income Portfolio is comprised of 24% S&P 500 Index, 11% MSCI EAFE (Net) Index and 65% Barclays U.S. Aggregate Bond Index.

The Blended Benchmark for the Growth Portfolio is comprised of 66% S&P 500 Index and 34% MSCI EAFE (Net) Index.

8Barclays U.S. Treasury Inflation Protected Securities Index includes all publicly issued, U.S. Treasury inflation-protected securities (TIPS) that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value

9Russell 2000 Index is an unmanaged index considered representative of small-cap stocks.

10Alpha is a coefficient measuring risk-adjusted performance, considering the risk due to the specific security, rather than the overall market.

Securities of small and medium-sized companies may have less liquidity and more volatile prices than securities of larger companies, which can make it difficult for the Fund to sell such securities at desired times or prices.

The portfolio commentary in this report provides insight in an effort to help you examine your fund. The views expressed therein are those of the portfolio construction advisers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Pax World Management LLC and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.

12

December 31, 2013

Growth Portfolio

Portfolio Highlights (Unaudited)

Total Return—Historical Growth of $10,000—Since Inception

Returns—Period ended December 31, 2013

			Total Return	Average Annual Returns
Share class	Ticker Symbol		1 Year	3 Years	Since Inception[1]
Class A2, 3	PAGAX	NAV[4]	28.84%	10.92%	10.71%
		POP	21.75%	8.86%	9.16%
Institutional Class[2]	PAGIX		28.98%	11.18%	11.00%
Class C2, 5	PAGCX	NAV[4]	27.84%	10.11%	9.90%
		CDSC	26.56%	N/A	N/A
Blended Index[6,7,8,10]			29.15%	13.49%	12.84%
Lipper Multi-Cap Core Funds Index[9,10]			32.58%	14.39%	14.53%
S&P 500 Index[7,10]			32.39%	16.18%	15.47%

1The Fund's inception date is January 4, 2010.

2Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For more recent month-end performance data, please visit www.esgmanagers.com.

3A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares purchased without an initial sales charge as part of a purchase over $1 million that are sold within 18 months of purchase. POP (public offering price) reflects the maximum sales load for the Fund's Class A shares of 5.50%. NAV

13

December 31, 2013

Growth Portfolio, continued

Portfolio Highlights (Unaudited), continued

performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

4NAV is Net Asset Value.

5A 1.00% CDSC (contingent deferred sales charge) may be charged on shares redeemed within one year of purchase. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

6The Blended Index is composed of 66% S&P 500 Index and 34% MSCI EAFE (Net) Index.

7The S&P 500 Index is an index of large capitalization common stocks.

8The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

9The Lipper Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Core Funds Average. The Lipper Multi-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core Funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. The Lipper Multi-Cap Core Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator.

10Unlike the Growth Portfolio, the Blended Index, the Lipper Multi-Cap Core Funds Index and the S&P 500 Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes. Investors cannot invest directly in any index.

14

December 31, 2013

Manager Allocations

Manager/Strategy	Percent of Net Assets
EQUITY
Large-Cap Multi-Cap
ClearBridge ESG Large Cap Value	18.1%
Touchstone Premium Yield Equity Fund	2.5%
Parnassus Equity Income Fund	20.7%
Neuberger Berman Socially Responsive Fund	23.0%
Small/Mid-Cap
Ariel Fund	6.3%
Pax World Small Cap Fund	6.6%
International/World
Pax World International Fund	2.3%
Pax MSCI EAFE ESG Index ETF	9.1%
Portfolio 21 Global Equity Fund	3.3%
Schroder Emerging Markets Equity Fund	5.7%
Sector Specific
Pax World Global Environmental Markets Fund	2.2%
Total Equities	98.8%
Other	0.2%
Total	100.0%

*Rounds to less that 0.1%

Top Ten Holdings

Company	Percent of Net Assets
Neuberger Berman Socially Responsive Fund	23.0%
Parnassus Equity Income Fund	20.7%
Pax MSCI EAFE ESG Index ETF	9.1%
Pax World Small Cap Fund	6.6%
Ariel Fund	6.3%
Schroder Emerging Markets Equity Fund	5.7%
Portfolio 21 Global Equity Fund	3.3%
Touchstone Premium Yield Equity Fund	2.5%
Pax World International Fund	2.3%
Pax World Global Environmental Markets Fund	2.2%
Total	81.7%

Holdings are subject to change.

15

December 31, 2013

Growth and Income Portfolio

Portfolio Highlights (Unaudited)

Total Return—Historical Growth of $10,000—Since Inception

Returns—Period ended December 31, 2013

			Total Return	Average Annual Returns
Share class	Ticker Symbol		1 Year	3 Years	Since Inception[1]
Class A2, 3	PGPAX	NAV[4]	23.86%	10.21%	10.14%
		POP	17.03%	8.15%	8.59%
Institutional Class[2]	PMIIX		24.32%	10.53%	10.41%
Class C2, 5	PWCCX	NAV[4]	22.94%	9.36%	9.28%
		CDSC	21.71%	N/A	N/A
Blended Index[6,7,8,9,11]			22.52%	11.71%	11.42%
Lipper Mixed-Asset Target Allocation Growth Funds Index[10,11]			20.33%	10.81%	10.91%
S&P 500 Index[7,11]			32.39%	16.18%	15.47%

1The Fund's inception date is January 4, 2010.

2Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For more recent month-end performance data, please visit www.esgmanagers.com.

3A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares purchased without an initial sales charge as part of a purchase over $1 million that are sold within 18 months of purchase. POP

16

December 31, 2013

(public offering price) reflects the maximum sales load for the Fund's Class A shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

4NAV is Net Asset Value.

5A 1.00% CDSC (contingent deferred sales charge) may be charged on shares redeemed within one year of purchase. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

6The Blended Index is composed of 55% S&P 500 Index, 25% MSCI EAFE (Net) Index and 20% Barclays U.S. Aggregate Bond Index.

7The S&P 500 Index is an index of large capitalization common stocks.

8The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

9The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

10The Lipper Mixed-Asset Target Allocation Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds Average. The Lipper Mixed-Asset Target Allocation Growth Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Lipper Mixed-Asset Target Allocation Growth Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

11Unlike the Growth and Income Portfolio, the Blended Index, the Lipper Mixed-Asset Target Allocation Growth Funds Index and the S&P 500 Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Mixed-Asset Target Allocation Growth Funds Index) do not reflect deductions for fees, expenses or taxes. Investors cannot invest directly in any index.

17

December 31, 2013

Growth and Income Portfolio, continued

Portfolio Highlights (Unaudited), continued

Manager Allocations

Manager/Strategy	Percent of Net Assets
EQUITY
Large-Cap Multi-Cap
ClearBridge ESG Large Cap Value	14.9%
Touchstone Premium Yield Equity Fund	12.1%
Parnassus Equity Income Fund	18.2%
Neuberger Berman Socially Responsive Fund	15.6%
Small/Mid-Cap
Ariel Fund	3.3%
Pax World Small Cap Fund	3.6%
International/World
Pax World International Fund	1.7%
Pax MSCI EAFE ESG Index ETF	7.0%
Portfolio 21 Global Equity Fund	2.7%
Schroder Emerging Markets Equity Fund	4.6%
Sector Specific
Pax World Global Environmental Markets Fund	1.1%
Total Equities	84.8%
FIXED INCOME
Investment Grade
Access Capital Community Investment Fund	0.3%
CRA Qualified Investment Fund	0.2%
Praxis Intermediate Income Fund	2.2%
TIAA-CREF Social Choice Bond Fund	3.0%
PIMCO Income Fund	6.1%
High Yield
Pax World High Yield Bond Fund	3.5%
Total Fixed Income	15.3%
MIXED ASSET
Balanced
Pax World Balanced Fund	0.1%
Total Mixed Asset	0.1%
Other	-0.2%
Total	100.0%

*Rounds to less that 0.1%

18

December 31, 2013

Top Ten Holdings

Company	Percent of Net Assets
Parnassus Equity Income Fund	18.2%
Neuberger Berman Socially Responsive Fund	15.6%
Touchstone Premium Yield Equity Fund	12.1%
Pax MSCI EAFE ESG Index ETF	7.0%
PIMCO Income Fund	6.1%
Schroder Emerging Markets Equity Fund	4.6%
Pax World Small Cap Fund	3.6%
Pax World High Yield Bond Fund	3.5%
Ariel Fund	3.3%
TIAA-CREF Social Choice Bond Fund	3.0%
Total	77.0%

Holdings are subject to change.

19

December 31, 2013

Balanced Portfolio

Portfolio Highlights (Unaudited)

Total Return—Historical Growth of $10,000—Since Inception

Returns—Period ended December 31, 2013

			Total Return	Average Annual Returns
Share class	Ticker Symbol		1 Year	3 Years	Since Inception[1]
Class A2, 3	PMPAX	NAV[4]	17.48%	8.97%	8.62%
		POP	11.05%	6.92%	7.10%
Institutional Class[2]	PWPIX		17.86%	9.20%	8.86%
Class C2, 5	PWPCX	NAV[4]	16.70%	8.14%	7.79%
		CDSC	15.53%	N/A	N/A
Blended Index[6,7,8,9,11]			16.01%	9.72%	9.75%
Lipper Mixed-Asset Target Allocation Moderate Funds Index[10,11]			14.77%	8.78%	9.20%
S&P 500 Index[7,11]			32.39%	16.18%	15.47%

1The Fund's inception date is January 4, 2010.

2Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For more recent month-end performance data, please visit www.esgmanagers.com.

3A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares purchased without an initial sales charge as part of a purchase over $1 million that are sold within 18 months of purchase. POP (public offering price) reflects the maximum sales load for the Fund's Class A shares of 5.50%. NAV

20

December 31, 2013

performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

4NAV is Net Asset Value.

5A 1.00% CDSC (contingent deferred sales charge) may be charged on shares redeemed within one year of purchase. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

6The Blended Index is composed of 42% S&P 500 Index, 18% MSCI EAFE (Net) Index and 40% Barclays U.S. Aggregate Bond Index.

7The S&P 500 Index is an index of large capitalization common stocks.

8The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

9The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

10The Lipper Mixed-Asset Target Allocation Moderate Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Moderate Funds Average. The Lipper Mixed-Asset Target Allocation Moderate Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Lipper Mixed-Asset Target Allocation Moderate Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

11Unlike the Balanced Portfolio, the Blended Index, the Lipper Mixed-Asset Target Allocation Moderate Funds Index and the S&P 500 Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Mixed-Asset Target Allocation Moderate Funds Index) do not reflect deductions for fees, expenses or taxes. Investors cannot invest directly in any index.

21

December 31, 2013

Balanced Portfolio, continued

Portfolio Highlights (Unaudited), continued

Manager Allocations

Manager/Strategy	Percent of Net Assets
EQUITY
Large-Cap Multi-Cap
ClearBridge ESG Large Cap Value	11.7%
Touchstone Premium Yield Equity Fund	3.9%
Parnassus Equity Income Fund	14.7%
Neuberger Berman Socially Responsive Fund	14.3%
Small/Mid-Cap
Ariel Fund	3.5%
Pax World Small Cap Fund	3.5%
International/World
Pax World International Fund	0.6%
Pax MSCI EAFE ESG Index ETF	6.1%
Portfolio 21 Global Equity Fund	2.6%
Schroder Emerging Markets Equity Fund	3.1%
Sector Specific
Pax World Global Environmental Markets Fund	1.8%
Total Equities	65.8%
FIXED INCOME
Investment Grade
Access Capital Community Investment Fund	5.6%
CRA Qualified Investment Fund	6.5%
Praxis Intermediate Income Fund	7.5%
TIAA-CREF Social Choice Bond Fund	6.6%
PIMCO Income Fund	4.9%
High Yield
Pax World High Yield Bond Fund	3.2%
Total Fixed Income	34.3%
MIXED ASSET
Balanced
Pax World Balanced Fund	0.1%
Total Mixed Asset	0.1%
Other	-0.2%
Total	100.0%

22

December 31, 2013

Top Ten Holdings

Company	Percent of Net Assets
Parnassus Equity Income Fund	14.7%
Neuberger Berman Socially Responsive Fund	14.3%
Praxis Intermediate Income Fund	7.5%
TIAA-CREF Social Choice Bond Fund	6.6%
CRA Qualified Investment Fund	6.5%
Pax MSCI EAFE ESG Index ETF	6.1%
Access Capital Community Investment Fund	5.6%
PIMCO Income Fund	4.9%
Touchstone Premium Yield Equity	3.9%
Ariel Fund	3.5%
Total	73.6%

Holdings are subject to change.

23

December 31, 2013

Income Portfolio

Portfolio Highlights (Unaudited)

Total Return—Historical Growth of $10,000—Since Inception

Returns—Period ended December 31, 2013

			Total Return	Average Annual Returns
Share class	Ticker Symbol		1 Year	3 Years	Since Inception[1]
Class A2, 3	PWMAX	NAV[4]	9.65%	6.30%	6.61%
		POP	4.75%	4.67%	5.39%
Institutional Class[2]	PWMIX		9.89%	6.57%	6.87%
Class C2, 5	PWMCX	NAV[4]	8.82%	5.53%	5.80%
		CDSC	7.74%	N/A	N/A
Blended Index[6,7,8,9,11]			8.14%	7.03%	7.42%
Lipper Mixed-Asset Target Allocation Conservative Funds Index[10,11]			7.08%	6.14%	6.89%
Barclays U.S. Aggregate Bond Index[9,11]			-2.02%	3.26%	4.05%

1The Fund's inception date is January 4, 2010.

2Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For more recent month-end performance data, please visit www.esgmanagers.com.

3A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares purchased without an initial sales charge as part of a purchase over $1 million that are sold within 18 months of purchase. POP (public offering price) reflects the maximum sales load for the Fund's Class A shares of 4.50%. NAV

24

December 31, 2013

performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

4NAV is Net Asset Value.

5A 1.00% CDSC (contingent deferred sales charge) may be charged on shares redeemed within one year of purchase. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

6The Blended Index is composed of 24% S&P 500 Index, 11% MSCI EAFE (Net) Index and 65% Barclays U.S. Aggregate Bond Index.

7The S&P 500 Index is an index of large capitalization common stocks.

8The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

9The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

10The Lipper Mixed-Asset Target Allocation Conservative Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Conservative Funds Average. The Lipper Mixed-Asset Target Allocation Conservative Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Lipper Mixed-Asset Target Allocation Conservative Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

11Unlike the Income Portfolio, the Blended Index, the Lipper Mixed-Asset Target Allocation Conservative Funds Index and the Barclays U.S. Aggregate Bond Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Mixed-Asset Target Allocation Conservative Funds Index) do not reflect deductions for fees, expenses or taxes. Investors cannot invest directly in any index.

25

December 31, 2013

Income Portfolio, continued

Portfolio Highlights (Unaudited), continued

Manager Allocations

Manager/Strategy	Percent of Net Assets
EQUITY
Large-Cap Multi-Cap
ClearBridge ESG Large Cap Value	6.3%
Touchstone Premium Yield Equity Fund	7.0%
Parnassus Equity Income Fund	9.7%
Neuberger Berman Socially Responsive Fund	6.2%
Small/Mid-Cap
Ariel Fund	1.2%
Pax World Small Cap Fund	1.6%
International/World
Pax World International Fund	0.1%
Pax MSCI EAFE ESG Index ETF	2.5%
Portfolio 21 Global Equity Fund	1.6%
Schroder Emerging Markets Equity Fund	2.2%
Sector Specific
Pax World Global Environmental Markets Fund	1.7%
Total Equities	40.1%
FIXED INCOME
Investment Grade
Access Capital Community Investment Fund	11.6%
CRA Qualified Investment Fund	4.3%
Praxis Intermediate Income Fund	16.1%
TIAA-CREF Social Choice Bond Fund	13.0%
PIMCO Income Fund	14.1%
High Yield
Pax World High Yield Bond Fund	1.5%
Total Fixed Income	60.6%
MIXED ASSET
Balanced
Pax World Balanced Fund	0.0%
Total Mixed Asset	0.0%
Other	-0.7%
Total	100.0%

26

December 31, 2013

Top Ten Holdings

Company	Percent of Net Assets
Praxis Intermediate Income Fund	16.1%
PIMCO Income Fund	14.1%
TIAA-CREF Social Choice Bond Fund	13.0%
Access Capital Community Investment Fund	11.6%
Parnassus Equity Income Fund	9.7%
Touchstone Premium Yield Equity Fund	7.0%
Neuberger Berman Socially Responsive Fund	6.2%
CRA Qualified Investment Fund	4.3%
Pax MSCI EAFE ESG Index ETF	2.5%
Schroder Emerging Markets Equity Fund	2.2%
Total	86.7%

Holdings are subject to change.

27

December 31, 2013

Shareholder Expense Examples (Unaudited)

Examples As a shareholder of the ESG Managers Growth, Growth and Income, Balanced or Income Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the relevant Fund's prospectus or talk to your financial adviser.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on July 1, 2013 and ending on December 31, 2013.

Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of twelve dollars. If you are invested in one of these account types, you should add an additional six dollars to the estimated expenses paid during the period.

Actual Expenses For each Fund, the first table on the next page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. For the Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes For each Fund, the second table on the following page provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

28

December 31, 2013

Shareholder Expense Examples (Unaudited), continued

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs or expenses of underlying fund investments. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs and underlying fund expenses were included, your costs would have been higher.

Based on Actual Fund Return	Beginning Account Value (7/1/13)	Ending Account Value (12/31/13)	Annualized Expense Ratio	Expenses Paid During Period[1]
Growth - Class A	$1,000.00	$1,155.00	1.26%	$6.84
Growth - Institutional	1,000.00	1,154.40	1.01%	5.48
Growth - Class C	1,000.00	1,150.20	2.01%	10.89
Growth and Income - Class A	1,000.00	1,129.60	1.12%	6.01
Growth and Income - Institutional	1,000.00	1,132.60	0.87%	4.68
Growth and Income - Class C	1,000.00	1,124.80	1.87%	10.02
Balanced - Class A	1,000.00	1,099.40	1.08%	5.71
Balanced - Institutional	1,000.00	1,100.90	0.83%	4.40
Balanced - Class C	1,000.00	1,096.00	1.83%	9.67
Income - Class A	1,000.00	1,059.00	0.99%	5.14
Income - Institutional	1,000.00	1,061.10	0.74%	3.84
Income - Class C	1,000.00	1,055.30	1.74%	9.01
Based on Hypothetical 5% Return (before expenses)	Beginning Account Value (7/1/13)	Ending Account Value (12/31/13)	Annualized Expense Ratio	Expenses Paid During Period[1]
Growth - Class A	$1,000.00	$1,018.85	1.26%	$6.41
Growth - Institutional	1,000.00	1,020.11	1.01%	5.14
Growth - Class C	1,000.00	1,015.07	2.01%	10.21
Growth and Income - Class A	1,000.00	1,019.56	1.12%	5.70
Growth and Income - Institutional	1,000.00	1,020.82	0.87%	4.43
Growth and Income - Class C	1,000.00	1,015.78	1.87%	9.50
Balanced - Class A	1,000.00	1,019.76	1.08%	5.50
Balanced - Institutional	1,000.00	1,021.02	0.83%	4.23
Balanced - Class C	1,000.00	1,015.98	1.83%	9.30
Income - Class A	1,000.00	1,020.21	0.99%	5.04
Income - Institutional	1,000.00	1,021.48	0.74%	3.77
Income - Class C	1,000.00	1,016.43	1.74%	8.84

1Expenses are equal to each Funds' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period beginning on July 1, 2013 and ending on December 31, 2013).

29

December 31, 2013

Schedule of Investments

Growth Portfolio

Percent of Net Assets Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 18.1%
Consumer Discretionary: 3.0%
DISH Network Corp., Class A (a)	1,731	$100,260
Home Depot, Inc.	622	51,215
McDonald's Corp.	200	19,406
SES SA	907	29,384
Target Corp.	403	25,498
Time Warner Cable, Inc.	492	66,666
Time Warner, Inc.	1,102	76,831
Twenty-First Century Fox, Inc., Class A	783	27,546
Twenty-First Century Fox, Inc., Class B	1,377	47,644
		444,450
Consumer Staples: 2.0%
Coca-Cola Co., The	966	39,905
CVS Caremark Corp.	1,240	88,747
Kellogg Co.	693	42,322
Kimberly-Clark Corp.	426	44,500
PepsiCo, Inc.	671	55,653
Sysco Corp.	725	26,173
		297,300
Energy: 1.9%
Cameron International Corp. (a)	485	28,872
ConocoPhillips	876	61,889
National Oilwell Varco, Inc.	339	26,961
Noble Corp PLC	937	35,109
Royal Dutch Shell PLC, ADR	849	60,508
Schlumberger, Ltd.	513	46,226
Suncor Energy, Inc.	809	28,356
		287,921
Financials: 4.9%
American Express Co.	743	67,412
American Tower Corp., REIT	465	37,116
Bank of New York Mellon Corp., The	879	30,712
Capital One Financial Corp.	457	35,011
Citigroup, Inc.	566	29,494
JPMorgan Chase & Co.	1,820	106,434
Loews Corp.	654	31,549
Marsh & McLennan Cos., Inc.	1,021	49,376
MetLife, Inc.	671	36,180
Progressive Corp., The	671	18,298
State Street Corp.	971	71,262
Travelers Cos., Inc., The	555	50,250
US Bancorp	2,018	81,527
Wells Fargo & Co.	2,190	99,426
		744,047
Percent of Net Assets Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care: 1.4%
Johnson & Johnson	501	$45,887
Merck & Co., Inc.	1,010	50,550
Novartis AG, ADR	368	29,580
Pfizer, Inc.	1,035	31,702
Teva Pharmaceutical Industries, Ltd., ADR	646	25,892
WellPoint, Inc.	369	34,092
		217,703
Industrials: 2.2%
Danaher Corp.	832	64,230
Emerson Electric Co.	746	52,354
General Electric Co.	2,975	83,389
Honeywell International, Inc.	770	70,355
Illinois Tool Works, Inc.	663	55,745
		326,073
Information Technology: 1.3%
IBM	188	35,263
Microsoft Corp.	948	35,484
Motorola Solutions, Inc.	626	42,255
TE Connectivity, Ltd.	866	47,725
Xerox Corp	3,104	37,776
		198,503
Materials: 0.5%
Air Products & Chemicals, Inc.	290	32,416
Crown Holdings, Inc. (a)	1,068	47,601
		80,017
Telecommunication Services: 0.6%
AT&T, Inc.	671	23,592
Verizon Communications, Inc.	468	22,998
Vodafone Group PLC, ADR	1,217	47,840
		94,430
Utilities: 0.3%
Sempra Energy	505	45,329
TOTAL COMMON STOCKS
(Cost $1,939,802)		2,735,773
AFFILIATED INVESTMENT COMPANIES: 20.2%
Pax MSCI EAFE ESG Index ETF	45,870	1,371,972
Pax World Global Environmental Markets Fund (b)	25,444	327,203
Pax World International Fund (b)	36,737	344,596
Pax World Small Cap Fund (b)	72,993	996,357
TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $2,592,776)		3,040,128

SEE NOTES TO FINANCIAL STATEMENTS
30

December 31, 2013

Schedule of Investments, continued

Growth Portfolio, continued

Percent of Net Assets Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
NON-AFFILIATED INVESTMENT COMPANIES: 61.5%
Ariel Fund (b)	13,005	$957,933
Neuberger Berman Socially Responsive Fund (b)	99,649	3,477,742
Parnassus Equity Income Fund (b)	85,122	3,126,546
Portfolio 21 Global Equity Fund (b)	12,253	499,311
Schroder Emerging Markets Equity Fund (c)	64,082	854,214
Touchstone Premium Yield Equity Fund (d)	40,076	373,940
TOTAL NON-AFFILIATED INVESTMENT COMPANIES
(Cost $8,983,089)		9,289,686
TOTAL INVESTMENTS: 99.8%
(Cost $13,515,667)		15,065,587
OTHER ASSETS AND LIABILITIES—
(Net): 0.2%		35,170
Net Assets: 100.0%		$15,100,757

(a)  Non income producing security.

(b)  Institutional Class shares

(c)  Investor Class shares

(d)  Class Y shares

ADR  American Depository Receipt

REIT  Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS
31

December 31, 2013

Schedule of Investments

Growth and Income Portfolio

Percent of Net Assets Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 14.9%
Consumer Discretionary: 2.4%
DISH Network Corp., Class A (a)	1,013	$58,673
Home Depot, Inc.	382	31,454
McDonald's Corp.	115	11,158
SES SA	524	16,976
Target Corp.	236	14,932
Time Warner Cable, Inc.	291	39,431
Time Warner, Inc.	666	46,434
Twenty First Century Fox, Inc., Class B	792	27,402
Twenty-First Century Fox, Inc., Class A	419	14,740
		261,200
Consumer Staples: 1.6%
CVS Caremark Corp.	764	54,679
Coca-Cola Co., The	592	24,456
Kellogg Co.	416	25,405
Kimberly-Clark Corp.	261	27,264
PepsiCo, Inc.	419	34,752
Sysco Corp.	427	15,415
		181,971
Energy: 1.6%
Cameron International Corp. (a)	294	17,502
ConocoPhillips	537	37,939
National Oilwell Varco, Inc.	207	16,463
Noble Corp PLC	574	21,508
Royal Dutch Shell PLC, ADR	515	36,704
Schlumberger, Ltd.	311	28,024
Suncor Energy, Inc.	485	16,998
		175,138
Financials: 4.0%
American Express Co.	452	41,010
American Tower Corp., REIT	272	21,711
Bank of New York Mellon Corp., The	546	19,077
Capital One Financial Corp.	285	21,834
Citigroup, Inc.	315	16,415
JPMorgan Chase & Co.	1,106	64,679
Loews Corp.	403	19,441
Marsh & McLennan Cos., Inc.	616	29,790
MetLife, Inc.	405	21,838
Progressive Corp., The	413	11,263
State Street Corp.	577	42,346
Travelers Cos., Inc., The	343	31,055
US Bancorp	1,203	48,601
Wells Fargo & Co.	1,338	60,744
		449,804
Percent of Net Assets Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care: 1.2%
Johnson & Johnson	309	$28,301
Merck & Co., Inc.	610	30,531
Novartis AG, ADR	222	17,844
Pfizer, Inc.	617	18,899
Teva Pharmaceutical Industries, Ltd., ADR	401	16,072
WellPoint, Inc.	226	20,880
		132,527
Industrials: 1.8%
Danaher Corp.	490	37,828
Emerson Electric Co.	453	31,792
General Electric Co.	1,804	50,566
Honeywell International, Inc.	456	41,665
Illinois Tool Works, Inc.	403	33,884
		195,735
Information Technology: 1.1%
IBM	114	21,383
Microsoft Corp.	595	22,271
Motorola Solutions, Inc.	384	25,920
TE Connectivity, Ltd.	526	28,988
Xerox Corp	1,871	22,770
		121,332
Materials: 0.4%
Air Products & Chemicals, Inc.	178	19,897
Crown Holdings, Inc. (a)	649	28,926
		48,823
Telecommunication Services: 0.5%
AT&T, Inc.	422	14,838
Verizon Communications, Inc.	285	14,005
Vodafone Group PLC, ADR	711	27,949
		56,792
Utilities: 0.3%
Sempra Energy	312	28,005
TOTAL COMMON STOCKS
(Cost $1,088,433)		1,651,327
AFFILIATED INVESTMENT COMPANIES: 17.1%
Pax MSCI EAFE ESG Index ETF	26,258	785,376
Pax World Balanced Fund (b)	237	5,857
Pax World Global Environmental Markets Fund (b)	10,549	135,658
Pax World High Yield Bond Fund (b)	51,305	386,842
Pax World International Fund (b)	20,344	190,828
Pax World Small Cap Fund (b)	29,668	404,962
TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $1,654,406)		1,909,523

SEE NOTES TO FINANCIAL STATEMENTS
32

December 31, 2013

Schedule of Investments, continued

Growth and Income Portfolio, continued

Percent of Net Assets Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
NON-AFFILIATED INVESTMENT COMPANIES: 68.2%
Access Capital Community Investment Fund (b)	3,088	$28,289
Ariel Fund (b)	4,999	368,253
CRA Qualified Investment Fund (b)	1,889	19,833
Neuberger Berman Socially Responsive Fund (b)	50,141	1,749,902
Parnassus Equity Income Fund (b)	55,320	2,031,916
PIMCO Income Fund (b)	55,238	677,214
Praxis Intermediate Income Fund (b)	23,767	243,133
Portfolio 21 Global Equity Fund (b)	7,348	299,436
Schroder Emerging Markets Equity Fund (c)	38,094	507,799
TIAA-CREF Social Choice Bond Fund (b)	34,197	333,763
Touchstone Premium Yield Equity Fund (d)	144,201	1,345,398
TOTAL NON-AFFILIATED INVESTMENT COMPANIES
(Cost $7,416,456)		7,604,936
TOTAL INVESTMENTS: 100.2%
(Cost $10,159,295)		11,165,786
OTHER ASSETS AND LIABILITIES—
(Net): -0.2%		(17,932)
Net Assets: 100.0%		$11,147,854

(a)  Non income producing security.

(b)  Institutional Class shares

(c)  Investor Class shares

(d)  Class Y shares

ADR  American Depository Receipt

REIT  Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS
33

December 31, 2013

Schedule of Investments

Balanced Portfolio

Percent of Net Assets Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 11.7%
Consumer Discretionary: 1.9%
DISH Network Corp., Class A (a)	1,121	$64,928
Home Depot, Inc.	388	31,948
McDonald's Corp.	132	12,808
SES SA	614	19,891
Target Corp.	252	15,944
Time Warner Cable, Inc.	313	42,412
Time Warner, Inc.	701	48,874
Twenty First Century Fox, Inc., Class B	887	30,690
Twenty-First Century Fox, Inc., Class A	439	15,444
		282,939
Consumer Staples: 1.3%
CVS Caremark Corp.	800	57,256
Coca-Cola Co., The	622	25,695
Kellogg Co.	446	27,237
Kimberly-Clark Corp.	276	28,831
PepsiCo, Inc.	444	36,825
Sysco Corp.	446	16,101
		191,945
Energy: 1.2%
Cameron International Corp. (a)	315	18,752
ConocoPhillips	562	39,705
National Oilwell Varco, Inc.	214	17,019
Noble Corp PLC	602	22,557
Royal Dutch Shell PLC, ADR	548	39,057
Schlumberger, Ltd.	321	28,925
Suncor Energy, Inc.	521	18,261
		184,276
Financials: 3.2%
American Express Co.	467	42,371
American Tower Corp., REIT	303	24,185
Bank of New York Mellon Corp., The	563	19,671
Capital One Financial Corp.	297	22,753
Citigroup, Inc.	345	17,978
JPMorgan Chase & Co.	1,154	67,486
Loews Corp.	430	20,743
Marsh & McLennan Cos., Inc.	646	31,241
MetLife, Inc.	426	22,970
Progressive Corp., The	422	11,508
State Street Corp.	603	44,254
Travelers Cos., Inc., The	352	31,870
US Bancorp	1,314	53,086
Wells Fargo & Co.	1,402	63,651
		473,767
Percent of Net Assets Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care: 1.0%
Johnson & Johnson	318	$29,126
Merck & Co., Inc.	643	32,182
Novartis AG, ADR	214	17,201
Pfizer, Inc.	638	19,542
Teva Pharmaceutical Industries, Ltd., ADR	430	17,234
WellPoint, Inc.	240	22,175
		137,460
Industrials: 1.4%
Danaher Corp.	535	41,302
Emerson Electric Co.	491	34,458
General Electric Co.	1,908	53,482
Honeywell International, Inc.	503	45,960
Illinois Tool Works, Inc.	427	35,902
		211,104
Information Technology: 0.8%
IBM	120	22,507
Microsoft Corp.	602	22,532
Motorola Solutions, Inc.	396	26,729
TE Connectivity, Ltd.	548	30,200
Xerox Corp	1,967	23,938
		125,906
Materials: 0.4%
Air Products & Chemicals, Inc.	190	21,239
Crown Holdings, Inc. (a)	689	30,710
		51,949
Telecommunication Services: 0.4%
AT&T, Inc.	444	15,611
Verizon Communications, Inc.	298	14,644
Vodafone Group PLC, ADR	786	30,898
		61,153
Utilities: 0.2%
Sempra Energy	325	29,172
TOTAL COMMON STOCKS
(Cost $1,160,504)		1,749,671
AFFILIATED INVESTMENT COMPANIES: 15.2%
Pax MSCI EAFE ESG Index ETF	30,395	909,114
Pax World Balanced Fund	330	8,162
Pax World Global Environmental Markets Fund	20,241	260,297
Pax World High Yield Bond Fund	62,738	473,048
Pax World International Fund	8,664	81,270
Pax World Small Cap Fund	37,845	516,588
TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $1,933,206)		2,248,479

SEE NOTES TO FINANCIAL STATEMENTS
34

December 31, 2013

Schedule of Investments, continued

Balanced Portfolio, continued

Percent of Net Assets Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
NON-AFFILIATED INVESTMENT COMPANIES: 73.3%
Access Capital Community Investment Fund (b)	89,916	$823,627
Ariel Fund (b)	7,048	519,146
CRA Qualified Investment Fund (b)	91,957	965,546
Neuberger Berman Socially Responsive Fund (b)	61,043	2,130,388
Parnassus Equity Income Fund (b)	59,532	2,186,600
PIMCO Income Fund (b)	59,311	727,152
Praxis Intermediate Income Fund (b)	109,278	1,117,916
Portfolio 21 Global Equity Fund (b)	9,626	392,240
Schroder Emerging Markets Equity Fund (c)	34,634	461,671
TIAA-CREF Social Choice Bond Fund (b)	100,209	978,038
Touchstone Premium Yield Equity Fund (d)	62,128	579,654
TOTAL NON-AFFILIATED INVESTMENT COMPANIES
(Cost $10,809,642)		10,881,978
TOTAL INVESTMENTS: 100.2%
(Cost $13,903,352)		14,880,128
OTHER ASSETS AND LIABILITIES—
(Net): -0.2%		(36,280)
Net Assets: 100.0%		$14,843,848

(a)  Non income producing security.

(b)  Institutional Class share

(c)  Investor Class shares

(d)  Class Y shares

ADR  American Depository Receipt

REIT  Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS
35

December 31, 2013

Schedule of Investments

Income Portfolio

Percent of Net Assets Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 6.2%
Consumer Discretionary: 1.0%
DISH Network Corp., Class A (a)	264	$15,291
Home Depot, Inc.	90	7,411
McDonald's Corp.	29	2,814
SES SA	136	4,406
Target Corp.	57	3,606
Time Warner Cable, Inc.	69	9,350
Time Warner, Inc.	160	11,155
Twenty First Century Fox, Inc., Class B	253	8,754
Twenty-First Century Fox, Inc., Class A	53	1,865
		64,652
Consumer Staples: 0.7%
CVS Caremark Corp.	180	12,882
Coca-Cola Co., The	142	5,866
Kellogg Co.	98	5,985
Kimberly-Clark Corp.	60	6,268
PepsiCo, Inc.	100	8,294
Sysco Corp.	101	3,646
		42,941
Energy: 0.7%
Cameron International Corp. (a)	71	4,227
ConocoPhillips	127	8,973
National Oilwell Varco, Inc.	48	3,817
Noble Corp PLC	138	5,171
Royal Dutch Shell PLC, ADR	124	8,837
Schlumberger, Ltd.	74	6,668
Suncor Energy, Inc.	116	4,066
		41,759
Financials: 1.7%
American Express Co.	108	9,799
American Tower Corp., REIT	72	5,747
Bank of New York Mellon Corp., The	129	4,507
Capital One Financial Corp.	66	5,056
Citigroup, Inc.	82	4,273
JPMorgan Chase & Co.	258	15,088
Loews Corp.	94	4,535
Marsh & McLennan Cos., Inc.	145	7,012
MetLife, Inc.	95	5,122
Progressive Corp., The	97	2,645
State Street Corp.	136	9,981
Travelers Cos., Inc., The	78	7,062
US Bancorp	288	11,635
Wells Fargo & Co.	312	14,165
		106,627
Percent of Net Assets Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care: 0.5%
Johnson & Johnson	73	$6,686
Merck & Co., Inc.	145	7,257
Novartis AG, ADR	52	4,180
Pfizer, Inc.	145	4,441
Teva Pharmaceutical Industries, Ltd., ADR	94	3,768
WellPoint, Inc.	54	4,989
		31,321
Industrials: 0.7%
Danaher Corp.	118	9,110
Emerson Electric Co.	109	7,650
General Electric Co.	431	12,080
Honeywell International, Inc.	111	10,142
Illinois Tool Works, Inc.	94	7,904
		46,886
Information Technology: 0.4%
IBM	27	5,064
Microsoft Corp.	138	5,165
Motorola Solutions, Inc.	90	6,075
TE Connectivity, Ltd.	123	6,779
Xerox Corp	438	5,330
		28,413
Materials: 0.2%
Air Products & Chemicals, Inc.	43	4,807
Crown Holdings, Inc. (a)	155	6,908
		11,715
Telecommunication Services: 0.2%
AT&T, Inc.	99	3,481
Verizon Communications, Inc.	66	3,243
Vodafone Group PLC, ADR	186	7,312
		14,036
Utilities: 0.1%
Sempra Energy	74	6,642
TOTAL COMMON STOCKS
(Cost $251,820)		394,992
AFFILIATED INVESTMENT COMPANIES: 7.6%
Pax MSCI EAFE ESG Index ETF (b)	5,287	158,134
Pax World Balanced Fund (b)	79	1,959
Pax World Global Environmental Markets Fund (b)	8,606	110,679
Pax World High Yield Bond Fund (b)	13,209	99,595
Pax World International Fund (b)	1,183	11,100
Pax World Small Cap Fund (b)	7,406	101,097
TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $398,299)		482,564

SEE NOTES TO FINANCIAL STATEMENTS
36

December 31, 2013

Schedule of Investments, continued

Income Portfolio, continued

Percent of Net Assets Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
NON-AFFILIATED INVESTMENT COMPANIES: 86.9%
Access Capital Community Investment Fund (b)	80,508	$737,458
Ariel Fund (b)	1,007	74,206
CRA Qualified Investment Fund (b)	25,723	270,088
Neuberger Berman Socially Responsive Fund (b)	11,298	394,311
Parnassus Equity Income Fund (b)	16,772	616,052
PIMCO Income Fund (b)	72,887	893,592
Praxis Intermediate Income Fund (b)	99,645	1,019,363
Portfolio 21 Global Equity Fund (b)	2,527	102,965
Schroder Emerging Markets Equity Fund (c)	10,266	136,849
TIAA-CREF Social Choice Bond Fund (b)	84,498	824,699
Touchstone Premium Yield Equity Fund (d)	47,376	442,016
TOTAL NON-AFFILIATED INVESTMENT COMPANIES
(Cost $5,525,101)		5,511,599
TOTAL INVESTMENTS: 100.7%
(Cost $6,175,220)		6,389,155
OTHER ASSETS AND LIABILITIES—
(Net): -0.7%		(43,269)
Net Assets: 100.0%		$6,345,886

(a)  Non income producing security.

(b)  Institutional Class shares

(c)  Investor Class shares

(d)  Class Y shares

ADR  American Depository Receipt

REIT  Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS
37

December 31, 2013

Statements of Assets and Liabilities

ASSETS	Growth	Growth and Income
Investments, at cost—Note A	$13,515,667	$10,159,295
Investments in unaffiliated issuers, at value—Note A	$12,025,459	$9,256,263
Investments in affiliated issuers, at value	3,040,128	1,909,523
Total Investments	15,065,587	11,165,786
Foreign currency at value (cost: $5; $3; $3; and $1, respectively)	5	5
Prepaid Expenses	399	2,496
Receivables:
Capital stock sold	57,652	26,829
Dividends and interest—Note B	13,339	8,115
Investment securities sold	107,591	45,652
Investment Adviser reimbursement	7,356	6,337
Other	329	277
Total Assets	15,252,258	11,255,497
LIABILITIES
Payables:
Capital stock reacquired	9,882	1,202
Investment securities purchased	16,205	9,654
Payable to bank	63,271	35,964
Accrued expenses:
Investment advisory fees—Note B	7,493	5,075
Distribution expense	3,931	4,161
Trustees fees	104	—
Compliance expense	5,686	5,686
Transfer agent fees	3,085	—
Printing and other shareholder communication fees	48	131
Custodian fees	6,024	5,558
Legal and audit fees	23,350	27,926
Other accrued expenses	12,422	12,286
Total Liabilities	151,501	107,643
NET ASSETS	$15,100,757	$11,147,854

SEE NOTES TO FINANCIAL STATEMENTS
38

December 31, 2013

ASSETS	Balanced	Income
Investments, at cost—Note A	$13,903,352	$6,175,220
Investments in unaffiliated issuers, at value—Note A	$12,631,649	$5,906,591
Investments in affiliated issuers, at value	2,248,479	482,564
Total Investments	14,880,128	6,389,155
Foreign currency at value (cost: $5; $3; $3; and $1, respectively)	4	7
Prepaid Expenses	2,591	4,948
Receivables:
Capital stock sold	41,696	2,146
Dividends and interest—Note B	8,835	1,835
Investment securities sold	10,506	45,991
Investment Adviser reimbursement	4,272	3,728
Other	277	74
Total Assets	14,948,309	6,447,884
LIABILITIES
Payables:
Capital stock reacquired	—	—
Investment securities purchased	18,799	3,103
Payable to bank	24,237	42,934
Accrued expenses:
Investment advisory fees—Note B	6,318	2,515
Distribution expense	4,031	1,781
Trustees fees	—	—
Compliance expense	5,686	5,686
Transfer agent fees	—	—
Printing and other shareholder communication fees	226	106
Custodian fees	5,331	6,109
Legal and audit fees	27,922	27,864
Other accrued expenses	11,911	11,900
Total Liabilities	104,461	101,998
NET ASSETS	$14,843,848	$6,345,886

SEE NOTES TO FINANCIAL STATEMENTS
39

December 31, 2013

Statements of Assets and Liabilities, continued

	Growth	Growth and Income
NET ASSETS REPRESENTED BY
Paid in Capital	$13,270,350	$9,869,352
Undistributed (distributions in excess of) net investment income	—	—
Accumulated net realized gain (loss)	280,470	271,993
Net unrealized appreciation (depreciation) of:
Investments	1,549,920	1,006,491
Foreign currency translations	17	18
NET ASSETS	$15,100,757	$11,147,854
Class A
Net assets	$9,432,147	$5,966,482
Capital Shares Outstanding	753,813	491,988
Net asset value per share	$12.51	$12.13
Institutional Class
Net assets	$3,508,356	$1,487,129
Capital Shares Outstanding	279,800	122,394
Net asset value per share	$12.54	$12.15
Class C
Net assets	$2,160,254	$3,694,293
Capital Shares Outstanding	173,491	305,927
Net asset value per share	$12.45	$12.08

SEE NOTES TO FINANCIAL STATEMENTS
40

December 31, 2013

	Balanced	Income
NET ASSETS REPRESENTED BY
Paid in Capital	$13,631,767	$6,050,128
Undistributed (distributions in excess of) net investment income	—	3,251
Accumulated net realized gain (loss)	235,289	78,563
Net unrealized appreciation (depreciation) of:
Investments	976,776	213,935
Foreign currency translations	16	9
NET ASSETS	$14,843,848	$6,345,886
Class A
Net assets	$7,446,127	$2,727,570
Capital Shares Outstanding	643,985	254,492
Net asset value per share	$11.56	$10.72
Institutional Class
Net assets	$4,311,549	$2,167,911
Capital Shares Outstanding	372,278	202,023
Net asset value per share	$11.58	$10.73
Class C
Net assets	$3,086,172	$1,450,405
Capital Shares Outstanding	269,090	136,868
Net asset value per share	$11.47	$10.60

SEE NOTES TO FINANCIAL STATEMENTS
41

Year Ended December 31, 2013

Statements of Operations

	Growth	Growth and Income
INVESTMENT INCOME
Income
Dividends (net of foreign withholding tax of $3,698; $3,438; $3,130; and $866; respectively)	$244,383	$250,000
Dividends from affiliate—Note C	44,325	53,702
Interest	14	11,775
Other income	(69)	(87)
Total Income	288,653	315,390
Expenses
Investment advisory fees—Note B	111,117	97,956
Distribution expenses—Class A (Note B)	24,067	11,471
Distribution expenses—Class C (Note B)	4,807	6,900
Service plan expenses—Class C (Note B)	14,419	20,700
Transfer agent fees	15,962	8,823
Printing and other shareholder communication fees	8,131	9,373
Custodian fees	114,126	116,438
Legal fees and related expenses	13,843	13,804
Trustees' fees and expenses	17,753	17,247
Compliance expense	11,090	11,090
Audit fees	21,822	26,263
Registration fees	51,137	51,768
Other expenses	887	889
Total Expenses	409,161	392,722
Less:
Advisory fee waiver—Note B	(14,965)	(20,992)
Expenses assumed by Adviser—Note B	(210,335)	(221,883)
Net expenses	183,861	149,847
Net investment income (loss)	104,792	165,543
REALIZED AND UNREALIZED GAIN (LOSS)—Notes A and C
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,618,562	2,238,540
Investments in affiliated issuers	428,806	349,978
Foreign currency transactions	(159)	(134)
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	51,226	(273,000)
Investments in affiliated issuers	326,384	160,922
Foreign currency translation	(15)	(43)
Net realized and unrealized gain (loss) on investments and foreign currency	3,424,804	2,476,263
Net increase (decrease) in net assets resulting from operations	$3,529,596	$2,641,806

SEE NOTES TO FINANCIAL STATEMENTS
42

Year Ended December 31, 2013

	Balanced	Income
INVESTMENT INCOME
Income
Dividends (net of foreign withholding tax of $3,698; $3,438; $3,130; and $866; respectively)	$327,395	$169,215
Dividends from affiliate—Note C	55,590	17,636
Interest	43,661	35,763
Other income	(82)	(26)
Total Income	426,564	222,588
Expenses
Investment advisory fees—Note B	125,170	52,155
Distribution expenses—Class A (Note B)	18,969	5,119
Distribution expenses—Class C (Note B)	6,858	3,144
Service plan expenses—Class C (Note B)	20,574	9,433
Transfer agent fees	8,613	4,991
Printing and other shareholder communication fees	10,456	6,516
Custodian fees	116,154	114,967
Legal fees and related expenses	14,054	13,534
Trustees' fees and expenses	17,662	16,914
Compliance expense	11,090	11,090
Audit fees	26,263	26,263
Registration fees	51,531	51,124
Other expenses	1,587	466
Total Expenses	428,981	315,716
Less:
Advisory fee waiver—Note B	(18,794)	(7,986)
Expenses assumed by Adviser—Note B	(220,572)	(233,394)
Net expenses	189,615	74,336
Net investment income (loss)	236,949	148,252
REALIZED AND UNREALIZED GAIN (LOSS)—Notes A and C
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,349,002	652,005
Investments in affiliated issuers	419,221	150,306
Foreign currency transactions	(7)	(19)
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(400,260)	(265,109)
Investments in affiliated issuers	150,062	13,446
Foreign currency translation	(28)	(16)
Net realized and unrealized gain (loss) on investments and foreign currency	2,517,990	550,613
Net increase (decrease) in net assets resulting from operations	$2,754,939	$698,865
SEE NOTES TO FINANCIAL STATEMENTS
43

December 31, 2013

Statements of Changes in Net Assets

	Growth		Growth and Income
INCREASE (DECREASE) IN NET ASSETS	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12
Operations
Investment income (loss), net	$104,792	$117,710	$165,543	$166,553
Net realized gain (loss) on investments and foreign currency transactions	3,047,209	(152,444)	2,588,384	26,098
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	377,595	961,771	(112,121)	859,624
Net increase (decrease) in net assets resulting from operations	3,529,596	927,037	2,641,806	1,052,275
Distributions to shareholders from: Net investment income
Class A	(53,546)	(89,307)	(50,331)	(52,560)
Institutional Class	(21,066)	(23,933)	(49,941)	(92,275)
Class C	—	(3,695)	(11,125)	(17,079)
Realized gains
Class A	(1,418,812)	—	(727,212)	—
Institutional Class	(473,134)	—	(180,481)	—
Class C	(301,442)	—	(449,890)	—
Total distributions to shareholders	(2,268,000)	(116,935)	(1,468,980)	(161,914)
From capital share transactions:
Class A
Proceeds from shares sold	2,277,031	9,009,102	2,408,249	1,228,793
Proceeds from reinvestment of distributions	1,451,656	88,217	715,020	48,465
Cost of shares redeemed	(5,017,656)	(1,219,350)	(959,275)	(368,396)
Net increase (decrease) from Class A transactions	(1,288,969)	7,877,969	2,163,994	908,862
Institutional Class
Proceeds from shares sold	2,854,807	472,798	1,601,782	582,629
Proceeds from reinvestment of distributions	482,875	23,933	230,130	92,275
Cost of shares redeemed	(1,705,238)	(1,577,632)	(6,533,762)	(604,788)
Net increase (decrease) from Institutional Class transactions	1,632,444	(1,080,901)	(4,701,850)	70,116
Class C
Proceeds from shares sold	196,939	99,014	1,683,932	415,465
Proceeds from reinvestment of distributions	268,837	3,216	453,647	15,692
Cost of shares redeemed	(141,736)	(84,370)	(768,641)	(646,300)
Net increase (decrease) from Class C transactions	324,040	17,860	1,368,938	(215,143)
Net increase (decrease) from capital share transactions	667,515	6,814,928	(1,168,918)	763,835
Net increase (decrease) in net assets	1,929,111	7,625,030	3,908	1,654,196
Net assets
Beginning of period	13,171,646	5,546,616	11,143,946	9,489,750
End of period (1)	$15,100,757	$13,171,646	$11,147,854	$11,143,946
(1) Includes undistributed net investment income (loss)	$—	$17,633	$—	$10,604

SEE NOTES TO FINANCIAL STATEMENTS
44

December 31, 2013

	Balanced		Income
INCREASE (DECREASE) IN NET ASSETS	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12
Operations
Investment income (loss), net	$236,949	$241,280	$148,252	$157,056
Net realized gain (loss) on investments and foreign currency transactions	2,768,216	(40,374)	802,292	107,421
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(250,226)	908,602	(251,679)	244,229
Net increase (decrease) in net assets resulting from operations	2,754,939	1,109,508	698,865	508,706
Distributions to shareholders from: Net investment income
Class A	(84,674)	(95,438)	(39,782)	(36,505)
Institutional Class	(74,915)	(114,641)	(65,475)	(105,205)
Class C	(12,363)	(13,344)	(15,482)	(10,772)
Realized gains
Class A	(828,004)	(4,400)	(230,970)	(16,453)
Institutional Class	(479,882)	(4,729)	(212,355)	(41,458)
Class C	(334,845)	(1,078)	(127,901)	(7,454)
Total distributions to shareholders	(1,814,683)	(233,630)	(691,965)	(217,847)
From capital share transactions:
Class A
Proceeds from shares sold	2,093,463	3,316,040	1,223,032	889,903
Proceeds from reinvestment of distributions	868,766	94,287	251,962	48,024
Cost of shares redeemed	(2,989,473)	(1,040,144)	(505,884)	(754,116)
Net increase (decrease) from Class A transactions	(27,244)	2,370,183	969,110	183,811
Institutional Class
Proceeds from shares sold	2,475,203	2,916,424	376,501	3,266,938
Proceeds from reinvestment of distributions	552,609	117,131	277,384	146,665
Cost of shares redeemed	(6,469,621)	(1,640,025)	(3,374,521)	(3,449,779)
Net increase (decrease) from Institutional Class transactions	(3,441,809)	1,393,530	(2,720,636)	(36,176)
Class C
Proceeds from shares sold	1,334,460	1,258,791	660,504	273,405
Proceeds from reinvestment of distributions	341,122	14,028	135,785	16,301
Cost of shares redeemed	(746,537)	(179,014)	(184,368)	(91,787)
Net increase (decrease) from Class C transactions	929,045	1,093,805	611,921	197,919
Net increase (decrease) from capital share transactions	(2,540,008)	4,857,518	(1,139,605)	345,554
Net increase (decrease) in net assets	(1,599,752)	5,733,396	(1,132,705)	636,413
Net assets
Beginning of period	16,443,600	10,710,204	7,478,591	6,842,178
End of period (1)	$14,843,848	$16,443,600	$6,345,886	$7,478,591
(1) Includes undistributed net investment income (loss)	$—	$19,274	$3,251	$6,230

SEE NOTES TO FINANCIAL STATEMENTS
45

December 31, 2013

Statements of Changes in Net Assets—Shares of Beneficial Interest

	Growth		Growth and Income
	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12
Class A
Shares sold	176,587	822,625	187,371	112,469
Shares issued in reinvestment of distributions	118,576	8,008	60,003	4,417
Shares redeemed	(401,896)	(112,093)	(75,508)	(33,848)
Net increase (decrease) in shares outstanding	(106,733)	718,540	171,866	83,038
Institutional Class
Shares sold	211,934	42,394	126,257	52,379
Shares issued in reinvestment of distributions	39,379	2,197	19,225	8,428
Shares redeemed	(125,643)	(140,160)	(491,008)	(54,229)
Net increase (decrease) in shares outstanding	125,670	(95,569)	(345,526)	6,578
Class C
Shares sold	15,253	8,963	127,506	38,033
Shares issued in reinvestment of distributions	22,072	282	38,243	1,444
Shares redeemed	(11,276)	(7,696)	(60,601)	(57,699)
Net increase (decrease) in shares outstanding	26,049	1,549	105,148	(18,222)

SEE NOTES TO FINANCIAL STATEMENTS
46

December 31, 2013

	Balanced		Income
	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12
Class A
Shares sold	171,039	303,437	107,103	81,784
Shares issued in reinvestment of distributions	76,004	8,619	23,583	4,440
Shares redeemed	(241,932)	(94,261)	(44,296)	(69,943)
Net increase (decrease) in shares outstanding	5,111	217,795	86,390	16,281
Institutional Class
Shares sold	197,931	261,176	33,074	298,391
Shares issued in reinvestment of distributions	48,251	10,708	25,746	13,555
Shares redeemed	(511,983)	(148,116)	(292,301)	(312,202)
Net increase (decrease) in shares outstanding	(265,801)	123,768	(233,481)	(256)
Class C
Shares sold	111,858	114,578	58,741	25,211
Shares issued in reinvestment of distributions	30,106	1,291	12,837	1,515
Shares redeemed	(61,992)	(16,355)	(16,287)	(8,513)
Net increase (decrease) in shares outstanding	79,972	99,514	55,291	18,213

SEE NOTES TO FINANCIAL STATEMENTS
47

December 31, 2013

Financial Highlights

Selected data for a share outstanding throughout each period

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions
Growth Portfolio
Class A
Year Ended December 31, 2013	$11.33	$0.11	$3.10	$3.21	$0.07	$1.96	$–	$2.03
Year Ended December 31, 2012	10.30	0.11	1.02	1.13	0.10	–	–	0.10
Year Ended December 31, 2011	10.89	0.12	(0.61)	(0.49)	0.07	0.03	–	0.10
Period Ended December 31, 2010[5]	10.00	0.13	0.86	0.99	0.10	–	–	0.10
Institutional Class
Year Ended December 31, 2013	$11.37	$0.12	$3.12	$3.24	$0.11	$1.96	$–	$2.07
Year Ended December 31, 2012	10.34	0.12	1.04	1.16	0.13	–	–	0.13
Year Ended December 31, 2011	10.91	0.14	(0.59)	(0.45)	0.09	0.03	–	0.12
Period Ended December 31, 2010[5]	10.00	0.13	0.90	1.03	0.12	–	–	0.12
Class C
Year Ended December 31, 2013	$11.31	$(0.01)	$3.11	$3.10	$–	$1.96	$–	$1.96
Year Ended December 31, 2012	10.29	0.02	1.03	1.05	0.03	–	–	0.03
Year Ended December 31, 2011	10.88	0.03	(0.58)	(0.55)	0.01	0.03	–	0.04
Period Ended December 31, 2010[5]	10.00	0.04	0.88	0.92	0.04	–	–	0.04
Growth and Income Portfolio
Class A
Year Ended December 31, 2013	$11.30	$0.16	$2.50	$2.66	$0.13	$1.70	$–	$1.83
Year Ended December 31, 2012	10.38	0.18	0.91	1.09	0.17	–	–	0.17
Year Ended December 31, 2011	10.80	0.20	(0.43)	(0.23)	0.19	0.00[6]	–	0.19
Period Ended December 31, 2010[5]	10.00	0.25	0.72	0.97	0.17	–	–	0.17
Institutional Class
Year Ended December 31, 2013	$11.30	$0.22	$2.49	$2.71	$0.16	$1.70	$–	$1.86
Year Ended December 31, 2012	10.37	0.20	0.93	1.13	0.20	–	–	0.20
Year Ended December 31, 2011	10.80	0.22	(0.44)	(0.22)	0.21	0.00[6]	–	0.21
Period Ended December 31, 2010[5]	10.00	0.22	0.76	0.98	0.19	–	–	0.19
Class C
Year Ended December 31, 2013	$11.27	$0.06	$2.50	$2.56	$0.05	$1.70	$–	$1.75
Year Ended December 31, 2012	10.34	0.09	0.95	1.04	0.08	–	–	0.08
Year Ended December 31, 2011	10.78	0.11	(0.44)	(0.33)	0.11	0.00[6]	–	0.11
Period Ended December 31, 2010[5]	10.00	0.14	0.75	0.89	0.11	–	–	0.11

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized. Excludes expenses of underlying fund investments.

4  Not annualized

5  Commencement of operations—January 4, 2010

6  Rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS
48

December 31, 2013

				Ratios to average net assets[3]
	Net asset value, end of period	Total return[2]	Net asset end of period (in $000's)	Net expenses including reimbursements and waivers	Net investment income	Gross expenses excluding reimbursements and waivers	Portfolio Turnover[4]
Growth Portfolio
Class A
Year Ended December 31, 2013	$12.51	28.84%	$9,432	1.26%	0.88%	2.87%	126%
Year Ended December 31, 2012	11.33	11.04%	9,751	1.32%	1.04%	3.19%	45%
Year Ended December 31, 2011	10.30	(4.50%)	1,463	1.19%	1.09%	6.37%	53%
Period Ended December 31, 2010[5]	10.89	9.96%	768	1.23%	1.32%	8.40%	40%
Institutional Class
Year Ended December 31, 2013	$12.54	28.98%	$3,508	1.01%	0.90%	2.62%	126%
Year Ended December 31, 2012	11.37	11.24%	1,753	1.06%	1.12%	2.94%	45%
Year Ended December 31, 2011	10.34	(4.12%)	2,582	0.94%	1.27%	6.12%	53%
Period Ended December 31, 2010[5]	10.91	10.33%	2,579	0.98%	1.32%	8.15%	40%
Class C
Year Ended December 31, 2013	$12.45	27.84%	$2,160	2.01%	-0.10%	3.62%	126%
Year Ended December 31, 2012	11.31	10.15%	1,667	2.06%	0.21%	3.93%	45%
Year Ended December 31, 2011	10.29	(5.10%)	1,501	1.94%	0.27%	7.12%	53%
Period Ended December 31, 2010[5]	10.88	9.16%	1,324	1.98%	0.43%	9.15%	40%
Growth and Income Portfolio
Class A
Year Ended December 31, 2013	$12.13	23.86%	$5,966	1.12%	1.25%	3.02%	140%
Year Ended December 31, 2012	11.30	10.60%	3,618	1.13%	1.64%	3.61%	48%
Year Ended December 31, 2011	10.38	(2.16%)	2,460	1.00%	1.84%	4.12%	51%
Period Ended December 31, 2010[5]	10.80	9.79%	2,068	1.08%	2.42%	5.17%	30%
Institutional Class
Year Ended December 31, 2013	$12.15	24.32%	$1,487	0.87%	1.77%	2.77%	140%
Year Ended December 31, 2012	11.30	10.96%	5,286	0.88%	1.86%	3.36%	48%
Year Ended December 31, 2011	10.37	(2.01%)	4,785	0.78%	2.07%	3.89%	51%
Period Ended December 31, 2010[5]	10.80	9.93%	4,705	0.83%	2.18%	4.92%	30%
Class C
Year Ended December 31, 2013	$12.08	22.94%	$3,694	1.87%	0.44%	3.77%	140%
Year Ended December 31, 2012	11.27	9.80%	2,240	1.88%	0.84%	4.35%	48%
Year Ended December 31, 2011	10.34	(3.01%)	2,244	1.79%	1.08%	4.91%	51%
Period Ended December 31, 2010[5]	10.78	8.93%	1,516	1.83%	1.36%	5.93%	30%

SEE NOTES TO FINANCIAL STATEMENTS
49

December 31, 2013

Financial Highlights, continued

Selected data for a share outstanding throughout each period

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions
Balanced Portfolio
Class A
Year Ended December 31, 2013	$11.22	$0.17	$1.76	$1.93	$0.14	$1.45	$–	$1.59
Year Ended December 31, 2012	10.45	0.19	0.75	0.94	0.16	0.01	–	0.17
Year Ended December 31, 2011	10.57	0.22	(0.10)	0.12	0.20	0.04	–	0.24
Period Ended December 31, 2010[5]	10.00	0.21	0.53	0.74	0.17	–	–	0.17
Institutional Class
Year Ended December 31, 2013	$11.23	$0.21	$1.76	$1.97	$0.17	$1.45	$–	$1.62
Year Ended December 31, 2012	10.46	0.22	0.74	0.96	0.18	0.01	–	0.19
Year Ended December 31, 2011	10.58	0.24	(0.10)	0.14	0.22	0.04	–	0.26
Period Ended December 31, 2010[5]	10.00	0.21	0.56	0.77	0.19	–	–	0.19
Class C
Year Ended December 31, 2013	$11.14	$0.07	$1.76	$1.83	$0.05	$1.45	$–	$1.50
Year Ended December 31, 2012	10.39	0.11	0.74	0.85	0.09	0.01	–	0.10
Year Ended December 31, 2011	10.53	0.14	(0.10)	0.04	0.14	0.04	–	0.18
Period Ended December 31, 2010[5]	10.00	0.13	0.53	0.66	0.13	–	–	0.13
Income Portfolio
Class A
Year Ended December 31, 2013	$10.92	$0.22	$0.81	$1.03	$0.20	$1.03	$–	$1.23
Year Ended December 31, 2012	10.51	0.22	0.51	0.73	0.22	0.10	–	0.32
Year Ended December 31, 2011	10.55	0.25	0.02	0.27	0.24	0.07	–	0.31
Period Ended December 31, 2010[5]	10.00	0.21	0.53	0.74	0.19	–	–	0.19
Institutional Class
Year Ended December 31, 2013	$10.93	$0.25	$0.81	$1.06	$0.23	$1.03	$–	$1.26
Year Ended December 31, 2012	10.52	0.24	0.52	0.76	0.25	0.10	–	0.35
Year Ended December 31, 2011	10.56	0.28	0.01	0.29	0.26	0.07	–	0.33
Period Ended December 31, 2010[5]	10.00	0.22	0.54	0.76	0.20	–	–	0.20
Class C
Year Ended December 31, 2013	$10.82	$0.13	$0.81	$0.94	$0.13	$1.03	$–	$1.16
Year Ended December 31, 2012	10.42	0.14	0.51	0.65	0.15	0.10	–	0.25
Year Ended December 31, 2011	10.50	0.18	0.01	0.19	0.20	0.07	–	0.27
Period Ended December 31, 2010[5]	10.00	0.13	0.52	0.65	0.15	–	–	0.15

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized. Excludes expenses of underlying fund investments.

4  Not annualized

5  Commencement of operations—January 4, 2010

6  Rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS
50

December 31, 2013

				Ratios to average net assets[3]
	Net asset value, end of period	Total return[2]	Net asset end of period (in $000's)	Net expenses including reimbursements and waivers	Net investment income	Gross expenses excluding reimbursements and waivers	Portfolio Turnover[4]
Balanced Portfolio
Class A
Year Ended December 31, 2013	$11.56	17.48%	$7,446	1.08%	1.36%	2.47%	106%
Year Ended December 31, 2012	11.22	9.02%	7,167	1.08%	1.75%	3.02%	42%
Year Ended December 31, 2011	10.45	1.04%	4,399	1.01%	2.07%	4.24%	46%
Period Ended December 31, 2010[5]	10.57	7.50%	2,071	1.10%	2.05%	5.19%	36%
Institutional Class
Year Ended December 31, 2013	$11.58	17.86%	$4,312	0.83%	1.71%	2.22%	106%
Year Ended December 31, 2012	11.23	9.26%	7,169	0.83%	1.99%	2.77%	42%
Year Ended December 31, 2011	10.46	1.24%	5,380	0.76%	2.27%	4.02%	46%
Period Ended December 31, 2010[5]	10.58	7.74%	5,292	0.85%	2.09%	4.93%	36%
Class C
Year Ended December 31, 2013	$11.47	16.70%	$3,086	1.83%	0.57%	3.22%	106%
Year Ended December 31, 2012	11.14	8.17%	2,108	1.83%	1.02%	3.77%	42%
Year Ended December 31, 2011	10.39	0.28%	931	1.76%	1.30%	5.00%	46%
Period Ended December 31, 2010[5]	10.53	6.68%	390	1.85%	1.34%	5.94%	36%
Income Portfolio
Class A
Year Ended December 31, 2013	$10.72	9.65%	$2,728	0.99%	1.93%	4.16%	97%
Year Ended December 31, 2012	10.92	6.99%	1,835	1.00%	2.01%	4.34%	84%
Year Ended December 31, 2011	10.51	2.51%	1,596	0.95%	2.35%	5.64%	45%
Period Ended December 31, 2010[5]	10.55	7.46%	1,164	1.10%	2.04%	6.67%	27%
Institutional Class
Year Ended December 31, 2013	$10.73	9.89%	$2,168	0.74%	2.17%	3.91%	97%
Year Ended December 31, 2012	10.93	7.23%	4,761	0.75%	2.25%	4.08%	84%
Year Ended December 31, 2011	10.52	2.74%	4,586	0.70%	2.61%	5.41%	45%
Period Ended December 31, 2010[5]	10.56	7.68%	4,107	0.85%	2.14%	6.41%	27%
Class C
Year Ended December 31, 2013	$10.60	8.82%	$1,450	1.74%	1.19%	4.91%	97%
Year Ended December 31, 2012	10.82	6.23%	882	1.75%	1.27%	5.09%	84%
Year Ended December 31, 2011	10.42	1.78%	661	1.70%	1.68%	6.35%	45%
Period Ended December 31, 2010[5]	10.50	6.54%	27	1.85%	1.27%	7.41%	27%

SEE NOTES TO FINANCIAL STATEMENTS
51

December 31, 2013

Notes to Financial Statements

Pax World Funds Series Trust I

NOTE A—Organization and Summary of Significant Accounting Policies

Organization Pax World Funds Series Trust I (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts on May 25, 2006. As of December 31, 2013, the Trust offered eleven investment funds.

These financial statements relate only to the ESG Managers Growth Portfolio (the "Growth Portfolio"), ESG Managers Growth and Income Portfolio (the "Growth and Income Portfolio"), ESG Managers Balanced Portfolio (the "Balanced Portfolio"), and ESG Managers Income Portfolio (the "Income Portfolio") (each a "Fund" and collectively, the "Funds"), each a diversified series of the Trust. The Funds described herein commenced operations on January 4, 2010.

Each Fund has three classes of shares—Class A Shares, Institutional Class Shares and Class C Shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

As of October 1, 2013, the ESG Managers Portfolios transitioned to investing primarily through mutual funds and/or exchange-traded funds ("ETFs"). Prior to that date, the ESG Managers Portfolios had followed a manager-of-managers approach rather than a fund-of-funds approach, primarily investing directly in separately managed "sleeves" of securities managed by multiple managers, as well as in mutual funds and ETFs (both affiliated and unaffiliated). Morningstar Associates, LLC determines the allocation of the ESG Managers Portfolios among multiple mutual funds and ETFs, as well as one remaining sleeve of large cap value securities managed by ClearBridge Advisors, LLC ("ClearBridge"). ClearBridge and each of the advisers of the mutual funds and ETFs in which the ESG Managers Portfolios invest follows its own environmental, social and governance (ESG) criteria.

52

December 31, 2013

Notes to Financial Statements, continued

During the year ended December 31, 2103, the Funds converted investments managed by certain Sleeve Subadvisers into direct investments in shares of mutual funds managed by the Sleeve Subadvisers. Following is a list of Funds for which managed sleeve assets were converted into direct investments of shares of mutual funds, and the dates on which such conversions took place:

Fund Name	Adviser or Subadviser	Date of Conversion
Parnassus Equity Income Fund	Parnassus Investments	09/19/13
Neuberger Berman Socially Responsive Fund	Neuberger Berman	09/26/13
Ariel Fund	Ariel Investments	09/27/13
Praxis Intermediate Income Fund	Everence Capital Mgmt	09/24/13
Touchstone Premium Yield Equity Fund	Miller/Howard Investments	10/08/13
Portfolio 21 Global Equity Fund	Portfolio 21	10/16/13

At December 31, 2013, the Funds primarily execute their investment strategies through direct investments in shares of mutual funds. As of December 31, 2013, the Large Cap Value Strategy subadvised by ClearBridge Advisors, LLC is the only managed sleeve that remains in each Fund.

Allocation of assets among ClearBridge and underlying funds is based on such factors as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations and other economic factors. Pax World Management, LLC (the "Adviser") and Morningstar Associates may periodically adjust asset allocations to favor those strategies that the Adviser and Morningstar Associates believe will provide the most favorable outlook for achieving a Fund's investment objective. As a result, it is not possible to predict the extent to which any Fund's assets will be invested in a particular underlying fund or in accordance with a particular strategy at any time.

The Growth Portfolio's primary investment objective is to seek long-term capital appreciation. The portfolio expects to invest (directly or indirectly through mutual funds and/or exchange-traded funds ("ETFs") almost all of its total assets in equity securities (e.g., stocks), although it may invest a small portion (generally less than 10%) of its total assets in fixed income securities. The Growth Portfolio may invest in domestic securities as well as securities of non-U.S. issuers, including investments in emerging markets.

The Growth and Income Portfolio's investment objective is to seek long-term capital appreciation plus current income. Under normal market conditions, the Growth and Income Portfolio expects to invest (directly or indirectly

53

December 31, 2013

Notes to Financial Statements, continued

through mutual funds and/or ETFs) most of its total assets in equity securities (e.g., stocks) that pay current dividends and that the Adviser or a Sleeve Subadviser (as defined below) believes have the potential for capital appreciation, although, it may invest a portion of its assets (generally less than 20%) in fixed income securities (e.g., corporate bonds, U.S. Treasury securities, agency securities and municipal bonds). The Growth and Income Portfolio may invest in domestic securities as well as securities of non-U.S. issuers, including investments in emerging markets.

The Balanced Portfolio's primary investment objective is to seek long-term capital appreciation. As a secondary objective and to the extent consistent with its primary investment objective, the Balanced Portfolio seeks current income. Under normal market conditions, the Balanced Portfolio expects to invest (directly or indirectly through mutual funds and/or ETFs) approximately 60%-75% of its total assets in equity securities (e.g., stocks) and approximately 25%-40% of its total assets in fixed income securities (e.g., corporate bonds, U.S. Treasury securities, agency securities and municipal bonds), depending on market conditions. The Balanced Portfolio may invest up to 80% of its total assets in equity securities and up to 60% of its total assets in fixed income securities. The Balanced Portfolio may invest in domestic securities as well as securities of non-U.S. issuers, including investments in emerging markets, though it is not currently anticipated that a significant portion of its assets would be invested in emerging market securities.

The Income Portfolio's primary investment objective is to maximize current income while preserving capital. As a secondary objective and to the extent consistent with its primary investment objective, the Income Portfolio seeks capital appreciation. Under normal market conditions, the Income Portfolio expects to invest (directly or indirectly through mutual funds and/or ETFs) at least 65% of its total assets in fixed income securities (e.g., corporate bonds, U.S. Treasury securities, agency securities and municipal bonds). The Income Portfolio may invest up to 100% of its total assets in fixed income securities and up to 50% of its total assets in equity securities. The Income Portfolio may invest in securities of non-U.S. issuers including investments in emerging markets, though it is not currently anticipated that a significant portion of its assets would be invested in emerging market securities.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their

54

December 31, 2013

Notes to Financial Statements, continued

duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects this risk of loss to be remote.

Accounting Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments For purposes of calculating the net asset value ("NAV"), determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the "NYSE Close") on the New York Stock Exchange ("NYSE") on each day (a "Business Day") that the NYSE is open for trading, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. U.S. fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Mutual fund investments are valued at the current day's closing NAV reported by the underlying fund. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

For the purpose of these financial statements, fair values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Investments denominated in currencies other than the U.S. dollar are converted to U.S. dollars using daily exchange rates obtained from pricing services. As a

55

December 31, 2013

Notes to Financial Statements, continued

result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds' investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so called "evaluated pricing"). The Board has delegated to the Adviser's Best Execution and Valuation Committee the day-to-day responsibility for making evaluated pricing determinations with respect to Fund holdings. The Best Execution and Valuation Committee is comprised of representatives of the Adviser, including several members of the Portfolio Management team, the Director of Trading, the Chief Compliance Officer and the Chief Financial Officer. One of the functions of the Best Execution and Valuation Committee is to value securities where current and reliable market quotations are not readily available. The Committee meets periodically and reports to the Board at each quarterly meeting regarding any securities for which evaluated pricing was employed during the previous quarter. All actions taken by the Best Execution and Valuation Committee are reviewed and ratified by the Board.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. Various factors may be considered in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time at which Funds' net asset value is determined; and changes in overall market conditions. At December 31, 2013, no management-appraised fair valued securities were held by any of the Funds.

For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the

56

December 31, 2013

Notes to Financial Statements, continued

close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds' fair value pricing procedures require the Funds to consider changes in the fair value of non-U.S. securities between the time of the closing of the local market's exchange and the close of the NYSE. Generally, if there has been a movement in the U.S. market that exceeds a specified threshold, the Funds will assess whether the closing price on the local exchange is still appropriate. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds' fair value pricing procedures may differ from recent market prices for the investment.

Fair Value Measurements Fair value is defined as the price that the Fund would receive upon selling an investment in orderly transaction between market participants. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 –  quoted prices in active markets for identical investments

• Level 2 –  other significant observable inputs (including investments valued at amortized cost, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –  significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a general summary of valuation inputs and classifications for different categories of securities.

Equity Securities Equity securities, including common stocks, preferred stocks and exchange-traded funds, for which market quotations are readily available, valued at the last reported sale price or official closing price as reported by an

57

December 31, 2013

Notes to Financial Statements, continued

independent pricing service, are generally categorized as Level 1 in the hierarchy. Non-U.S. equity securities may also be valued at official close, or may be valued based on the fair value pricing procedures noted above. When third-party fair value pricing of foreign securities methods are applied, they are generally categorized as Level 2. To the extent that inputs for equity securities are unobservable, values are categorized as Level 3 in the hierarchy.

Fixed Income Securities Fixed income securities, including corporate Bonds (both investment-grade and high-yield), U.S. Treasury Obligations, Government Bonds, Mortgage-Backed and Asset-Backed Securities and Municipal Bonds, are valued at evaluated prices received from independent pricing services, which are evaluated using various inputs and techniques which may include trade activity, broker-dealer quotes, yield curves, coupon rates, default rates, cash flows, models and other inputs, and are generally categorized as Level 2 in the hierarchy. To the extent that inputs for fixed income securities are unobservable, values are categorized as Level 3 in the hierarchy.

Mutual Fund Investments Investments in mutual funds are valued at the Funds' closing net asset value and are generally categorized as Level 1.

Short-term Investments Short-term securities, including repurchase agreements with remaining maturities of 60 days or less, which are valued at amortized cost, are generally categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used to value the Funds' net assets as of December 31, 2013:

	Level 1	Level 2	Level 3	Totals
Growth
Common Stocks—Domestic	$2,385,154	$—	$—	$2,385,154
Common Stocks—Foreign	321,235	29,384	—	350,619
Affiliated Investment Companies	3,040,128	—	—	3,040,128
Unaffiliated Investment Companies	9,289,686	—	—	9,289,686
Total	$15,036,203	$29,384	$—	$15,065,587
Growth and Income
Common Stocks—Domestic	$1,440,266	$—	$—	$1,440,266
Common Stocks—Foreign	194,085	16,976	—	211,061
Affiliated Investment Companies	1,909,523	—	—	1,909,523
Unaffiliated Investment Companies	7,604,936	—	—	7,604,936
Total	$11,148,810	$16,976	$—	$11,165,786

58

December 31, 2013

Notes to Financial Statements, continued

	Level 1	Level 2	Level 3	Totals
Balanced
Common Stocks—Domestic	$1,525,446	$—	$—	$1,525,446
Common Stocks—Foreign	204,334	19,891	—	224,225
Affiliated Investment Companies	2,248,479	—	—	2,248,479
Unaffiliated Investment Companies	10,881,978	—	—	10,881,978
Total	$14,860,237	$19,891	$—	$14,880,128
Income
Common Stocks—Domestic	$343,807	$—	$—	$343,807
Common Stocks—Foreign	46,779	4,406	—	51,185
Affiliated Investment Companies	482,564	—	—	482,564
Unaffiliated Investment Companies	5,511,599	—	—	5,511,599
Total	$6,384,749	$4,406	$—	$6,389,155

*Other financial instruments refer to derivative instruments not reflected in the Schedules of Investments, such as futures, forward contracts, options and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.

Transfers in and out of Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels during the period.

Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings.

Investment Income Dividend income including distributions from mutual funds is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.

Distributions to Shareholders Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates. The Funds expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ

59

December 31, 2013

Notes to Financial Statements, continued

from U.S. generally accepted accounting principles. The Funds may utilize equalization accounting for tax purposes, whereby a portion of shareholder redemptions is treated as distribution of income or capital gain for income tax purposes.

Class Accounting Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. Each Fund has adopted a 12b-1 plan, applicable to certain classes of each of the Funds. Expenses of the Funds that are directly identifiable to a specific Fund, such as transfer agent fees, custody fees and registration fees, are applied to that Fund. Expenses that are not readily identifiable to a specific Fund, such as printing expense, Trustees' fees and legal fees, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Investment income, realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class of shares.

Federal Income Taxes Each of the Funds intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. Therefore, no federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. federal income tax purposes.

Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

60

December 31, 2013

Notes to Financial Statements, continued

Non-U.S. Securities Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some of the Fund's investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; fluctuation in foreign currency exchange rates and the possible imposition of currency exchange controls. If the Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

NOTE B—Investment Advisory Fee and Transactions with Affiliated and Other Parties

The Trust has entered into an Investment Advisory Contract (the "Agreement") with the Adviser. Pursuant to the terms of the agreement, the Adviser, subject to the supervision of the Board of Trustees of the Trust, is responsible for managing the assets of the Funds in accordance with the Funds' investment objective, investment programs and policies.

Pursuant to the Agreement the Adviser has contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Adviser also has contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Adviser. For the period from January 1, 2013 to September 30, 2013, the Funds paid an advisory fee at the below rates (expressed as a percentage of average daily net assets of such Fund) Effective October 1, 2013, The Adviser has agreed to reduce the advisory fees it is paid by the Funds with respect to the portion of assets invested in mutual funds and/or ETFs to 0.45%, and continues to apply previously existing management fees to the portion of fund assets managed directly by Sleeve

61

December 31, 2013

Notes to Financial Statements, continued

Subadvisers, resulting in annual advisory fee ratios as follows (expressed as a percentage of the average daily net assets of such Fund):

	Period from January 1, 2013 to	Period from October 1, 2013 to December 31, 2013
Fund	September 30, 2013 All Investments	Managed Sleeves	Fund Investments	2013 Effective Advisory Fee
Growth	0.90%	0.90%	0.45%	0.80%
Growth and Income	0.85%	0.85%	0.45%	0.77%
Balanced	0.80%	0.80%	0.45%	0.73%
Income	0.75%	0.75%	0.45%	0.68%

The Adviser has entered into an Asset Allocation Agreement with Morningstar Associates, whereby Morningstar Associates, subject to the supervision of the Board of Trustees of the Trust and the Adviser, is responsible for certain portfolio construction services for the Funds.

Pursuant to the Asset Allocation Agreement, Morningstar Associates has supervisory responsibility for: (i) the implementation of the asset allocation strategy of each Fund, (ii) the amount of assets allocated to ClearBridge and/or each underlying fund, (iii) the evaluation, selection and recommendation to the Adviser and the Board of Trustees of adding and removing underlying funds; and hiring, termination and replacement of subadvisers to manage the assets of each Fund, and (iv) overseeing and monitoring the ongoing performance of subadvisers of each Fund, including their compliance with the investment objectives, policies and restrictions of the relevant Fund. For its services under the Asset Allocation Agreement, Morningstar Associates receives from the Adviser a fee based on a percentage of each applicable Fund's average daily net assets from the Adviser's advisory fee (the "Lead Subadvisory fee") at an annual rate of 0.15%.

Pursuant to Subadvisory Contracts, the Sleeve Subadvisers manage the Funds' portfolios of securities and make decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Trustees of the Funds, the Adviser, and Morningstar Associates. For their services under

62

December 31, 2013

Notes to Financial Statements, continued

their respective Subadvisory Contracts, each Sleeve Subadviser receives from the Adviser a fee based on a percentage of the applicable sleeve's average daily net assets from the Adviser's advisory fee (the "Subadvisory fees").

Payment of fees to Morningstar and the Sleeve Subadvisers is the responsibility of the Adviser, and is not an additional expense of the Funds.

During the period, the Adviser voluntarily waived advisory fees related to a portion of the initial seed investment and also related to a portion of the acquired fund fees for investments in other mutual funds managed by the Adviser. For the year ended December 31, 2013, the Funds incurred the following advisory fees and fee waivers:

Fund	Gross Advisory Fee	Fees Waived	Net Advisory Fee
Growth	$111,117	$14,965	$96,152
Growth and Income	97,956	20,992	76,964
Balanced	125,170	18,794	106,376
Income	52,155	7,986	44,169

The Adviser has contractually agreed to reimburse Funds to the extent that each Fund's respective expenses exceed a particular capped percentage of net assets. For the period from January 1, 2013 to September 30, 2013 the Adviser has contractually agreed to reimburse a portion of the Funds' expenses to the extent that each Fund's respective expenses exceed, on an annual basis, the percentage of daily net assets, as listed below. Effective October 1, 2013, the Adviser has agreed contractually to reimburse a portion of the Funds' expenses so that the Funds' Other Expenses (excluding management fees, distribution and service fees, interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses other than those attributable to advisory fees indirectly borne by the Fund through their investment in funds (other than ETFs) advised by the Adviser), as a percentage of their average net assets, do not exceed 0.39%, 0.34%, 0.29% and 0.24% on an annualized basis for the Growth Portfolio, Growth and Income Portfolio, Balanced Portfolio and Income Portfolio, respectively. The table below summarizes contractual expense arrangements in place during

63

December 31, 2013

Notes to Financial Statements, continued

the year (expressed as a percentage of the average daily net assets of each Fund):

	Capped Expenses	Capped Expenses Period from 10/01/13 to 12/31/13
Fund	Period from 01/01/13 to 09/30/13	Managed Sleeves	Fund Investments	2013 Effective Expense Cap
Growth
Class A	1.44%	1.54%	1.09%	1.37%
Institutional	1.19%	1.29%	0.84%	1.08%
Class C	2.19%	2.29%	1.84%	2.12%
Growth and Income
Class A	1.34%	1.44%	1.04%	1.27%
Institutional	1.09%	1.19%	0.79%	1.05%
Class C	2.09%	2.19%	1.79%	2.03%
Balanced
Class A	1.24%	1.34%	0.99%	1.19%
Institutional	0.99%	1.09%	0.74%	0.94%
Class C	1.99%	2.09%	1.74%	1.94%
Income
Class A	1.14%	1.24%	0.94%	1.08%
Institutional	0.89%	0.99%	0.69%	0.86%
Class C	1.89%	1.99%	1.69%	1.84%

This reimbursement arrangement will continue in effect until at least December 31, 2015 unless modified or terminated by the Funds' Trustees.

Such expenses include (i) investment advisory and distribution fees; (ii) the fees of affiliated and unaffiliated Trustees; (iii) the fees of the Funds' custodian and transfer agent; (iv) the fees of the Funds' legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Board of Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

Each of the Funds is subject to the expenses, including advisory fees, of the underlying funds in which it invests.

64

December 31, 2013

Notes to Financial Statements, continued

Several individuals who are officers and/or Trustees of the Trust are also employees of the Adviser.

For the period ended December 31, 2013, the dollar amounts of expense reimbursements for each of the Funds were as follows:

	Total Expenses Reimbursed By Adviser
Fund	Class A	Institutional	Class C
Growth	$145,276	$36,080	$28,979
Growth and Income	80,138	93,531	48,214
Balanced	97,307	88,036	35,229
Income	63,207	131,475	38,712

Each Fund has adopted a plan (a "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act that allows it to pay distribution fees for the sale and distribution of its Class A and Class C shares and for personal services rendered to the Fund shareholders in connection with the maintenance of shareholder accounts. The Funds' distributor may pay all or any portion of the distribution fee to secure ties dealers or other organizations (including, but not limited to, any affiliate of the distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of indicated shares of such Fund, and may retain all or any portion of the distribution fee as compensation for the distributor's services as principal underwriter of the indicated shares of such Fund. The annual fees may equal up to 0.25% for Class A or up to 0.75% for Class C of the average daily net assets allocable to such classes of shares of a Fund.

In addition to the 12b-1 Plan, each Fund has adopted a shareholder services plan (a "Services Plan") with respect to Class C shares. Under each Services Plan, up to 0.25% of the average daily net assets allocable to Class C shares of the Fund may be used to pay service fees to qualified dealers for providing certain shareholder services (e.g., personal services rendered to such shareholders and/or the maintenance of shareholder accounts).

65

December 31, 2013

Notes to Financial Statements, continued

NOTE C—Investment Information

Purchases and proceeds from sales of investments for the Funds for the period ended December 31, 2013 were as follows:

	Purchases		Sales
Fund	Investments[1]	US Govt Bonds	Investments[1]	US Govt Bonds
Growth	$17,047,512	$—	$17,931,216	$—
Growth and Income	17,331,284	44,034	18,993,467	416,725
Balanced	17,605,226	160,545	19,499,940	1,266,482
Income	7,097,273	156,510	7,803,260	857,708

1Excluding short-term investments and U.S. Government bonds.

For federal income tax purposes, the identified cost of investments owned at December 31, 2013 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of December 31, 2013 were as follows for the Funds:

	Identified cost of investments for Federal income tax basis	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Growth	$13,554,397	$1,513,395	$2,205	$1,511,190
Growth and Income	10,203,090	998,016	35,320	962,696
Balanced	13,964,746	1,065,906	150,524	915,382
Income	6,191,251	278,957	81,053	197,904

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is due to deferral of losses from wash sales transactions for tax purposes.

At December 31, 2013, the Growth Portfolio, Growth and Income Portfolio, Balanced Portfolio and Income Portfolio had unrealized foreign currency gains of $17, $18, $16 and $9, respectively.

66

December 31, 2013

Notes to Financial Statements, continued

The term "affiliated company" includes other investment companies that are managed by a Fund's Adviser. At December 31, 2013, the Funds held the following investments in affiliated companies:

Fund	Shares Held at 12/31/13	Value at 12/31/12	Gross Additions	Gross Reductions	Value at 12/31/13	Income Distributions
Growth
Pax MSCI EAFE ESG Index ETF	45,870	$610,029	$962,657	$407,001	$1,371,972	$22,703
Pax MSCI North America ESG Index ETF	—	2,319,683	—	2,565,857	—	—
Pax World Global Environmental Markets Fund	25,444	196,113	148,260	81,116	327,203	5,334
Pax World International Fund	36,737	669,729	40,759	421,898	344,596	7,943
Pax World Small Cap Fund	72,993	—	1,212,434	302,651	996,357	8,345
Total		$3,795,554	$2,364,110	$3,778,523	$3,040,128	$44,325
Growth and Income
Pax MSCI EAFE ESG Index ETF	26,258	$399,023	$753,576	$500,747	$785,376	$16,029
Pax MSCI North America ESG Index ETF	—	1,547,077	—	1,720,222	—	—
Pax World Balanced Fund	237	43,492	665	40,000	5,857	57
Pax World Global Environmental Markets Fund	10,549	237,209	42,692	197,000	135,658	3,514
Pax World High Yield Bond Fund	51,305	469,683	168,232	251,698	386,842	25,992
Pax World International Fund	20,344	345,557	149,552	326,564	190,828	3,528
Pax World Small Cap Fund	29,668	—	723,060	404,741	404,962	4,582
Total		$3,042,041	$1,837,777	$3,440,972	$1,909,523	$53,702
Balanced
Pax MSCI EAFE ESG Index ETF	30,395	$448,484	$782,012	$468,953	$909,114	$15,673
Pax MSCI North America ESG Index ETF	—	1,512,185	—	1,678,641	—	—
Pax World Balanced Fund	330	547,734	14,553	591,640	8,162	517
Pax World Global Environmental Markets Fund	20,241	221,045	9,502	33,000	260,297	4,621
Pax World High Yield Bond Fund	62,738	471,544	132,629	133,712	473,048	28,349
Pax World International Fund	8,664	148,601	113,540	189,355	81,270	1,174
Pax World Small Cap Fund	37,845	—	740,306	317,417	516,588	5,256
Total		$3,349,593	$1,792,542	$3,412,718	$2,248,479	$55,590

67

December 31, 2013

Notes to Financial Statements, continued

Fund	Shares Held at 12/31/13	Value at 12/31/12	Gross Additions	Gross Reductions	Value at 12/31/13	Income Distributions
Income
Pax MSCI EAFE ESG Index ETF	5,287	$160,393	$116,968	$161,034	$158,134	$4,896
Pax MSCI North America ESG Index ETF	—	507,182	—	564,191	—	—
Pax World Balanced Fund	79	199,926	654	213,214	1,959	396
Pax World Global Environmental Markets Fund	8,606	63,543	30,709	7,500	110,679	1,974
Pax World High Yield Bond Fund	13,209	233,950	16,092	151,214	99,595	9,213
Pax World International Fund	1,183	31,493	1,687	23,722	11,100	187
Pax World Small Cap Fund	7,406	—	132,350	44,210	101,097	970
Total		$1,196,487	$298,460	$1,165,085	$482,564	$17,636

Income distributions from affiliates are included as dividend income on the Statement of Operations. Dividends are reinvested, with reinvestment amount included under Gross Additions column above.

Repurchase Agreements The Funds may enter into repurchase agreements with institutions that the Adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The collateral is held by a third party, which the Funds may not recall. A Fund bears the risk of loss in the event the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted and Illiquid Securities The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 ("the Act") which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Board of Trustees. Without regard to the underlying holdings of affiliated investment companies in which the Funds invest, at December 31, 2013, the Funds did not directly hold any securities exempt from registration under Rule 144A of the Act.

68

December 31, 2013

Notes to Financial Statements, continued

The Fund will classify as "illiquid" all securities that may no longer be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such security for the purpose of calculating the Fund's net asset value. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Fund may experience difficulty in closing out positions at prevailing market prices. Without regard to the underlying holdings of investment companies in which the Funds invest, at December 31, 2013, the Funds did not directly hold any securities which were deemed illiquid.

NOTE D—Tax Information

For financial reporting purposes, the capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax equalization, tax treatment of gain (loss) on foreign currency transactions and tax treatment related to investments in REITs, partnerships, and PFICs.

For the year ended December 31, 2013, the Funds recorded the following reclassifications:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid in Capital
Growth	$(47,813)	$(352,186)	$399,999
Growth and Income	(64,751)	(885,249)	950,000
Balanced	(84,271)	(815,729)	900,000
Income	(30,492)	(194,508)	225,000

Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. In addition to permanent differences previously noted, temporary differences may arise from recognition of certain items of income, expense, gain or loss in different periods for financial reporting and tax

69

December 31, 2013

Notes to Financial Statements, continued

purposes. Such differences will reverse at some time in the future. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. For tax purposes, short-term capital gains are considered ordinary income.

The tax character of distributions paid during 2013 and 2012 was as follows:

	Distributions paid in 2013		Distributions paid in 2012
Fund	Ordinary income	Long-term capital gains	Ordinary income	Long-term capital gains
Growth	$530,670	$1,737,330	$116,935	$—
Growth and Income	597,625	871,355	161,914	—
Balanced	782,915	1,031,768	223,423	10,207
Income	239,999	451,966	188,587	29,260

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Growth	$112,509	$206,691	$—	$1,511,207
Growth and Income	160,961	154,827	—	962,714
Balanced	150,393	146,290	—	915,398
Income	32,989	64,856	—	197,913

The RIC Modernization Act of 2010 (the "Act") was signed into law on December 22, 2010. Under the Act, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, losses incurred post-enactment will be required to be utilized prior to the losses incurred in pre-enactment years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses, rather than being considered as all short-term as under previous law.

70

December 31, 2013

Notes to Financial Statements, continued

In 2013, the Funds utilized prior carryforward losses and carried forward remaining losses as follows:

	Capital Loss Carryforwards	No Expiration
Fund	Utilized in 2013	Short-term	Long-term
Growth	$147,072	$—	$—
Growth and Income	—	—	—
Balanced	—	—	—
Income	—	—	—

Uncertain Tax Position Management has analyzed the Funds' tax positions taken for all open tax years which remain subject to examination by the Funds' major tax jurisdictions (years 2010 through 2012). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. Management has concluded that, as of and during the period ended December 31, 2013, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.

71

December 31, 2013

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Pax World Series Trust I:

We have audited the accompanying statements of assets and liabilities of ESG Mangers® Growth Portfolio, ESG Managers® Balanced Portfolio, ESG Managers® Growth and Income Portfolio, and ESG Managers® Income Portfolio, (collectively, the "Funds") (four of the eleven funds constituting the Pax World Funds Series Trust I), including the schedules of investments, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ESG Mangers® Growth Portfolio, ESG Managers® Balanced Portfolio, ESG Managers® Growth and Income Portfolio, and ESG Managers® Income Portfolio of Pax World Funds Series Trust I at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2014

72

December 31, 2013

Proxy Voting (Unaudited)

You may obtain a description of the Funds' policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 877.374.7678, or within the Statement of Additional Information available on ESG Managers' website at www.esgmanagers.com or on the SEC's website at www.sec.gov.

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning ESG Managers (toll-free) at 877.374.7678 or visiting ESG Managers' website at www.esgmanagers.com and will be available without charge by visiting the SEC's website at www.sec.gov.

Quarterly Portfolio Holdings Disclosure (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Qs are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Information contained in each Fund's Form N-Qs may also be obtained by visiting ESG Managers' website at www.esgmanagers.com or telephoning ESG Managers (toll-free) at 877.374.7678.

Federal Tax Information (Unaudited)

The percentages of ordinary income distributed by each of the Funds that is Qualified Dividend Income (QDI) and that qualifies for the corporate dividends received deduction (DRD) are as follows:

	QDI Percent	DRD Percent
Growth	100.00%	100.00%
Growth and Income	100.00%	100.00%
Balanced	99.99%	99.33%
Income	99.98%	39.51%

73

December 31, 2013

Management of the Funds (Unaudited)

The business of the Trust is managed under the direction of the Trust's Board of Trustees. The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and the Trust. The Trust's Board of Trustees oversees the Adviser and decides upon matters of general policy. The Board of Trustees meets at least four (4) times per year, and reviews the performance and operations of the Funds. The Adviser, either directly or through others selected by the Adviser, furnishes daily investment advisory services.

Officers/Trustees

The following table reflects the name and age, position(s) held with the Trust, the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held, and the number of portfolios overseen in the Pax World Fund Family of those persons who were the trustees and/or officers of the Funds on December 31, 2013. The trustees and officers set forth in the first table below (Interested Trustees and Officers) are considered interested persons under the 1940 Act by virtue of their position or affiliation with the Adviser. The trustees in the second table (Disinterested Trustees) are not considered interested persons and have no affiliation with the Adviser. The business address of each trustee and officer is 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.

None of the officers or trustees of the Funds are related to one another by blood, marriage or adoption. The aggregate remuneration paid by each Fund during the period covered by the report to (i) all Trustees and all members of any advisory board for regular compensation; (ii) each Trustee and each member of an advisory board for special compensation; (iii) all officers; and (iv) each person of whom any officer or Trustee of the Fund is an affiliated person is as follows: Growth Portfolio, $14,193; Growth and Income Portfolio, $14,108; Balanced Portfolio, $ 14,366; and Income Portfolio, $13,821.

74

December 31, 2013

Interested Trustees and Officers

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Trustee
Laurence A. Shadek (64)	Trustee (since 2006)	Chairman of the Board of the Adviser (1996-present); Executive Vice-President of Wellington Shields & Co. LLC or its predecessor (1986-present); Executive Vice President of Pax World Money Market Fund (1998-2008); Chairman of the Board of Directors of the Pax World Balanced Fund (1996-2006), Pax World Growth Fund (1997-2006), and Pax World High Yield Bond Fund (1999-2006); member of the Board of Trustees of Franklin & Marshall College (1998- present).	12
Joseph Keefe (60)	Trustee, Chief Executive Officer (since 2006)	Chief Executive Officer (2005-present) and President (2006-present) of the Adviser; Chair of Board, Women Thrive Worldwide (2009-present); member of the Boards of Directors of Americans for Campaign Reform (2003-2013), On Belay (2006-2011) and the Social Investment Forum (2000-2006).	12
John Boese (50)	Chief Compliance Officer (since 2006)

Chief Compliance Officer of the Adviser (2006-present); Chief Compliance Officer for Pax World Funds Trust II (2008-present); Vice President and Chief Regulatory Officer of the Boston Stock Exchange, Boston, MA (2000-2006).

N/A
Maureen Conley (51)	Secretary (since 2006)	Senior Vice President of Shareholder Services/Operations (2005-present) and Manager of Shareholder Services (2000-2005) for the Adviser; Secretary Pax World Funds Trust II (2008-present).	N/A
Alicia K. DuBois (54)	Treasurer (since 2006)

Chief Financial Officer for the Adviser (2006-present); Treasurer for Pax World Funds Trust II (2008-present); Assistant Treasurer for both Jefferson Pilot Investment Advisory Corp. and Jefferson Pilot Variable Fund, Inc. (2001-2006); and Assistant Vice President at Lincoln Financial Group (formerly Jefferson-Pilot Corp.) (2005-2006).

N/A
Scott LaBreche (41)	Assistant Treasurer (since 2010)

Assistant Treasurer for Pax World Funds Trust II (2010-present); Director, Portfolio Analysis & Reporting for the Adviser (2009-present), Fund Administration Manager & Portfolio Analyst for the Adviser (2007-2009), Securities Fund Analyst, Lincoln Financial Group (formerly Jefferson Pilot Financial) (2000-2007).

N/A
75

December 31, 2013

Disinterested Trustees

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Trustee
Adrian P. Anderson (59)[2]	Trustee (since 2007)	Chief Executive Officer of North Point Advisors, LLC (2004-present); Senior Consultant of Gray and Co. (1999-2004).	12
Carl H. Doerge, Jr. (75)[2]	Chairman of the Board of Trustees; Trustee (since 2006)	Private investor (1995-present); member of the Board of Trustees and Finance Committee for Hobe Sound Nature Center (2010-present); member of the Board of Directors (1998-present) and Chairman of the Investment Committee (1999-present) of St. Johnland Nursing Home in Kings Park, NY.	12
Cynthia Hargadon (58)[3]	Trustee (since 2006)	Senior Consultant and Partner of North Point Advisors, LLC (2003-2006, 2010-present); Managing Director of CRA Rogers Casey (2006-present).	12
Louis F. Laucirica (72)[2]	Trustee (since 2006)	Associate Dean and Director of Undergraduate Studies of Stevens Institute of Technology, Howe School (1999-2010).	12
John L. Liechty (59)[3]	Trustee (since 2010)	Principal, Integrated Investment Solutions (2009-present); Principal, Integrated Financial Planning (2010-present); President and CEO, MMA Praxis Mutual Funds (1997-2008).	12
Nancy S. Taylor (58)[3]	Trustee (since 2006)	Senior Minister and CEO, Old South Church in Boston, MA (2005-present); Trustee, Andover Newton Theological School (2002-present); Board of Managers, Old South Meeting House (2005-present); Director, Ecclesia Ministries, a ministry to Boston's homeless population (2003-present).	12

1  Trustees of the Funds hold office until a successor is chosen and qualifies. Officers of the Funds are appointed by the Board of Trustees and hold office until a successor is chosen and qualifies.

2  Designates a member of the Audit Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Audit Committee meets on at least a quarterly basis.

3  Designates a member of the Nomination, Compensation & Compliance Committee. The Nomination, Compensation & Compliance Committee is responsible for considering and recommending Board candidates, reviewing and recommending Board compensation, and overseeing regulatory and fiduciary compliance matters. The Nomination, Compensation & Compliance Committee meets on at least a quarterly basis.

76

December 31, 2013

The Statement of Additional Information includes additional information about the trustees and is available upon request without charge by calling 877.374.7678 between the hours of 9:00 a.m. and 5:30 p.m. Eastern time or by visiting our website at www.esgmanagers.com.

Please note that the information contained herein does not constitute tax advice. Always consult your tax advisor before making any tax-related investment decisions.

This annual report is intended for shareholders of the ESG Managers® Portfolios only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds' investment objectives, risks and charges and expenses carefully before investing. The Funds' prospectus contains this and other information about the Funds and may be obtained by calling 877.374.7678, e-mailing info@esgmanagers.com or visiting www.esgmanagers.com. The performance data quoted herein represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. In addition, current performance may be lower or higher than the performance data quoted herein. For more recent month-end performance information, please call 877.374.7678 or visit www.esgmanagers.com.

Distributor: ALPS Distributors, Inc. member of FINRA (2/14).

77

30 Penhallow Street, Suite 400
Portsmouth NH 03801

877.374.7678
www.esgmanagers.com

PAX003952

PAX WORLD BALANCED FUND
Individual Investor Class (PAXWX) Institutional Class (PAXIX) Class R (PAXRX)
PAX WORLD GROWTH FUND
Individual Investor Class (PXWGX) Class A (PXGAX) Institutional Class (PWGIX) Class R (PXGRX)
PAX WORLD SMALL CAP FUND
Individual Investor Class (PXSCX) Class A (PXSAX) Institutional Class (PXSIX) Class R (PXSRX)
PAX WORLD INTERNATIONAL FUND
Individual Investor Class (PXINX) Institutional Class (PXNIX) Class R (PXIRX)
PAX WORLD HIGH YIELD BOND FUND
Individual Investor Class (PAXHX) Class A (PXHAX) Institutional Class (PXHIX) Class R (PXHRX)
PAX WORLD GLOBAL WOMEN'S EQUALITY FUND
Individual Investor Class (PXWEX) Institutional Class (PXWIX)
PAX WORLD GLOBAL ENVIRONMENTAL MARKETS FUND
Individual Investor Class (PGRNX) Class A (PXEAX) Institutional Class (PGINX) Class R (PGRGX)

ANNUAL REPORT

December 31, 2013

Table of Contents

Letter to Shareholders	1
Portfolio Manager Comments and Highlights
Pax World Balanced Fund	5
Pax World Growth Fund	10
Pax World Small Cap Fund	14
Pax World International Fund	18
Pax World High Yield Bond Fund	23
Pax World Global Women's Equality Fund	29
Pax World Global Environmental Markets Fund	34
Sustainability Update	40
Shareholder Expense Examples	42
Schedule of Investments	44
Statements of Assets and Liabilities	68
Statements of Operations	72
Statements of Changes in Net Assets	74
Statements of Changes—Shares of Beneficial Interest	78
Financial Highlights	80
Notes to Financial Statements	88
Report of Independent Registered Public Accounting Firm	112
Account Options and Services	119

For More Information

General Fund Information

800.767.1729

Shareholder Account Information

800.372.7827

Account Inquiries

Pax World
P.O. Box 55370
Boston, MA 02205-5370

Investment Adviser

Pax World Management LLC
30 Penhallow Street, Suite 400
Portsmouth, NH 03801

Transfer and
Dividend Disbursing Agent

Boston Financial Data Services
P.O. Box 55370
Boston, MA 02205-5370

Custodian

State Street Bank
and Trust Company
1 Lincoln Street
Boston, MA 02111

Letter to Shareholders

by Joseph Keefe, President & CEO

Dear fellow shareholders,

I am pleased to report that, in a year characterized by soaring equity markets, all of Pax World's mutual funds delivered positive investment returns in 2013. As 2014 begins, we can only hope that the somewhat tepid economic recovery not only proves durable but begins to be felt on Main Street as well as Wall Street.

2013 certainly underscored the fact that financial markets and the underlying economy are not always in sync. This disconnect may in fact be worsening. Continued high levels of unemployment and anemic economic growth uncomfortably co-exist alongside outsized market gains the likes of which we have not seen in many years. The returns delivered by financial markets simply are not as widely distributed as would be the benefits of a true economic recovery. Thus, some Americans have seen their investment portfolios grow while the vast majority of Americans have seen their standard of living remain static, or even worsen. A growing chorus of concern about widening economic inequality previews the policy debates that may dominate 2014.

Globally, markets generally trailed the strong U.S. recovery, although there is some sentiment going into 2014 that we will see markets continue to recover in Europe as well as in other parts of the globe. At Pax World, we still believe that a globally diversified portfolio constitutes the best investment strategy going forward. Thus, we have tried to provide our investors with global exposure across asset classes and investment themes while also integrating meaningful environmental, social and governance (ESG) standards into all our portfolios.

In 2013, we took some additional steps to "green" our investment portfolios. Our Global Environmental Markets Fund (PGRNX), which invests in resource optimization solutions across energy, water, waste and food & agriculture sectors, has always been fossil fuel free but now we have made it carbon neutral as well. We purchase carbon offsets that offset the greenhouse gas emissions of the companies in the portfolio, adjusted by the proportion of the company's equity that the fund owns. We also benchmarked the carbon intensity of our five largest equity portfolios this past year, and are putting in place a process to reduce the carbon intensity of our portfolios over time.

We also took steps to improve our ESG research process in 2013 so that we can better assess and measure the contribution that key sustainability indicators are making to both the risk and performance profiles of our funds. We continue to believe that companies with strong sustainability or ESG characteristics can deliver competitive financial performance as well as positive social and environmental outcomes over time. We are determined to prove out this investment thesis and we hope that persuading investors of the efficacy of sustainable investing strategies can help grow our industry while improving the social and environmental performance of companies and markets.

As mentioned, Pax World offers one fossil fuel-free and carbon neutral fund. During 2013, we took additional steps to address climate change, and specifically carbon risk, in connection with some of our other portfolios. First, we benchmarked the carbon intensity of our largest equity portfolios so that we can begin to plan for meaningful reductions of such carbon intensity over time. Then, in May we wrote to the 42 fossil fuel companies held in our funds, asking them to report on any steps they are taking to address the climate risk associated with their burning all of their known reserves. At year end, we joined the Investor Network on Climate Risk (INCR)1 in writing to 45 of the world's largest oil, gas, coal, and electric utility companies urging them again to report on what steps they are taking to address climate risk.

We also continue to press companies we own to embrace gender diversity on their boards. In 2013, as a result of a Pax World shareholder proposal and engagement, Stericycle, Inc. (SRCL) amended its corporate governance charter to include gender and ethnicity as factors in board searches.

During the 2012-2013 proxy voting season, we voted against or withheld support from director slates at more than 180 companies due to insufficient gender diversity, and we then wrote to each of them. Since the 2010-2011 proxy season, we have voted against or withheld support for director nominees at nearly 750 companies due to insufficient gender diversity, and again, registered our concern directly with these companies.

This is a very simple step that any mutual fund or other money manager could take to promote gender diversity on corporate boards. And yet the overwhelming majority of them don't. Instead, if they vote their proxies at all, they usually just rubber stamp most if not all management-supported proxy proposals, including a company's hand-picked slate of all-male directors. What a shame—and what a lost opportunity. At Pax World, we take our responsibilities as a shareholder seriously, and on gender diversity and other vital issues, we vote our proxies accordingly.

As 2014 begins, our goals remain the same: to deliver competitive investment performance across our funds by investing in companies that meet credible environmental, social and governance (ESG) standards; to serve and represent our shareholders as best we possibly can; and to leverage our influence as investors to achieve positive social and environmental outcomes—for our communities and for the larger global community.

We will do our best to live up to these commitments in the year ahead.

Sincerely,

Joseph F. Keefe
President and CEO

Equity investments are subject to market fluctuations, the funds' share price can fall because of weakness in the broad market, a particular industry, or specific holdings.

1Neither Pax World Management LLC, nor its distributor, is affiliated with the Investor Network on Climate Risk (INCR).

Performance Information

Commentary The portfolio manager commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Pax World Management LLC and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.

Historical performance Historical performance can be evaluated in several ways. Each fund's portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund's share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value).

December 31, 2013

Pax World Balanced Fund

Portfolio Manager

Christopher Brown

Portfolio Manager's Comments

How did the Pax World Balanced Fund perform for the period? For the one-year period ended December 31, 2013, the Individual Investor Class, Institutional Class, and Class R shares of the Fund had total returns of 16.34%, 16.70%, and 16.09%, respectively, compared to 17.56% for the 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index blend (the Blended Index). For the same period, the Lipper Balanced Funds Index had a total return of 16.39%.

What factors contributed to the Fund's performance? The portfolio's equity component made a positive absolute contribution to the portfolio's overall performance but underperformed relative to the stocks included in the S&P 500 Index, the equity component of the Blended Index. This result was due primarily to stock selection in the information technology, energy and industrials sectors. The Fund's bond investments outperformed relative to the Barclays Capital U.S. Aggregate Bond Index (the Barclays Aggregate Index), the fixed income component of the Blended Index, although both the Barclays Aggregate Index and the Fund's bond portfolio recorded negative returns for the year.

Can you discuss any significant changes to the Fund's positioning throughout the period? Our expectations of a slow- to moderately-paced U.S. economic recovery during 2013 were realized. As economic recoveries gain strength, consumer spending typically accelerates particularly for large purchases such as homes and automobiles. We targeted companies in the housing and automotive industries as well as companies outside those industries that support those businesses. From a fixed income perspective, the U.S. Federal Reserve (Fed) maintained its low interest rate policy. In addition, the Fed discussed reducing quantitative easing1-related bond purchases. Both policies helped to suppress bond prices and increase yields, particularly for government bonds, and created uncertainty among investors about future potential interest rate increases. In response, the portfolio's bond investment duration was managed lower than the Barclays Aggregate Index in an effort to protect against interest rate risk.

What portfolio holdings contributed positively to performance? Facebook, Inc., the social network company, reported an increase in advertising revenue for the quarter ended December 31, 2013, compared with the same quarter the year before, reassuring investors that its strategy for mobile advertising is beginning to bear

December 31, 2013

Pax World Balanced Fund, continued

fruit. Its stock price increased steadily over the second half of 2013. BorgWarner, Inc., which engineers and sells automotive powertrain components, is helping vehicle manufacturers offer cleaner burning, more efficient engines that deliver the performance consumers want within the parameters of increasingly stringent emissions regulations. Its stock price increased with the growth of vehicle sales in 2013. BlackRock, Inc., an investment manager, saw earnings, profit margins, and net income increase during 2013 and investors responded positively, moving the stock price higher.

What portfolio holdings detracted from performance? Rio Tinto PLC, ADR, a metals and mining company, was negatively impacted by falling demand for and increasing global supplies of iron ore that put downward pressure on the commodity's price. American Tower Corp., REIT is a real estate investment trust (REIT) comprised of wireless and broadcast communication infrastructure sites. A sell-off in shares of this REIT may have been the result of profit-taking after a solid run. Ensco PLC, Class A, provides offshore contract drilling services to the oil and gas industry worldwide. During the quarter, increasing Middle East tensions contributed to investor concern regarding Ensco's assets located in the region. Also, offshore drillers suffered due to the high demand for onshore drilling, especially in the U.S.

1Quantitative easing is monetary policy used by central banks to stimulate a national economy. Typically, central banks implement quantitative easing by buying financial assets from commercial banks and other private institutions, injecting a pre-determined quantity of money into the economy.

December 31, 2013

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2013

		Total Return	Average Annual Return
Share class	Ticker Symbol	1 year	3 years	5 years	10 years
Individual Investor Class[1]	PAXWX	16.34%	8.31%	11.52%	5.64%
Institutional Class[1,2]	PAXIX	16.70%	8.60%	11.82%	5.82%
Class R1,3	PAXRX	16.09%	8.06%	11.26%	5.48%
S&P 500 Index[4,8]		32.39%	16.18%	17.94%	7.41%
Blended Index[5,6,8]		17.56%	11.06%	12.71%	6.54%
Lipper Balanced Funds Index[7,8]		16.39%	9.49%	12.62%	6.19%

1Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and, other than for Individual Investor Class shares, do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

2Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

December 31, 2013

Pax World Balanced Fund, continued

Portfolio Highlights (Unaudited), continued

3Inception of Class R shares is April 2, 2007. The performance information shown for Class R shares includes the performance of Individual Investor Class shares for the period prior to Class R inception. Expenses have not been adjusted to reflect the expenses allocable to Class R shares. If such expenses were reflected, the returns would be lower than those shown.

4The S&P 500 Index is an index of large capitalization common stocks.

5The Blended Index is composed of 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index.

6The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

7The Lipper Balanced Funds Index tracks the results of the 30 largest mutual funds in the Lipper Balanced Funds Average, which is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. The Lipper Balanced Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

8Unlike the Balanced Fund, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index and the Lipper Balanced Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Balanced Funds Index) do not reflect deductions for fees, expenses or taxes. One cannot invest directly in an index.

Asset Allocation	Percent of Investments
U.S. Stocks	57.2%
U.S. Bonds	33.9%
Foreign Stocks	6.4%
Foreign Bonds	1.1%
Affiliated Investment Companies	1.0%
Exchange Traded Funds	0.3%
Cash & Cash Equivalents	0.1%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Becton Dickinson & Co.	2.4%
Apple, Inc.	2.0%
Morgan Stanley	1.8%
BlackRock, Inc.	1.8%
Occidental Petroleum Corp.	1.7%
DirecTV	1.6%
EI du Pont de Nemours & Co.	1.5%
American Express Co.	1.5%
UnitedHealth Group, Inc.	1.5%
Zoetis, Inc.	1.3%
Total	17.1%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable

Holdings are subject to change

December 31, 2013

Sector Diversification

Sector	Percent of Net Assets
Fixed Income	34.9%
Corporate Bonds 9.7%, Agency/Gov't Related Bonds 7.1%, Treasury Bonds 11.6%, Mortgage Backed Bonds 4.8%, Municipal Bonds 0.9%, Gov't Bonds 0.6% and Community Investing Bonds 0.2%.
Financials	11.2%
Health Care	10.2%
Information Technology	9.3%
Consumer Discretionary	9.1%
Energy	8.0%
Industrials	7.9%
Materials	3.0%
Consumer Staples	2.9%
Utilities	1.2%
Affiliated Investment Companies	1.0%
Telecommunication Services	0.7%
Exchange Traded Funds	0.3%
Other	0.3%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

December 31, 2013

Pax World Growth Fund

Portfolio Manager

Anthony Trzcinka, CFA

Portfolio Manager's Comments

How did the Pax World Growth Fund perform for the period? For the one-year period ended December 31, 2013, the Individual Investor Class, Class A, Institutional Class, and Class R shares of the Fund had total returns of 29.61%, 29.60%, 29.93%, and 29.30%, respectively. Effective December 12, 2013, the Russell 1000 Growth Index (the Index) replaced the Russell 3000 Growth Index (R3KG) as the primary benchmark for Pax World Growth Fund because Pax World Management believes the Russell 1000 Growth Index is a more appropriate representation of the universe of securities in which the Fund may invest. For the one-year period ended December 31, 2013, the R3KG had a total return of 34.23%, the Index had a total return of 33.48% and the Lipper Multi-Cap Growth Funds Index had a total return of 36.52%.

What factors contributed to the Fund's performance? Performance of investments in the telecommunications services, financial and consumer discretionary sectors positively impacted the Fund's performance during the year relative to the Index. The sectors that detracted from Fund performance relative to the Index were industrials, energy and health care.

Can you discuss any significant changes to the Fund's positioning throughout the period? Entering 2013, our expectation was for a continued slow- to moderately-paced U.S. economic recovery. This largely was the case. The sometimes halting nature of the economy's growth could be attributed to government policy-related issues such as a government shutdown and the U.S. Federal Reserve's monetary and fiscal policies. In this environment, we made investments in cyclically oriented and economically sensitive sectors and stocks. Pax World Growth Fund also added investments in the health care and information technology sectors when prices reached attractive valuations.

What portfolio holdings contributed positively to performance? The Fund was underweight Apple, Inc., compared to the Index. The decline in Apple's stock price off of a September 2012 peak had less negative impact on the Fund's performance compared to the Index due to the lower ownership position the Fund maintained. Valeo SA, a French manufacturer of auto components, performed well in large part to the stabilizing European economy and the strong cyclical growth of auto sales.

December 31, 2013

The third strongest contributor to the Fund's performance for the year was Thermo Fisher Scientific, Inc., which provides scientific instruments, lab equipment, and other products and services for use in research, manufacturing, and diagnostics. As anticipated, the acquisition of Life Technologies was announced in the second quarter of 2013 and is viewed by investors as a potential benefit to the bottom line at Thermo Fisher Scientific, Inc. The stock price increased as a result.

What portfolio holdings detracted from performance? Nuance Communications, Inc., provides voice and language solutions for businesses and consumers worldwide. During the third quarter, the company cut its outlook for 2014 results, began transitioning from a licensing to subscription pricing model and experienced weak demand for new products. The combination of factors appeared to discourage investors and prompted selling that caused the stock's price to drop. NETGEAR, Inc., a computer networking equipment and hardware manufacturer, reported disappointing earnings for the fourth quarter of 2012 and lowered guidance for the 2013. While its retail business contributed, its commercial and service provider business fell short of expectations. Aruba Networks, Inc., a computer networking company that sells wireless local area networking (Wi-Fi) equipment, saw its stock price suffer due to weaker business results and negative trends including intensifying competition in the wireless networking technology and services segment.

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

December 31, 2013

Pax World Growth Fund, continued

Portfolio Highlights (Unaudited), continued

Returns—Period ended December 31, 2013

			Total Return	Average Annual Return
Share class	Ticker Symbol		1 year	3 years	5 years	10 years
Individual Investor Class[1]	PXWGX		29.61%	12.80%	19.50%	7.52%
Class A1,2,4	PXGAX	NAV[3]	29.60%	12.79%	19.50%	7.52%
		POP	22.43%	10.69%	18.15%	6.92%
Institutional Class[1,5]	PWGIX		29.93%	13.08%	19.80%	7.68%
Class R1,6	PXGRX		29.30%	12.49%	19.20%	7.37%
Russell 1000 Growth Index[7,10]			33.48%	16.45%	20.39%	7.83%
Russell 3000 Growth Index[8,10]			34.23%	16.47%	20.56%	7.95%
Lipper Multi-Cap Growth Funds Index[9,10]			36.52%	14.94%	20.53%	8.15%

1The Fund's investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and, other than for Individual Investor Class shares, do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

2A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund's Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

3NAV is Net Asset Value.

4Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

5Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class A shares. If such expenses were reflected, the returns would be higher than those shown.

6Inception of Class R shares is April 2, 2007. The performance information shown for Class R shares includes the performance of Class A shares for the period prior to Class R inception. Expenses have not been adjusted to reflect the expenses allocable to Class R shares. If such expenses were reflected, the returns would be lower than those shown.

7The Russell 1000 Growth Index ("Benchmark") measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies, as measured by market capitalization. Effective December 12, 2013, the Russell 1000 Growth Index replaced the Russell 3000 Growth Index as the primary benchmark for Pax World Growth Fund (the "Fund") because Pax World Management believes the Russell 1000 Growth Index is a more appropriate representation of the universe of securities in which the Fund may invest. One cannot invest directly in an index.

8The Russell 3000 Growth Index measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies, as measured by market capitalization.

9The Lipper Multi-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Growth Funds Average. The Lipper Multi-Cap Growth Funds Average is a total return performance

December 31, 2013

average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Growth Funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per-share growth value, compared to the S&P SuperComposite 1500 Index. The Lipper Multi-Cap Growth Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator.

10Unlike the Growth Fund, the Russell 1000 Growth Index, Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Growth Funds Index) do not reflect deductions for fees, expenses or taxes.

Asset Allocation	Percent of Investments
U.S. Stocks	89.7%
Foreign Stocks	9.5%
Cash & Cash Equivalents	0.8%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Apple, Inc.	4.0%
Google, Inc., Class A	3.2%
PepsiCo, Inc.	2.3%
IBM	2.0%
QUALCOMM, Inc.	2.0%
3M Co.	1.8%
Microsoft Corp.	1.8%
VF Corp.	1.8%
Cummins, Inc.	1.6%
Thermo Fisher Scientific, Inc.	1.6%
Total	22.1%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable

Holdings are subject to change

Sector Diversification

Sector	Percent of Net Assets
Information Technology	31.3%
Consumer Discretionary	17.3%
Industrials	14.2%
Health Care	12.9%
Consumer Staples	7.2%
Financials	6.5%
Energy	5.4%
Materials	2.0%
Telecommunication Services	1.3%
Utilities	1.0%
Other	0.9%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

December 31, 2013

Pax World Small Cap Fund

Portfolio Manager

Nathan Moser, CFA

Portfolio Manager's Comments

How did the Pax World Small Cap Fund perform for the period? For the one-year period ended December 31, 2013, the Individual Investor Class, Class A, Institutional Class, and Class R shares of the Fund had total returns of 43.24%, 43.23%, 43.64% and 42.90%, respectively, compared to 38.82% for the Russell 2000 Index (the Index). For the same 12-month period the Lipper Small-Cap Core Funds Index had a total return of 36.13%.

What factors contributed to the Fund's performance? From a sector perspective, health care, materials and energy were the largest positive contributors to performance relative to the Index, largely due to strong stock selection. Seven of the ten industrial sectors represented in the portfolio turned in positive relative performance for the Fund during the year. In six of those sectors, strong stock selection was the primary driver of the Fund's outperformance of the Index. A decision to underweight allocations to consumer staples and stock selection contributed equally to a neutral performance of this sector for the Fund relative to the Index. An overweight allocation to information technology was the primary driver of outperformance relative to the Index in that sector. Financial and industrials sector investments detracted from relative performance, primarily due to stock selection.

Can you discuss any significant changes to the Fund's positioning throughout the period? We continue to position the Fund in companies that, we believe, can generate predictable growth, are fundamentally strong, and are attractively valued. After our initial investment, we monitor valuation closely. We underweighted our allocations to the consumer discretionary and consumer staples sectors. We added investments in the health care and telecommunications services sectors where we believed we found companies with sound business strategies and attractive valuations.

What portfolio holdings contributed positively to performance? BioTelemetry, Inc., (formerly known as CardioNet, Inc.) is a wireless medical technology company that advanced due to investor appreciation for actions that new management took to expand its product lines, improve its competitive position, and enhance revenue potential. In addition, the company benefited from expanded reimbursement

December 31, 2013

coverage for one of its products by a major managed care program. Onyx Pharmaceuticals, Inc., which develops cancer treatments, made a strong contribution to the Fund's performance due to an acquisition by Amgen, Inc. for $125 per share. Westell Technologies, Inc., Class A, designs, manufactures, and distributes telecommunications products to service providers. Strong quarterly financial results drove its contributions to the portfolio. Its acquisition of Kentrox, Inc. increased management and investor confidence in Westell's ability to grow earnings.

What portfolio holdings detracted from performance? OmniAmerican Bancorp, Inc. is a federally chartered savings bank operating in Texas that saw its stock price increase in 2012 but decline in 2013 as investors, anticipating a potential merger or acquisition that did not occur, turned away from the stock. During the year, many other high quality, defensive financial sector stocks experienced price declines as investor sentiment shifted to stocks considered to have a potential to deliver higher returns. Two of the Fund's holdings that detracted from performance were in this group: Territorial Bancorp, Inc. and Capital Federal Financial, Inc.

Portfolio Highlights (Unaudited)

Total Return—Historical Growth of $10,000—Since Inception

December 31, 2013

Pax World Small Cap Fund, continued

Portfolio Highlights (Unaudited), continued

Returns—Period ended December 31, 2013

			Total Return	Average Annual Return
Share class	Ticker Symbol		1 year	3 years	5 years	Since Inception
Individual Investor Class[1]	PXSCX		43.24%	16.20%	22.85%	11.79%
Class A1,2,4	PXSAX	NAV[3]	43.23%	16.20%	22.85%	11.79%
		POP	35.30%	14.04%	21.48%	10.70%
Institutional Class[1]	PXSIX		43.64%	16.51%	23.17%	12.09%
Class R1	PXSRX		42.90%	15.91%	22.54%	11.51%
Russell 2000 Index[5,7]			38.82%	15.67%	20.08%	10.98%
Lipper Small-Cap Core Funds Index[6,7]			36.13%	14.93%	20.75%	10.88%

1The Fund's inception date is March 27, 2008. The Fund's investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and, other than for Individual Investor Class shares, do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

2A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund's Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

3NAV is Net Asset Value.

4Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

5The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

6The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds Average. The Lipper Small-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's USDE small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The Lipper Small-Cap Core Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator.

7Unlike the Small Cap Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Small-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes. One cannot invest directly in an index.

December 31, 2013

Asset Allocation	Percent of Investments
U.S. Stocks	96.2%
Foreign Stocks	3.6%
Cash & Cash Equivalents	0.2%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Compuware Corp.	3.8%
Cinemark Holdings, Inc.	3.7%
Gannett Co., Inc.	3.6%
Capitol Federal Financial, Inc.	3.3%
Westell Technologies, Inc., Class A	3.3%
Oritani Financial Corp.	3.1%
Amdocs, Ltd.	3.1%
Chicopee Bancorp, Inc.	3.0%
TheStreet, Inc.	2.9%
Bob Evans Farms, Inc.	2.8%
Total	32.6%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable

Holdings are subject to change

Sector Diversification

Sector	Percent of Net Assets
Financials	25.3%
Information Technology	21.8%
Consumer Discretionary	16.7%
Health Care	9.9%
Energy	7.4%
Materials	4.9%
Industrials	4.5%
Utilities	4.3%
Consumer Staples	1.5%
Other	3.7%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

December 31, 2013

Pax World International Fund

Portfolio Manager

Ivka Kalus-Bystricky

Portfolio Manager's Comments

How did the Pax World International Fund perform for the period? For the one-year period ended December 31, 2013, the Individual Investor Class, Institutional Class, and Class R of the Fund had total returns of 16.50%, 16.61%, and 16.05%, respectively, compared to 22.78% for the MSCI EAFE (Net) Index (the Index). For the same one-year period, the Lipper International Multi-Cap Core Funds Index had a total return of 21.05%.

What factors contributed to the Fund's performance? From a regional perspective, relative to the Index, performance of the Fund was most favorably impacted by investments in the Europe, Australasia and the U.K., primarily due to strong stock selection. The largest detractor from relative performance of the Fund during the year was stock holdings in countries in the emerging markets. In addition, holdings in precious metals exchange traded funds, which were held in the Fund during the period as a hedge against economic uncertainty globally and possible inflation, detracted as did investments in Japan.

Can you discuss any significant changes to the Fund's positioning throughout the period? During 2013, Japanese equities traded at valuations that implied significantly higher short- and long-term earnings growth rates compared to emerging market equities. In our view, this was inconsistent with historical experience and economic projections. We maintained an allocation to emerging markets of approximately 9% because of our positive outlook for improvements in the business fundamentals of many developing economies and attractive valuations that resulted from investors selling emerging markets stocks over the previous 12 months. We remained cautious on investment prospects in Japan and underweighted investments there as compared to the Index as a result. We believed Japan's quantitative easing1 policies are not a panacea for the country's multi-decade stagnation. The nation's heavy debt loads and a lack of immigration are issues not easily resolved with monetary policy.

What portfolio holdings contributed positively to performance? The portfolio's investments in Central Japan Railway Co., which operates railways and related businesses in Japan, was the largest contributor to the Fund's relative performance as that stock benefited from the dramatic increase among Japanese stocks helped,

December 31, 2013

at least in part, by the country's monetary and economic stimulus. Deutsche Telekom AG, a global telecommunications company, benefited from expectations of consolidation in the European telecom sector as well as from speculation of potential buyers for its U.S. T-Mobile business. AXA SA, a French insurer and asset manager, benefited from improvement in profitability from asset management and from investor perception that the company will benefit from rising interest rates.

What portfolio holdings detracted from performance? SPDR Gold Trust, a gold commodity ETF, lost value as commodity prices declined and investors lost faith in the protective value of gold against global economic uncertainty and inflation. Natura Cosmetics, SA, household and personal care products producer in Brazil, endured a difficult 2013. Beginning of the year sales suffered as Brazilians extended their summer holidays to include an early February Carnival. The country's continued economic and currency issues helped to suppress consumer spending over the course of the months that followed. Komatsu, Ltd., cut its 2014 revenue and operating profit expectations during the fourth quarter. As a result, the stock underperformed.

1Quantitative easing is monetary policy used by central banks to stimulate a national economy. Typically, central banks implement quantitative easing by buying financial assets from commercial banks and other private institutions, injecting a pre-determined quantity of money into the economy.

Portfolio Highlights (Unaudited)

Total Return—Historical Growth of $10,000—Since Inception

December 31, 2013

Pax World International Fund, continued

Portfolio Highlights (Unaudited), continued

Returns—Period ended December 31, 2013

		Total Return	Average Annual Return
Share class	Ticker Symbol	1 year	3 years	5 years	Since Inception
Individual Investor Class[1]	PXINX	16.50%	2.79%	10.36%	0.47%
Institutional Class[1]	PXNIX	16.61%	3.04%	10.65%	0.74%
Class R1	PXIRX	16.05%	2.51%	10.05%	0.18%
MSCI EAFE (Net) Index[2,4]		22.78%	8.17%	12.44%	1.84%
Lipper International Multi-Cap Core Funds Index[3,4]		21.05%	8.18%	13.76%	3.62%

1The Fund's inception date is March 27, 2008. The Fund's investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and, other than for Individual Investor Class shares, do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

2The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

3The Lipper International Multi-Cap Core Funds Index tracks the results of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S., and invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. The Lipper International Multi-Cap Core Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index, or some other traditional economic indicator.

4Unlike the International Fund, the MSCI EAFE (Net) Index and the Lipper International Multi-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper International Multi-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes. One cannot invest directly in an index.

Asset Allocation	Percent of Investments
Foreign Stocks	95.2%
Cash & Cash Equivalents	2.9%
Exchange Traded Funds: Commodity	1.8%
Other	0.1%
Total	100.0%

December 31, 2013

Top Ten Holdings

Company	Percent of Net Assets
Nestle SA	3.0%
BG Group PLC	2.9%
Anheuser-Busch InBev NV	2.8%
Hennes & Mauritz AB, B Shares	2.8%
AstraZeneca PLC, ADR	2.6%
Toronto-Dominion Bank, The	2.5%
Honda Motor Co., Ltd., ADR	2.5%
Australia & New Zealand Banking Group, Ltd.	2.3%
SAP AG, ADR	2.3%
Cie de St-Gobain	2.3%
Total	26.0%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable

Holdings are subject to change

Sector Diversification

Sector	Percent of Net Assets
Financials	20.5%
Industrials	14.9%
Consumer Discretionary	12.6%
Consumer Staples	11.9%
Energy	10.3%
Health Care	9.3%
Information Technology	6.4%
Telecommunication Services	5.7%
Materials	3.6%
Other	3.0%
Exchange Traded Funds: Commodity	1.8%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

December 31, 2013

Pax World International Fund, continued

Portfolio Highlights (Unaudited), continued

Geographical Diversification

Country	Percent of Net Assets
United Kingdom	17.5%
Japan	13.1%
Germany	11.6%
Australia	8.0%
France	6.7%
Spain	4.5%
Switzerland	4.1%
Sweden	4.0%
Singapore	3.7%
Canada	3.5%
Belgium	2.8%
Denmark	2.2%
Israel	2.0%
Country	Percent of Net Assets
Brazil	1.9%
Taiwan	1.7%
Austria	1.5%
Poland	1.5%
Indonesia	1.3%
Finland	0.9%
Norway	0.9%
Czech Republic	0.8%
Luxembourg	0.8%
Hong Kong	0.2%
Other	4.8%
Total	100.0%

December 31, 2013

Pax World High Yield Bond Fund

Portfolio Manager

Mary Austin, CFA

Portfolio Manager's Comments

How did the Pax World High Yield Bond Fund perform for the period? For the one-year period ended December 31, 2013, the Individual Investor Class, Class A, Institutional Class and Class R shares of the Fund had total returns of 6.91%, 6.88%, 7.18% and 6.63%, respectively, outperforming the BofA Merrill Lynch U.S. High Yield—Cash Pay—BB-B (Constrained 2%) Index (the Index) that returned 6.29%. The Lipper High Yield Bond Funds Index returned 7.63% for the same period.

What factors contributed to the Fund's performance? The three largest contributors to the Fund's positive performance relative to the Index came from the energy, telecommunications, and capital goods sectors. The primary driver of these positive results can be attributed to strong security selection. Sectors that detracted most from relative performance were the consumer cyclical sector and the technology and electronics sector, due to security selection, and banking, due to a portfolio underweight compared to the Index.

From a credit quality1 perspective, as anticipated, our holdings rated single-B2 and CCC3 performed the best relative to the benchmark. In the volatile interest rate environment, the Fund's underweighted allocation to BB4-rated bonds detracted from relative performance when interest rates declined, but over the entire period the underweight position contributed to relative performance. Our analysis has shown that bonds rated BB and BBB5 are more likely to move in correlation to changes in the interest rate on the 10-year U.S. Treasury bond than are B-rated securities.

Can you discuss any significant changes to the Fund's positioning throughout the period? We increased holdings in the energy, capital goods, consumer cyclical, media and basic industry sectors where we saw good relative value. In these sectors we added opportunistically to existing positions and participated selectively in some new issues. Holdings in the healthcare sector, the telecommunications sector and the technology and electronics sector were reduced.

We reduced our CCC-rated bonds to be more in line with our benchmark and because lower-quality securities may be more vulnerable in a rising interest rate environment. The U.S. Federal Reserve (the Fed) recently announced it would start

December 31, 2013

Pax World High Yield Bond Fund, continued

tapering its monthly buyback of bonds. Although we don't expect rates to spike as they did in 2013, we do expect rates to start creeping up this year. We believe that any preannounced actions by the Fed may not be taken depending on future economic data. We also carefully managed duration of the portfolio lower in 2013 relative to the benchmark as a conservative measure in a volatile rate environment.

What portfolio holdings contributed positively to performance? Maxcom Telecomunicaciones SAB de CV, a Mexican wireline telecommunications provider, was one of our top performers due to completion of its long awaited debt restructuring. Pro forma calculations indicate the debt exchange decreased net leverage from over 3.0 times leverage to under 1.5 times leverage. With its stronger balance sheet and improved liquidity position, we think bonds still look cheap compared to other Mexican providers. Numericable Finance, a leading provider of television and broadband internet services and the sole cable operator in France, outperformed in the quarter due to a strong rebound in European corporate bonds and appreciation of the Euro. Revenue and earnings before interest, taxes, depreciation and amortization grew in excess of 4% and declined by -1.5%, respectively. We believe global consolidation among cable companies will support outperformance of this holding going forward. Navios Maritime Acquisition Corp. manages a fleet of oceangoing vessels including very large crude oil carriers and product tankers. The company benefited from the issuance of equity capital used to reduce leverage and fund product tanker purchases used to meet the demand for worldwide growth in offshore oil development.

What portfolio holdings detracted from performance? Nuance Communications, Inc., which provides voice and language solutions for businesses and consumers worldwide, was our worst performer. The company reported weaker than expected third quarter results which negatively impacted the firm's bonds in the fourth quarter. The company experienced increased pricing pressure and slower adoption of new products. Our convertible bond holding declined more than high yield securities due to its higher equity sensitivity. We believe the convertible bond remains relatively attractive compared to its implied equity intrinsic value. Urbi Dessarollos Urbanos SAB de CV was our second worst performer in 2013. Its poor results were largely attributable to a liquidity crunch from a shift to construction of large, multi-family dwellings that are more capital intensive as well as uncertainty regarding government subsidies for the housing industry. In fact, the whole Mexican housing sector sold-off and some companies are restructuring their debt. Fortunately, we had already sold our position in this firm position prior to the company filing for Chapter 11. Roadhouse Holdings, Inc. is a restaurant company doing business as Logan's Roadhouse. The company has been beset by

December 31, 2013

increased competition, a depressed customer base, and traffic declines in excess of the industry average. Leverage has increased as EBITDA (earnings before interest, taxes, depreciation and amortization) has declined and the market is worried that the new chief executive officer will not be able, or have the time to, improve fundamentals before needing a cash infusion. Also, a currency-based exchange traded fund purchased to hedge against the fluctuating value of the euro detracted from performance.

1S&P ratings assist investors by evaluating the credit worthiness of many bond issues. AAA to BBB ratings are typically issued to those securities considered investment grade. The rating is not a recommendation to buy or sell a particular bond. For information on the rating agency's methodology go to: http://www.standardandpoors.com/home/en/us.

2B rating is an S&P rating of bonds. An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

3CCC rating is a S&P rating of bonds. An obligation rated 'CCC' is considered poor quality. Issuers may be in default or are at risk of being in default.

4BB rating is an S&P rating of bonds. An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

5BBB rating is a S&P rating of bonds. An obligation rated 'BBB' is considered to have adequate capacity to meet financial commitments, but more subject to adverse economic conditions.

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

December 31, 2013

Pax World High Yield Bond Fund, continued

Portfolio Highlights (Unaudited), continued

Returns—Period ended December 31, 2013

			Total Return	Average Annual Return
Share class	Ticker Symbol		1 year	3 years	5 years	10 years
Individual Investor Class[1]	PAXHX		6.91%	7.33%	13.60%	7.01%
Class A1,2,4	PXHAX	NAV[3]	6.88%	7.32%	13.60%	7.01%
		POP	2.13%	5.71%	12.55%	6.51%
Institutional Class[1,5]	PXHIX		7.18%	7.55%	13.87%	7.24%
Class R1,6	PXHRX		6.63%	7.16%	13.40%	6.84%
BofA Merrill Lynch U.S. High Yield— Cash Pay—BB-B (Constrained 2%) Index[7,9]			6.29%	8.69%	16.45%	7.74%
Lipper High Yield Bond Funds Index[8,9]			7.63%	8.52%	17.03%	7.16%

1The Fund's investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and, other than for Individual Investor Class shares, do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

2A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund's Class A Shares of 4.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

3NAV is Net Asset Value.

4Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

5Inception of Institutional Class shares is June 1, 2004. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

6Inception of Class R shares is April 2, 2007. The performance information shown for Class R shares includes the performance of Individual Investor Class shares for the period prior to Class R inception. Expenses have not been adjusted to reflect the expenses allocable to Class R shares. If such expenses were reflected, the returns would be lower than those shown.

7The BofA Merrill Lynch U.S. High Yield Cash Pay BB-B (Constrained 2%) Index tracks the performance of BB- and B-rated fixed income securities publicly issued in the major domestic or eurobond markets, with total index allocation to an individual issuer limited to 2%.

8The Lipper High Current Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Bond Funds Average. The Lipper High Current Yield Bond Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The Lipper High Current Yield Bond Funds Index is not what is typically considered an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

December 31, 2013

9Unlike the High Yield Bond Fund, the BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index and the Lipper High Current Yield Bond Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper High Current Yield Bond Funds Index) do not reflect deductions for fees, expenses or taxes. One cannot invest directly in an index.

Asset Allocation	Percent of Investments
U.S. Bonds	60.3%
Foreign Bonds	30.2%
Loans	3.2%
Exchange Traded Funds	2.5%
U.S. Stocks	0.7%
Cash & Cash Equivalents	3.1%
Total	100.0%

Credit Quality

Bond Rating	Percent of Bonds
B	60.7%
BB	23.5%
CCC	9.7%
Not Rated	3.6%
BBB	1.6%
CC	0.6%
A	0.3%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
PHI, Inc., 8.625%, 10/15/18	2.0%
Expo Event Transco, Inc., 144A, 9.000%, 06/15/21	1.7%
syncreon Group BV/Global Finance US, Inc., 144A, 8.625%, 11/01/21	1.6%
Valassis Communications, Inc., 6.625%, 02/01/21	1.6%
Penn Virginia Corp., 8.500%, 05/01/20	1.5%
Charlotte Russe, Inc., 6.750%, 05/21/19	1.5%
Chaparral Energy, Inc., 7.625%, 11/15/22	1.5%
Univeg Holding BV, 144A, 7.875%, 11/15/20	1.5%
Perry Ellis International, Inc., 7.875%, 04/01/19	1.5%
Belden, Inc., 144A, 5.500%, 09/01/22	1.4%
Total	15.8%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable

Holdings are subject to change

December 31, 2013

Pax World High Yield Bond Fund, continued

Portfolio Highlights (Unaudited), continued

Fixed Income Sector Diversification

Sector	Percent of Net Assets
Energy	17.0%
Services	11.9%
Media	10.3%
Consumer Cyclical	10.5%
Technology & Electronics	9.7%
Telecommunications	8.1%
Capital Goods	7.3%
Health Care	5.2%
Basic Industry	5.0%
Consumer Non-Cyclical	4.2%
Financial Services	2.3%
Real Estate	1.4%
Automotive	1.4%
Utility	0.1%
Other	5.6%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

Geographical Diversification

Country	Percent of Net Assets
United States	73.0%
Luxembourg	6.7%
Netherlands	3.3%
Marshall Islands	2.3%
Ireland	1.6%
Great Britain	1.6%
Canada	1.3%
Austria	1.1%
Hong Kong	1.2%
South Africa	1.0%
Country	Percent of Net Assets
Bermuda	1.0%
Mexico	0.9%
Sweden	0.8%
Germany	0.5%
Norway	0.3%
Malaysia	0.2%
France	0.1%
Other	3.1%
Total	100.0%

*Rounds to less that 0.1%

December 31, 2013

Pax World Global Women's Equality Fund

Portfolio Manager

Ivka Kalus-Bystricky

Portfolio Manager's Comments

How did the Pax World Global Women's Equality Fund perform for the period? For the one-year period ended December 31, 2013, the Individual Investor Class and Institutional Class shares of the Fund had total returns of 24.56% and 24.88%, respectively, compared to 26.68% for the MSCI World (Net) Index (the Index). For the same six-month period the Lipper Global Large-Cap Core Funds Index had a total return of 25.73%.

What factors contributed to the Fund's performance? The Fund benefited most from strong stock selection in the U.S, particularly in the information technology and consumer discretionary sectors, relative to the Index. Regionally, other contributors to Fund performance were investments in Canada and Australasia due to strong stock selection. Emerging markets holdings detracted from relative performance. The Fund maintains an allocation to emerging markets while the Index does not include these markets in its constituent holdings. Investments in Japan also detracted from relative performance. Stock selection was a contributing factor to underperformance of the Fund's holdings in Japan. In addition, the yen's consistently deteriorating value during the year detracted from portfolio returns as the Bank of Japan allowed the value of the currency to decline in support of exports. From a sector perspective, stock selection in information technology and an underweight in the materials sector made strong contributions to the portfolio's performance relative to the Index. The largest sector detractors were the industrial and financial sectors.

Can you discuss any significant changes to the Fund's positioning throughout the period? Portfolio allocations to regions and sectors remained approximately in line with the Index with two exceptions. We maintained an out-of-benchmark exposure to emerging markets and an underweight in Japan. Favorable economic growth fundamentals and attractive valuations of emerging markets stocks provided the basis for our conviction to pursue investment opportunities in these markets. In Japan, on the other hand, our view is that the country's currency and quantitative easing1 policies, which are intended to ease multi-decade stagnation, will be inadequate to overcome heavy debt loads and a lack of immigration that beset the economic and business environment in that country.

December 31, 2013

Pax World Global Women's Equality Fund, continued

What portfolio holdings contributed positively to performance? Yahoo!, Inc., the internet services company, benefited portfolio performance as investor sentiment improved regarding Yahoo's ownership interest in ecommerce company, Alibaba, Inc., and on expectations that new Chief Executive Officer Marissa Meyer would lead a re-invigoration of revenue growth. Johnson Controls, Inc., which provides products and services intended to improve building efficiency, automotive experience, and power solutions, saw stock price increases that reflected improvements in cyclical growth of the firm's auto industry and non-residential construction markets. The third strongest contributor to the Fund's performance for the year was Thermo Fisher Scientific, Inc., which provides scientific instruments, lab equipment, and other products and services for use in research, manufacturing, and diagnostics. As anticipated, the acquisition of Life Technologies was announced in the second quarter of 2013 and is viewed by investors as a potential benefit to the bottom line at Thermo Fisher Scientific, Inc.

What portfolio holdings detracted from performance? Natura Cosmeticos SA, a household and personal care products producer in Brazil, endured a difficult 2013. Beginning of the year sales suffered as Brazilians extended their summer holidays to include an early February Carnival. The country's continued economic and currency issues helped to suppress consumer spending over the course of the months that followed and stock price of Natura Cosmeticos suffered. Statoil, ASA, ADR, an integrated energy company, experienced a stock price decline as investors sold shares of energy producers with high leverage to crude oil prices due to their fears of a slowdown in economic activity in China. A June decline in the value of the Norwegian krone compared to the U.S. dollar also negatively affected the stock's value. Komatsu, Ltd., a mining and construction equipment manufacturer, cut its 2014 revenue and operating profit expectations during the fourth quarter. As a result, the stock price declined.

1Quantitative easing is monetary policy used by central banks to stimulate a national economy. Typically, central banks implement quantitative easing by buying financial assets from commercial banks and other private institutions, injecting a pre-determined quantity of money into the economy.

December 31, 2013

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2013

		Total Return	Average Annual Return
Share class	Ticker Symbol	1 year	3 years	5 years	10 years
Individual Investor Class[1]	PXWEX	24.56%	8.64%	12.26%	3.65%
Institutional Class[1,2]	PXWIX	24.88%	8.92%	12.54%	3.86%
MSCI World (Net) Index[3,5]		26.68%	11.49%	15.02%	6.98%
Lipper Global Large-Cap Core Funds Index[4,5]		25.73%	12.64%	15.81%	7.28%

1Pax World Global Women's Equality Fund, a series of Pax World Funds Series Trust I, acquired Women's Equity Fund, a series of Professionally Managed Portfolios ("Old Women's Equity Fund" ), on October 29, 2007. Performance information shown includes the performance of Retail Class shares of Old Women's Equity Fund for periods prior to October 29, 2007, which has not been adjusted to reflect any differences in expenses between Old Women's Equity Fund and the Global Women's Equality Fund; if such expense adjustments were reflected, the returns would be higher than those shown. The Fund's investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and, other than for Individual Investor Class Shares, do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

2Inception of Institutional Class shares is April 19, 2006. The performance information shown for Institutional Class shares includes the performance of the Retail Class shares of Old Women's Equity Fund shares for the

December 31, 2013

Pax World Global Women's Equality Fund, continued

Portfolio Highlights (Unaudited), continued

period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares or to reflect any differences in expenses between Old Women's Equity Fund and the Global Women's Equality Fund. If such expense adjustments and allocable expenses were reflected, the returns would be higher than those shown.

3The MSCI World (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Performance for the MSCI World Index is shown "net," which includes dividend reinvestments after deduction of foreign withholding taxes. Investors cannot invest directly in any index.

4The Lipper Global Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Global Large-Cap Funds Average. The Lipper Global Large-Cap Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three year weighted basis) above Lipper's Global Large-Cap floor. Global Large-Cap Core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World BMI. The Lipper Global Large-Cap Core Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

5Unlike the Global Women's Equality Fund, the MSCI World (Net) Index and the Lipper Global Large-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Global Large-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes. One cannot invest directly in an index.

Asset Allocation	Percent of Investments
U.S. Stocks	53.1%
Foreign Stocks	44.0%
Certificates of Deposit	0.3%
Cash & Cash Equivalents	2.6%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Royal Bank of Canada	2.4%
3M Co.	2.3%
Statoil ASA, ADR	2.2%
BG Group PLC	2.1%
Bank of New York Mellon Corp., The	2.0%
American Express Co.	2.0%
Woodside Petroleum, Ltd.	2.0%
Johnson Controls, Inc.	1.8%
Google, Inc., Class A	1.8%
Deutsche Telekom AG	1.8%
Total	20.4%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable

Holdings are subject to change

December 31, 2013

Sector Diversification

Sector	Percent of Net Assets
Financials	19.3%
Information Technology	14.1%
Consumer Discretionary	13.1%
Health Care	11.4%
Industrials	10.2%
Consumer Staples	9.6%
Energy	9.0%
Telecommunication Services	4.1%
Materials	3.6%
Utilities	2.6%
Other	3.0%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

Geographical Diversification

Country	Percent of Net Assets
United States	53.1%
United Kingdom	8.5%
Switzerland	6.1%
Japan	5.2%
Norway	5.0%
Australia	4.0%
Canada	3.0%
Germany	2.9%
France	2.5%
Sweden	1.7%
Singapore	1.2%
Netherlands	1.0%
Austria	0.8%
Brazil	0.7%
Denmark	0.7%
Indonesia	0.6%
Other	3.0%
Total	100.0%

December 31, 2013

Pax World Global Environmental
Markets Fund

Co-Portfolio Managers

Bruce Jenkyn-Jones
& Ian Simm

Sub-Advisor

Impax Asset
Management Ltd.

Portfolio Managers' Comments

How did the Pax World Global Environmental Markets Fund perform in 2013? For the one-year period ended December 31, 2013, the Individual Investor Class, Class A, the Institutional Class, and the Class R of the Fund had total returns of 32.01%, 32.01%, 32.37%, and 31.72%, respectively, vs. 26.68% for the MSCI World (Net) Index and 31.92% for the FTSE Environmental Opportunities Series Index (total return) ("FTSE EOAS").

What factors contributed to the Fund's performance? The year 2013 proved to be a strong one for equity markets as economic data continued to strengthen in the U.S., China avoided a hard landing and economic conditions continued to stabilize in the European Union (EU).

Environmental and resource efficiency markets significantly outperformed global equity markets in 2013. This was driven by economically sensitive sub-sectors, benefitting from improving earnings growth and supportive policies ranging from energy efficiency to pollution control.

Key policy developments during 2013 included the renewable energy sub-sector, where the European Commission approved a negotiated settlement regarding the EU/China solar trade dispute. An increasing ratchet of policies cemented the energy efficiency investment case.

In China, the widely publicized persistent smog and air pollution crisis saw the government elevate environmental protection to a "pillar industry," which will receive government support in the form of tax breaks and subsidies for the control of air, water and soil pollution. Following this announcement, we were pleased to note the roll-out of related infrastructure projects and the subsequent strong performance by portfolio companies involved in sanitation and clean water markets. The opportunity was further strengthened in November, when proposals for further increased investment by the Chinese government in water infrastructure were confirmed at the Third Communist Party Plenum.

December 31, 2013

Can you discuss any significant changes to the Fund's positioning throughout the year? There were no significant changes to the Fund's overall positioning throughout the year, albeit with numerous purchases and sales within the portfolio. Energy efficiency and water infrastructure remained our preferred sub-sectors, while we retained our underweight position in renewable energy markets over the period.

What portfolio holdings contributed positively to performance relative to the FTSE EOAS? The announcements of increased support by the Chinese government for environmental reforms, particularly water treatment, infrastructure and pollution, proved a key driver of performance during 2013. Within the portfolio, ENN Energy Holdings, Ltd., which provides pollution control solutions in China and China Everbright International, Ltd., a waste technology equipment manufacturer in Hong Kong, benefited from this trend, with the latter announcing numerous project wins in their wastewater and energy-from-waste divisions.

Our high conviction positions in the energy efficiency and water infrastructure sub-sectors proved especially fruitful, as improvements in global industrial manufacturing and construction market data drove performance. GEA Group AG, which develops industrial energy efficiency systems in Germany, and Pentair, Ltd., which offers water infrastructure products, services and solutions in the U.S., were two such examples. Increased U.S. consumer confidence also translated to improved automotive sales and transport energy efficiency holding Delphi Automotive, PLC, in the U.K. performed well as the improved outlook included a focus on fuel efficiency.

The portfolio was also well positioned to capture the continuation of merger and acquisition (M&A) activity in our markets over the course of the year, and the successful integration by portfolio companies of the acquisitions made. Invensys, PLC, a diversified energy efficiency products provider in the U.K. was a notable example, performing well on news that the company's specialist automation business was to be acquired by Schneider Electric SA.

What portfolio holdings detracted from performance relative to the FTSE EOAS? It was encouraging to note broad performance from across the environmental markets and resource efficiency spectrum. Relative underperformance primarily resulted from defensive holdings, which typically underperform the cyclical portion of the portfolio in rising markets, and this was the case in 2013. Water utilities, most notably Manila Water, Co., Inc., a water utility in the Philippines, were particularly impacted by this trend, with regulatory uncertainty both in the U.K. and in emerging markets also weighing on performance.

December 31, 2013

Pax World Global Environmental Markets Fund, continued

The natural resources market decelerated following a number of years of growth founded upon China's demand for commodities and infrastructure. Companies with exposure to weak commodity prices therefore underperformed, including those with indirect exposure such as ALS, Ltd., an environmental testing and gas sensing services provider for mining companies in Australia. Umicore, a pollution control solutions provider in Belgium, reported weak results based on soft volume and pricing in its specialty metals recycling business.

Stock specific issues also resulted in underperformance over the year, with Alstom SA, which provides power network efficiency products and systems in France, reporting weak results early in the year and Royal Imtech, an environmental consultancy in the Netherlands, experiencing disappointments in its Polish business.

Outlook for 2014 Following a strong year for equities, we anticipate a potential period of consolidation to digest 2013 results and outlook statements before markets resume a modest upward trend in 2014. From a regional perspective, we continue to favor Europe, Japan and China over the U.S. and Southeast Asian (ASEAN) markets, due to improved economic data and poor investor sentiment towards these regions. We believe the U.S. market offers less value and ASEAN markets will be held back by further reduction in risk-appetite due to reductions in bond purchases by the U.S. Federal Reserve (the Fed).

As global growth improves, we remain positive on economically sensitive sectors, such as water infrastructure, water treatment and energy efficiency. We remain cautious on renewable energy power producers due to a lack of revenue improvement and constraints on feed-in-tariffs and subsidies. Equity market volatility could increase in 2014 due to the lack of any negative news flow over the past few months and we therefore plan to introduce a barbell strategy again over the coming year.

Portfolio valuation has increased in line with the market to 17.2 times price-to-earnings over the next twelve months. However, earnings growth has improved over the past twelve months from 10% at the beginning of 2013 to 15% currently, compared with 10% for the MSCI World (Net) Index. Looking ahead, we expect the solid momentum in performance experienced in 2013 to continue but at a more moderate pace, and we expect equity market volatility to increase as current risk appetite is high with no major risks seeming to be discounted. We are monitoring the progress of several strong positive catalysts, including construction market recovery in Europe, the Fed's reduced bond purchases in the U.S. and further bond

December 31, 2013

yield improvement in the European sovereign markets. We also anticipate further M&A activity in 2014.

Portfolio Highlights (Unaudited)

Total Return—Historical Growth of $10,000—Since Inception

Returns—Period ended December 31, 2013

			Total Return	Average Annual Return
Share class	Ticker Symbol		1 year	3 years	5 years	Since Inception
Individual Investor Class[1]	PGRNX		32.01%	12.15%	16.62%	5.78%
Class A1,2,4	PXEAX	NAV[3]	32.01%	12.15%	16.62%	5.78%
		POP	24.69%	10.06%	15.31%	4.75%
Institutional Class[1]	PGINX		32.37%	12.44%	16.92%	6.05%
Class R1	PGRGX		31.72%	11.86%	16.34%	5.50%
MSCI World (Net) Index[5,7]			26.68%	11.49%	15.02%	4.75%
FTSE Environmental Opportunities Index Series[6,7]			31.92%	9.98%	16.79%	N/A

1The Fund's inception date is March 27, 2008. The Fund's investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and, other than for Individual Investor Class shares, do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance

December 31, 2013

Pax World Global Environmental Markets Fund, continued

Portfolio Highlights (Unaudited), continued

may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

2A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund's Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

3NAV is Net Asset Value.

4Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

5The MSCI World (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World (Net) Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Performance for the MSCI World Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

6The FTSE Environmental Opportunities Index Series measures the performance of global companies that have significant involvement in environmental business activities, including renewable and alternative energy, energy efficiency, water technology and waste and pollution control. The FTSE Environmental Opportunities Index Series requires companies to have at least 20% of their business derived from environmental markets and technologies. The FTSE Environmental Opportunities Index Series is published by a joint venture of Impax Asset Management, Ltd. ("Impax") with FTSE International. Impax is also the sub-adviser to the Pax World Global Environmental Markets Fund.

7Unlike the Global Environmental Markets Fund, the MSCI World (Net) Index and the FTSE Environmental Opportunities Index Series are not investments, are not professionally managed, have no policy of sustainable investing and do not reflect deductions for fees, expenses or taxes. One cannot invest directly in an index.

Asset Allocation	Percent of Investments
Foreign Stocks	59.7%
U.S. Stocks	35.5%
Cash & Cash Equivalents	4.8%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
GEA Group AG	3.5%
Pall Corp.	3.4%
Agilent Technologies, Inc.	3.2%
Pentair, Ltd.	3.1%
ENN Energy Holdings, Ltd.	3.1%
American Water Works Co., Inc.	3.0%
ABB, Ltd.	3.0%
Pennon Group PLC	3.0%
Kemira Oyj	2.9%
Linde AG	2.8%
Total	31.0%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable

Holdings are subject to change

December 31, 2013

Environmental Markets Classification System (EMCS)

Sector	Sub Sector	Percent of Net Assets
Energy Efficiency		36.5%
	Power Network Efficiency	11.4%
	Industrial Energy Efficiency	9.0%
	Buildings Energy Efficiency	5.2%
	Transport Energy Efficiency	4.6%
	Consumer Energy Efficiency	4.2%
	Diversified Energy Efficiency	2.1%
Water Infrastructure & Technologies		30.5%
	Water Infrastructure	13.7%
	Water Treatment Equipment	8.1%
	Water Utilities	8.7%
Pollution Control		12.8%
	Pollution Control Solutions	5.7%
	Environmental Testing & Gas Sensing	7.1%
Waste Management & Technologies		8.3%
	Waste Technology Equipment	1.1%
	Hazardous Waste Management	5.0%
	General Waste Management	2.2%
Diversified Environmental		8.1%
	Diversified Environmental	8.1%
Other		3.8%
		100.0%

May include companies representing multiple industries within a single "Sector".

Geographical Diversification

Country	Percent of Net Assets
United States	35.9%
United Kingdom	12.3%
Japan	11.9%
Germany	8.7%
Switzerland	6.1%
France	4.3%
China	3.1%
Finland	2.9%
Hong Kong	1.9%
Country	Percent of Net Assets
Brazil	1.8%
Belgium	1.8%
Taiwan	1.8%
Ireland	1.6%
Australia	1.2%
Philippines	0.9%
Other	3.8%
Total	100%

December 31, 2013

Sustainable Investing

Senior Vice President for
Sustainable Investing

Julie Gorte, Ph.D.

Sustainable Investment Update

One of the most rewarding parts of sustainable investing is advocacy. While any stakeholder nominally has standing to talk to any company, the efficacy of that communication is amplified by investment. Few investors in the mainstream, frankly, take advantage of that tool. Sustainable investors do.

Pax World has conducted advocacy—often in coalitions with other investors—on many topics, ranging from urging companies to be more aware of and plan for climate-related risks, to supporting public policy action on human trafficking, to campaigning for corporate disclosure of political spending. These are perennial issues and there are well-organized coalitions coordinating support among many investors.

In 2013, a new effort was launched by one of those coalitions, the Investor Network on Climate Risk (INCR), to bring attention to a fast-emerging issue on the climate landscape: the issue of carbon asset risk. About two-thirds of the world's existing reserves of fossil fuels cannot be burned before 2050 without increasing global temperature by 2°C, the threshold beyond which the impact of climate change is expected to be catastrophic. Keeping those fossil fuel reserves in the ground is something that no regulation currently addresses, but that investors are increasingly aware of. INCR wrote to 45 of the world's largest oil, gas, coal, and electric utility companies to urge those companies to plan for either a world in which there was a major slowdown in the rate at which fossil fuel reserves are burned, or a world in which warming exceeds the 2°C threshold. Pax World worked with the staff at INCR to help develop the letter to the electric utilities in particular, and was a signatory to all the letters along with the other members of INCR.

What is remarkable is just how much response those letters have generated. Investors, and investor coalitions, write many letters to companies, and it often takes several iterations before most companies actually respond. Not so in this case. Clearly, climate change and carbon asset risk have already made a significant impression on companies as issues that their investors are concerned about. It will take some time for companies to truly mobilize to avoid this risk,

December 31, 2013

and for some to change their business models to address this risk. But it is already starting to happen for coal, the dirtiest of the fossil fuels, and this kind of advocacy helps to keep these issues on the front burner at companies that might prefer to avoid thinking about them at all.

Some other perennial issues, though, may escape focused investor attention except when a disaster happens. That is the case with garment work. Yes, garment work. The business of making clothes is one that requires little capital and skill, compared to many other industries. It is also supremely difficult to automate—robots can do a lot, but handling floppy pieces of fabric accurately is, so far, not one of them, despite a lot of research and development. So the business is labor-intensive, so this is an industry that chases poverty around the globe, looking for the lowest-cost places to make the clothes that everyone buys. The result is an industry that depends on low-paid workers but spends very little to improve their situation, for fear that would render their operations uncompetitive. Because so little money is spent protecting the safety of garment workers, their work tends to be very unsafe. Late in 2012, the Rana Plaza factory collapse in Bangladesh made headlines when 1,132 workers were killed—the deadliest accident in the history of the garment industry.

Following the Rana Plaza disaster, many investors focused on advocacy to make factory owners, the clothing retailers who use their services, and the government of Bangladesh focus more on protecting the safety of their workers, and all of that is good. At Pax World, we saw an opportunity to also focus on one other aspect of the issue: gender. The large majority of garment workers are women, and if companies truly empowered and valued their women workers, they would invest more in safety not only in Bangladesh, but in China, Vietnam, Thailand, and the other poverty hotspots to which garment work gravitates. Pax World wrote to all the clothing manufacturers and retailers in the MSCI World Index recommending that these companies adopt and implement the UN Women's Empowerment Principles, something that we think would address the root of the problem better than focusing just on the location of the latest tragedy.

It may take several repetitions of our advocacy to make a dent, but there are numerous instances where repeated pressure, applied respectfully and firmly, does achieve results. We believe that both these efforts provide such promise.

Neither Pax World Management LLC nor its distributor, ALPS Distributors, Inc. are affiliated with INCR or UN.

December 31, 2013

Shareholder Expense Examples

Based on Actual Fund Return	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period[1]
Balanced Fund - Individual Investor	$1,000.00	$1,112.30	0.91%	$4.84
Balanced Fund - Institutional	1,000.00	1,113.90	0.66%	3.52
Balanced Fund - Class R	1,000.00	1,111.00	1.16%	6.17
Growth Fund - Individual Investor	1,000.00	1,195.50	1.29%	7.14
Growth Fund - Class A	1,000.00	1,195.70	1.29%	7.14
Growth Fund - Institutional	1,000.00	1,197.20	1.04%	5.76
Growth Fund - Class R	1,000.00	1,194.50	1.54%	8.52
Small Cap Fund - Individual Investor	1,000.00	1,187.90	1.24%	6.84
Small Cap Fund - Class A	1,000.00	1,188.70	1.24%	6.84
Small Cap Fund - Institutional	1,000.00	1,190.00	0.99%	5.46
Small Cap Fund - Class R	1,000.00	1,186.50	1.49%	8.21
International Fund - Individual Investor	1,000.00	1,161.30	1.40%	7.63
International Fund - Institutional	1,000.00	1,160.90	1.15%	6.26
International Fund - Class R	1,000.00	1,157.80	1.65%	8.97
High Yield Bond Fund - Individual Investor	1,000.00	1,053.80	0.96%	4.97
High Yield Bond Fund - Class A	1,000.00	1,053.90	0.96%	4.97
High Yield Bond Fund - Institutional	1,000.00	1,055.30	0.71%	3.68
High Yield Bond Fund - Class R	1,000.00	1,053.80	1.21%	6.26
Global Women's Equality Fund - Individual Investor	1,000.00	1,176.70	1.24%	6.80
Global Women's Equality Fund - Institutional	1,000.00	1,177.80	0.99%	5.43
Global Environmental Markets Fund - Individual Investor	1,000.00	1,209.00	1.40%	7.80
Global Environmental Markets Fund - Class A	1,000.00	1,208.80	1.40%	7.79
Global Environmental Markets Fund - Institutional	1,000.00	1,210.30	1.15%	6.41
Global Environmental Markets Fund - Class R	1,000.00	1,208.10	1.65%	9.18

1Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period beginning on July 1, 2013 and ending on December 31, 2013).

December 31, 2013

Shareholder Expense Examples, continued

Based on Hypothetical 5% Return (before expenses)	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period[1]
Balanced Fund - Individual Investor	$1,000.00	$1,020.62	0.91%	$4.63
Balanced Fund - Institutional	1,000.00	1,021.88	0.66%	3.36
Balanced Fund - Class R	1,000.00	1,019.36	1.16%	5.90
Growth Fund - Individual Investor	1,000.00	1,018.70	1.29%	6.56
Growth Fund - Class A	1,000.00	1,018.70	1.29%	6.56
Growth Fund - Institutional	1,000.00	1,019.96	1.04%	5.30
Growth Fund - Class R	1,000.00	1,017.44	1.54%	7.83
Small Cap Fund - Individual Investor	1,000.00	1,018.95	1.24%	6.31
Small Cap Fund - Class A	1,000.00	1,018.95	1.24%	6.31
Small Cap Fund - Institutional	1,000.00	1,020.21	0.99%	5.04
Small Cap Fund - Class R	1,000.00	1,017.69	1.49%	7.58
International Fund - Individual Investor	1,000.00	1,018.15	1.40%	7.12
International Fund - Institutional	1,000.00	1,019.41	1.15%	5.85
International Fund - Class R	1,000.00	1,016.89	1.65%	8.39
High Yield Bond Fund - Individual Investor	1,000.00	1,020.37	0.96%	4.89
High Yield Bond Fund - Class A	1,000.00	1,020.37	0.96%	4.89
High Yield Bond Fund - Institutional	1,000.00	1,021.63	0.71%	3.62
High Yield Bond Fund - Class R	1,000.00	1,019.11	1.21%	6.16
Global Women's Equality Fund - Individual Investor	1,000.00	1,018.95	1.24%	6.31
Global Women's Equality Fund - Institutional	1,000.00	1,020.21	0.99%	5.04
Global Environmental Markets Fund - Individual Investor	1,000.00	1,018.15	1.40%	7.12
Global Environmental Markets Fund - Class A	1,000.00	1,018.15	1.40%	7.12
Global Environmental Markets Fund - Institutional	1,000.00	1,019.41	1.15%	5.85
Global Environmental Markets Fund - Class R	1,000.00	1,016.89	1.65%	8.39

1Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period beginning on July 1, 2013 and ending on December 31, 2013).

December 31, 2013

Schedule of Investments

Pax World Balanced Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 63.5%
Consumer Discretionary: 9.1%
BorgWarner, Inc.	474,140	$26,509,167
DirecTV (a)(f)	470,000	32,472,300
Ford Motor Co.	1,612,420	24,879,641
InterContinental Hotels Group	322,500	10,757,430
Michael Kors Holdings, Ltd. (a)(f)	234,900	19,071,531
Newell Rubbermaid, Inc.	324,100	10,504,081
Starbucks Corp.	313,100	24,543,909
Time Warner Cable, Inc.	90,000	12,195,000
Time Warner, Inc. (f)	290,000	20,218,800
		181,151,859
Consumer Staples: 2.9%
Colgate-Palmolive Co.	120,000	7,825,200
Estee Lauder Cos, Inc., Class A	175,812	13,242,160
Mead Johnson Nutrition Co.	80,000	6,700,800
PepsiCo, Inc.	160,000	13,270,400
Whole Foods Market, Inc.	294,800	17,048,284
		58,086,844
Energy: 8.0%
Baker Hughes, Inc.	425,000	23,485,500
Dresser-Rand Group, Inc. (a)	253,600	15,122,168
Ensco PLC, Class A	349,300	19,972,974
EQT Corp.	275,506	24,734,929
Noble Energy, Inc.	299,600	20,405,756
Oasis Petroleum, Inc. (a)(f)	100,000	4,697,000
Occidental Petroleum Corp.	350,000	33,285,000
Rosetta Resources, Inc. (a)	395,725	19,010,629
		160,713,956
Financials: 11.2%
American Express Co. (f)	330,000	29,940,900
American Tower Corp., REIT	233,100	18,606,042
Bank of New York Mellon Corp., The (f)	601,300	21,009,422
BlackRock, Inc.	112,500	35,602,875
Discover Financial Services	195,000	10,910,250
Goldman Sachs Group, Inc., The	72,500	12,851,350
JPMorgan Chase & Co.	391,725	22,908,078
M&T Bank Corp. (f)	80,000	9,313,600
Morgan Stanley	1,160,300	36,387,008
State Street Corp.	270,600	19,859,333
US Bancorp	180,000	7,272,000
		224,660,858
Health Care: 10.2%
Agilent Technologies, Inc.	140,000	8,006,600
Becton Dickinson & Co. (f)	438,530	48,453,180
Celgene Corp. (a)(d)	100,000	16,896,000
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care, continued
Express Scripts Holding Co. (a)(f)	150,400	$10,564,096
Gilead Sciences, Inc. (a)	305,000	22,920,750
Pfizer, Inc. (f)	545,300	16,702,539
Roche Holding AG	75,000	21,009,462
Sanofi, ADR	65,000	3,485,950
UnitedHealth Group, Inc. (f)	395,000	29,743,500
Zoetis, Inc.	817,910	26,737,478
		204,519,555
Industrials: 7.9%
ABB, Ltd., ADR (a)(f)	615,000	16,334,400
CSX Corp.	474,167	13,641,785
Cummins, Inc. (d)	138,698	19,552,257
Eaton Corp PLC	205,000	15,604,600
Emerson Electric Co.	316,534	22,214,356
Nordson Corp.	288,800	21,457,840
Pentair, Ltd.	210,000	16,310,700
Quanta Services, Inc. (a)	354,221	11,179,215
Stericycle, Inc. (a)	150,000	17,425,500
Wabash National Corp. (a)	312,418	3,858,362
		157,579,015
Information Technology: 9.3%
Amdocs, Ltd.	283,341	11,684,983
Apple, Inc.	72,500	40,680,475
Cognizant Technology Solutions, Class A (a)	200,594	20,255,982
EMC Corp.	375,000	9,431,250
Facebook, Inc., Class A (a)(d)	100,000	5,466,000
Google, Inc., Class A (a)	21,000	23,534,910
Intel Corp. (f)	700,000	18,172,000
Microsoft Corp.	550,786	20,615,920
Oracle Corp.	450,000	17,217,000
Taiwan Semiconductor Manu. Co., Ltd., ADR	530,399	9,250,159
Visa, Inc., Class A	42,500	9,463,900
		185,772,579
Materials: 3.0%
Ecolab, Inc.	60,000	6,256,200
EI du Pont de Nemours & Co.	469,961	30,533,366
Nucor Corp.	420,000	22,419,600
US Silica Holdings, Inc.	25,000	852,750
		60,061,916
Telecommunication Services: 0.7%
AT&T, Inc. (f)	380,000	13,360,800
Utilities: 1.2%
CenterPoint Energy, Inc.	365,100	8,463,018
ONEOK, Inc.	255,156	15,865,600
		24,328,618
TOTAL COMMON STOCKS (Cost $958,069,157)		1,270,236,000

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Schedule of Investments, continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
AFFILIATED INVESTMENT COMPANIES: 1.0%
Pax MSCI EAFE ESG Index ETF (f)	656,492	$19,635,676
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $17,782,854)		19,635,676
EXCHANGE TRADED FUNDS: 0.3%
iShares Silver Trust (a)	321,507	6,015,396
TOTAL EXCHANGE TRADED FUNDS (Cost $8,877,573)		6,015,396
BONDS: 34.9%
Community Investment Notes: 0.2%
Calvert Social Investment Foundation, Inc., 1.000%, 01/15/15	$3,000,000	3,000,000
CINI Investment Note, 2.000%, 11/01/14 (c)	255,205	248,570
Enterprise Community Impact, 1.500%, 12/11/15 (c)	500,000	499,996
Total Community Investment Notes (Cost $3,755,205)		3,748,566
CORPORATE BONDS: 9.7%
Consumer Discretionary: 0.8%
Best Buy Co., Inc., 3.750%, 03/15/16 (f)	2,396,000	2,497,830
DIRECTV Holdings, LLC/Financing Co., 3.125%, 02/15/16	3,000,000	3,122,274
DIRECTV Holdings, LLC/Financing Co., 3.800%, 03/15/22	1,000,000	962,306
Marriott International, Inc., 3.250%, 09/15/22	3,000,000	2,802,141
Time Warner Cable, Inc., 6.750%, 07/01/18	3,000,000	3,367,605
VF Corp., 5.950%, 11/01/17	2,235,000	2,518,099
		15,270,255
Consumer Staples: 0.9%
Anheuser-Busch InBev Worldwide, 5.375%, 11/15/14	3,052,000	3,179,430
Anheuser-Busch InBev Worldwide, 3.625%, 04/15/15	1,175,000	1,222,543
Kellogg Co., 4.150%, 11/15/19	2,000,000	2,143,840
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Consumer Staples, continued
Kimberly-Clark Corp., 6.125%, 08/01/17	$5,000,000	$5,772,080
Kraft Foods Group, Inc., 6.125%, 08/23/18	3,000,000	3,500,463
Mondelez International, Inc., 6.125%, 08/23/18	2,000,000	2,330,768
		18,149,124
Energy: 0.6%
Noble Energy, Inc., 8.250%, 03/01/19	3,000,000	3,732,888
ONEOK Partners, LP, 8.625%, 03/01/19	3,775,000	4,739,641
Southwestern Energy Co., 7.500%, 02/01/18	3,000,000	3,557,367
Talisman Energy, Inc., 3.750%, 02/01/21	1,000,000	969,642
		12,999,538
Financials: 4.1%
American Express Co., 7.000%, 03/19/18	1,000,000	1,195,958
American Tower Corp., REIT, 7.250%, 05/15/19	1,665,000	1,966,993
Bank of America Corp., 1.350%, 11/21/16	3,000,000	3,000,876
Bank of New York Mellon Corp., The, 4.300%, 05/15/14	4,000,000	4,058,280
Bank of New York Mellon Corp., The, 2.950%, 06/18/15	3,000,000	3,106,713
BB&T Corp., 2.050%, 04/28/14	3,000,000	3,010,962
BB&T Corp., 0.938%, 04/28/14	500,000	500,927
BlackRock, Inc., 3.375%, 06/01/22	1,000,000	990,884
Branch Banking & Trust Co., 0.667%, 12/01/16	1,000,000	1,001,562
Branch Banking & Trust Co./Wilson NC, 0.564%, 09/13/16	4,000,000	3,973,332
Ford Motor Credit Co., LLC, 1.487%, 11/20/18	3,000,000	2,993,775
Goldman Sachs Group, Inc., The, 6.250%, 09/01/17	3,000,000	3,437,433
Goldman Sachs Group, Inc., The, 1.436%, 04/30/18	4,000,000	4,051,500

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Schedule of Investments, continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Financials, continued
Goldman Sachs Group, Inc., The, 1.500%, 11/06/18	$2,000,000	$1,968,786
International Bank for Reconstruction & Development, 0.375%, 08/24/15	4,000,000	4,001,644
International Finance Corp., 2.250%, 04/28/14	2,000,000	2,012,900
JPMorgan Chase & Co., 1.236%, 05/27/21	2,000,000	1,947,778
JPMorgan Chase & Co., 1.296%, 03/21/23	3,000,000	2,894,268
Morgan Stanley, 0.724%, 10/15/15	2,000,000	1,996,662
Morgan Stanley, 1.518%, 04/25/18	4,000,000	4,061,384
Morgan Stanley, 3.100%, 11/09/18	1,177,000	1,213,461
North American Development Bank, 2.400%, 10/26/22	2,000,000	1,778,398
PNC Bank NA, 6.875%, 04/01/18	2,000,000	2,366,914
PNC Funding Corp., 5.250%, 11/15/15	2,000,000	2,148,686
PNC Preferred Funding Trust I, 144A, 1.893%, 03/15/17 (e)	6,445,000	5,993,850
Prudential Financial, Inc., 4.750%, 04/01/14	3,000,000	3,031,971
Prudential Financial, Inc., 7.375%, 06/15/19	2,000,000	2,458,210
Prudential Financial, Inc., 3.180%, 11/02/20	3,000,000	3,116,880
State Street Corp., 4.956%, 03/15/18	4,010,000	4,354,591
Toyota Motor Credit Corp., 2.460%, 01/18/15	2,000,000	2,026,500
		80,662,078
Health Care: 0.8%
Becton Dickinson & Co., 3.250%, 11/12/20	3,000,000	2,999,781
Celgene Corp., 2.450%, 10/15/15	2,000,000	2,055,468
Celgene Corp., 3.950%, 10/15/20	2,000,000	2,074,564
Thermo Fisher Scientific, Inc., 3.200%, 03/01/16	2,000,000	2,092,086
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Health Care, continued
UnitedHealth Group, Inc., 4.875%, 03/15/15	$119,000	$125,015
UnitedHealth Group, Inc., 5.375%, 03/15/16	4,000,000	4,380,760
UnitedHealth Group, Inc., 6.000%, 02/15/18	2,500,000	2,890,963
		16,618,637
Industrials: 0.8%
Atlas Copco AB, 144A, 5.600%, 05/22/17 (e)	2,505,000	2,799,450
CSX Corp., 7.375%, 02/01/19	2,000,000	2,429,060
Emerson Electric Co., 5.250%, 10/15/18	1,000,000	1,134,752
Ingersoll-Rand Co., 6.443%, 11/15/27	2,000,000	2,290,194
Pentair, Inc., 5.000%, 05/15/21	4,050,000	4,239,726
Ryder System, Inc., 5.850%, 11/01/16	2,000,000	2,217,052
United Parcel Service, Inc., 5.500%, 01/15/18	1,000,000	1,144,948
		16,255,182
Information Technology: 1.0%
Adobe Systems, Inc., 3.250%, 02/01/15	2,000,000	2,054,682
Adobe Systems, Inc., 4.750%, 02/01/20	1,150,000	1,243,048
Apple, Inc., 0.450%, 05/03/16	4,000,000	3,973,256
CA, Inc., 5.375%, 12/01/19	3,000,000	3,340,059
Corning, Inc., 8.875%, 08/15/21 (f)	2,000,000	2,569,148
IBM Corp., 2.000%, 01/05/16	1,750,000	1,797,016
IBM Corp., 5.700%, 09/14/17	5,000,000	5,746,354
		20,723,563
Materials: 0.3%
Potash Corp of Saskatchewan, Inc., 3.250%, 12/01/17	2,000,000	2,088,884
Rio Tinto Finance USA, Ltd., 8.950%, 05/01/14	3,000,000	3,081,744
		5,170,628

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Schedule of Investments, continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Telecommunication Services: 0.4%
America Movil SAB de CV, 9.000%, 01/15/16 (b)(h)(MX)	$52,000,000	$4,304,970
Vodafone Group PLC, 5.625%, 02/27/17	3,000,000	3,358,503
		7,663,473
TOTAL CORPORATE BONDS (Cost $186,176,067)		193,512,478
U.S. GOVERNMENT AGENCY BONDS: 7.1%
Federal Farm Credit Bank (Agency): 0.9%
Federal Farm Credit Bank, 3.850%, 02/11/15	4,000,000	4,161,480
Federal Farm Credit Bank, 1.000%, 03/01/17	3,000,000	3,011,448
Federal Farm Credit Bank, 1.010%, 06/26/17	4,000,000	3,997,140
Federal Farm Credit Bank, 1.120%, 08/20/18	4,000,000	3,880,396
Federal Farm Credit Bank, 1.140%, 09/04/18	3,500,000	3,384,231
		18,434,695
Federal Home Loan Bank System (Agency): 2.3%
Federal Home Loan Bank, 5.625%, 06/13/16	2,000,000	2,232,500
Federal Home Loan Bank, 0.500%, 06/19/17	2,700,000	2,679,677
Federal Home Loan Bank, 1.000%, 06/27/17	4,000,000	3,979,440
Federal Home Loan Bank, 0.750%, 11/28/17	3,000,000	2,927,799
Federal Home Loan Bank, 0.950%, 01/25/18	2,000,000	1,962,344
Federal Home Loan Bank, 1.020%, 01/30/18	3,000,000	2,926,614
Federal Home Loan Bank, 1.000%, 02/05/18	5,000,000	4,889,530
Federal Home Loan Bank, 1.375%, 06/27/18	3,000,000	2,941,188
Federal Home Loan Bank, 1.150%, 07/25/18	3,000,000	2,895,360
Federal Home Loan Bank, 1.140%, 10/25/18	5,000,000	4,810,670
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
U.S. GOVERNMENT AGENCY BONDS, continued
Federal Home Loan Bank System (Agency), continued
Federal Home Loan Bank, 0.800%, 06/05/19	$3,000,000	$2,855,994
Federal Home Loan Bank, 1.550%, 02/05/20	3,000,000	2,808,675
Federal Home Loan Bank, 2.350%, 07/09/20	3,690,000	3,560,027
Federal Home Loan Bank, 1.500%, 09/26/22	3,000,000	2,749,635
Federal Home Loan Bank, 2.250%, 10/11/22	3,000,000	2,738,724
		46,958,177
Freddie Mac (Agency): 1.4%
Freddie Mac, 1.000%, 09/29/17	4,000,000	3,956,764
Freddie Mac, 1.250%, 12/12/17	1,500,000	1,485,789
Freddie Mac, 1.000%, 02/14/18	3,000,000	2,908,779
Freddie Mac, 1.250%, 03/13/18	3,000,000	2,943,354
Freddie Mac, 1.050%, 03/26/18	3,000,000	2,933,838
Freddie Mac, 1.125%, 05/25/18	5,000,000	4,874,930
Freddie Mac, 1.250%, 06/10/19	5,500,000	5,261,999
Freddie Mac, 2.000%, 06/27/19	3,000,000	2,926,956
		27,292,409
Fannie Mae (Agency): 2.5%
Fannie Mae, 0.750%, 01/30/15	3,000,000	3,001,080
Fannie Mae, 0.550%, 02/26/16	3,000,000	3,000,036
Fannie Mae, 2.000%, 03/10/16	3,000,000	3,095,604
Fannie Mae, 0.800%, 06/19/17	2,290,000	2,247,163
Fannie Mae, 2.200%, 10/27/17	5,000,000	5,142,485
Fannie Mae, 1.000%, 12/27/17	3,000,000	2,941,860
Fannie Mae, 1.050%, 01/30/18	3,000,000	2,943,492

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Schedule of Investments, continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
U.S. GOVERNMENT AGENCY BONDS, continued
Fannie Mae (Agency), continued
Fannie Mae, 1.050%, 01/30/18	$2,000,000	$1,965,744
Fannie Mae, 1.050%, 05/25/18	3,000,000	2,905,443
Fannie Mae, 1.000%, 12/20/18	4,000,000	3,799,824
Fannie Mae, 1.000%, 03/13/19	6,645,000	6,470,150
Fannie Mae, 1.625%, 08/08/19	2,000,000	1,917,446
Fannie Mae, 1.500%, 10/23/19	3,000,000	2,869,347
Fannie Mae, 1.500%, 04/17/20	2,750,000	2,548,975
Fannie Mae, 2.000%, 11/14/22	6,000,000	5,435,892
		50,284,541
TOTAL U.S. GOVERNMENT AGENCY BONDS (Cost $145,994,990)		142,969,822
GOVERNMENT BONDS: 0.6%
Canadian Government Bond, 2.500%, 06/01/15 (g)(CA)	3,000,000	2,881,920
U.S. Dept of Housing & Urban Development, 4.330%, 08/01/15	3,000,000	3,185,823
U.S. Dept of Housing & Urban Development, 4.620%, 08/01/18	5,000,000	5,629,160
TOTAL GOVERNMENT BONDS (Cost $10,881,660)		11,696,903
MUNICIPAL BONDS: 0.9%
Alderwood Water & Wastewater District, 5.150%, 12/01/25	2,435,000	2,548,520
City of Portland OR, 6.031%, 06/15/18	3,800,000	4,110,460
Government Development Bank for Puerto Rico, 3.670%, 05/01/14	4,000,000	3,891,840
Iowa Finance Authority, 3.430%, 08/01/19	2,000,000	2,077,200
State Board of Administration Finance Corp., 1.298%, 07/01/16	4,260,000	4,275,336
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
MUNICIPAL BONDS, continued
State of Colorado Department of Transportation, 0.963%, 12/15/16	$1,485,000	$1,477,827
TOTAL MUNICIPAL BONDS (Cost $17,955,230)		18,381,183
U.S. TREASURY NOTES: 11.6%
United States Treasury Note (TIPS), 2.000%, 01/15/14	3,792,180	3,791,736
United States Treasury Note (TIPS), 1.875%, 07/15/15	3,001,975	3,166,381
United States Treasury Note, 0.375%, 08/31/15	35,000,000	35,055,370
United States Treasury Note, 0.250%, 09/30/15	41,000,000	40,965,560
United States Treasury Note, 0.250%, 12/15/15	20,000,000	19,957,040
United States Treasury Note, 2.125%, 12/31/15	20,000,000	20,689,840
United States Treasury Note (TIPS), 2.000%, 01/15/16	2,353,580	2,509,964
United States Treasury Note, 0.375%, 01/15/16	27,000,000	26,991,576
United States Treasury Note, 0.375%, 03/15/16	20,000,000	19,971,100
United States Treasury Note, 0.500%, 06/15/16 (f)	35,000,000	34,965,805
United States Treasury Note, 0.875%, 09/15/16	10,000,000	10,060,550
United States Treasury Note, 3.375%, 11/15/19	5,000,000	5,379,690
United States Treasury Note, 3.625%, 02/15/20	2,000,000	2,177,344
United States Treasury Note (TIPS), 1.250%, 07/15/20	4,283,920	4,587,474
United States Treasury Note, 2.000%, 11/15/21	3,000,000	2,863,944
TOTAL U.S. TREASURY NOTES (Cost $232,702,440)		233,133,374
MORTGAGE-BACKED SECURITIES: 4.8%
Ginnie Mae (Mortgage-Backed): 0.9%
Ginnie Mae, 6.000%, 02/15/19	212,751	227,007
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Schedule of Investments, continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Ginnie Mae (Mortgage-Backed), continued
Ginnie Mae, 4.000%, 05/15/19	$482,646	$511,063
Ginnie Mae, 6.000%, 05/15/21	258,695	278,493
Ginnie Mae, 6.000%, 07/15/21	29,038	31,140
Ginnie Mae, 6.000%, 02/15/22	429,701	463,965
Ginnie Mae, 4.500%, 11/20/33	1,000,057	1,079,279
Ginnie Mae, 1.625%, 11/20/33	2,342,764	2,431,518
Ginnie Mae, 1.625%, 05/20/34	1,008,852	1,045,702
Ginnie Mae, 1.625%, 08/20/34	1,418,973	1,475,505
Ginnie Mae, 1.625%, 07/20/35	1,908,041	1,984,075
Ginnie Mae, 6.000%, 08/15/35	756,043	850,692
Ginnie Mae, 6.000%, 05/20/36	407,031	452,006
Ginnie Mae, 6.000%, 01/15/38	734,958	826,842
Ginnie Mae, 6.000%, 01/15/38	214,473	238,927
Ginnie Mae, 3.000%, 07/20/41	1,352,141	1,417,545
Ginnie Mae, 2.000%, 06/20/43	3,915,569	4,050,765
		17,364,524
Freddie Mac (Mortgage-Backed): 0.9%
Freddie Mac, 4.000%, 05/01/14	24,839	26,220
Freddie Mac, 5.000%, 08/01/18	429,405	455,563
Freddie Mac, 4.500%, 09/01/18	137,045	145,557
Freddie Mac, 4.000%, 09/01/18	103,265	109,205
Freddie Mac, 5.500%, 10/01/18	169,931	179,334
Freddie Mac, 5.500%, 10/01/18	106,619	112,512
Freddie Mac, 5.000%, 10/01/18	192,135	203,874
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Freddie Mac (Mortgage-Backed), continued
Freddie Mac, 5.000%, 11/01/18	$152,416	$161,706
Freddie Mac, 5.000%, 11/01/18	97,154	103,106
Freddie Mac, 3.500%, 11/01/25	1,323,975	1,383,824
Freddie Mac, 2.353%, 12/01/35	1,702,088	1,828,878
Freddie Mac, 2.525%, 05/01/36	14,121	14,424
Freddie Mac, 2.388%, 11/01/36	1,429,570	1,522,352
Freddie Mac, 2.651%, 04/01/37	570,011	613,577
Freddie Mac, 2.396%, 01/01/38	1,749,523	1,874,262
Freddie Mac, 5.000%, 07/01/39	1,249,519	1,353,841
Freddie Mac, 5.000%, 08/01/39	834,388	903,538
Freddie Mac, 5.500%, 10/01/39	1,206,430	1,325,211
Freddie Mac, 2.740%, 12/01/39	3,605,306	3,836,692
Freddie Mac, 3.500%, 01/01/41	1,493,854	1,486,715
		17,640,391
Fannie Mae (Mortgage-Backed): 2.9%
Fannie Mae, 5.000%, 01/01/14	24	25
Fannie Mae, 5.000%, 02/01/14	497	529
Fannie Mae, 4.500%, 07/01/18	445,062	474,585
Fannie Mae, 3.500%, 09/01/18	355,180	372,707
Fannie Mae, 3.500%, 10/01/18	58,281	61,042
Fannie Mae, 3.500%, 10/01/18	200,535	210,354
Fannie Mae, 5.000%, 11/01/18	24,754	26,397
Fannie Mae, 5.000%, 11/01/18	156,973	167,406

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Schedule of Investments, continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Fannie Mae (Mortgage-Backed), continued
Fannie Mae, 5.000%, 11/01/18	$187,684	$200,145
Fannie Mae, 5.000%, 02/01/19	582,477	621,095
Fannie Mae, 4.500%, 11/01/19	337,954	360,510
Fannie Mae, 5.000%, 03/01/20	197,291	210,371
Fannie Mae, 5.000%, 10/01/20	562,126	607,847
Fannie Mae, 5.000%, 10/01/23	288,975	313,664
Fannie Mae, 3.500%, 01/01/26	1,923,126	2,013,797
Fannie Mae, 3.500%, 02/01/26	1,663,972	1,744,455
Fannie Mae, 3.000%, 11/01/26	1,661,318	1,698,109
Fannie Mae, 3.500%, 12/01/26	3,070,207	3,215,328
Fannie Mae, 2.500%, 03/01/27	2,340,988	2,329,354
Fannie Mae, 2.500%, 06/01/27	5,839,423	5,800,995
Fannie Mae, 2.500%, 09/01/27	2,586,653	2,573,640
Fannie Mae, 2.500%, 12/01/27	3,636,854	3,610,359
Fannie Mae, 3.000%, 04/01/28	3,911,090	4,005,948
Fannie Mae, 4.000%, 01/01/32	2,121,816	2,224,836
Fannie Mae, 6.500%, 06/01/32	261,268	290,625
Fannie Mae, 5.000%, 12/01/33	1,345,338	1,468,262
Fannie Mae, 2.740%, 12/01/33	133,610	143,041
Fannie Mae, 2.195%, 12/01/33	326,082	349,251
Fannie Mae, 6.000%, 02/01/34	551,036	618,491
Fannie Mae, 2.160%, 05/01/34	1,026,603	1,087,302
Fannie Mae, 2.357%, 07/01/34	1,678,152	1,775,350
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Fannie Mae (Mortgage-Backed), continued
Fannie Mae, 2.442%, 01/01/35	$783,101	$828,021
Fannie Mae, 1.917%, 03/01/35	594,153	622,726
Fannie Mae, 2.411%, 06/01/35	267,332	284,411
Fannie Mae, 5.500%, 10/01/35	612,213	674,163
Fannie Mae, 1.864%, 10/01/35	2,789,892	2,964,112
Fannie Mae, 1.912%, 12/01/35	2,278,852	2,418,894
Fannie Mae, 2.376%, 05/01/36	170,143	180,553
Fannie Mae, 2.412%, 06/01/37	470,708	504,725
Fannie Mae, 2.315%, 09/01/37	3,748,018	3,975,036
Fannie Mae, 4.000%, 02/01/41	2,581,173	2,641,844
Fannie Mae, 3.500%, 10/01/41	2,415,122	2,405,416
Fannie Mae, 2.079%, 09/01/42	2,786,841	2,855,603
		58,931,324
Commercial Mortgage-Backed: 0.1%
Morgan Stanley Capital I, Inc., 4.989%, 08/13/42	2,000,000	2,091,374
TOTAL MORTGAGE-BACKED SECURITIES (Cost $95,129,184)		96,027,613
TOTAL BONDS (Cost $692,594,776)		699,469,939
CERTIFICATES OF DEPOSIT: 0.0%
Hope Community Credit Union, 0.850%, 05/07/14	100,000	100,000
Urban Partnership Bank, 0.300%, 03/19/14	248,070	248,070
TOTAL CERTIFICATES OF DEPOSIT (Cost $348,070)		348,070

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Schedule of Investments, continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
MONEY MARKET: 0.0%
Self Help Credit Union Money Market Account
(Cost $266,404)	$266,404	$266,404
TIME DEPOSIT: 0.1%
State Street Euro Dollar Time Deposit, 0.010%, 01/02/14	1,357,000	1,357,000
(Cost $1,357,000)
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.8%
State Street Institutional U.S. Government Money Market Fund	15,631,514	15,631,514
(Cost $15,631,514)
TOTAL INVESTMENTS: 100.6% (Cost $1,694,927,348)		2,012,959,999
PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -0.8%		(15,631,514)
OTHER ASSETS AND LIABILITIES—		4,063,167
(NET): 0.2%
NET ASSETS: 100.0%		$2,001,391,652

(a)  Non income producing security.

(b)  Illiquid security.

(c)  Fair Valued security.

(d)  Security or partial position of this security has been segregated by the custodian to cover option contracts.

(e)  Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(f)  Security or partial position of this security was on loan as of December 31, 2013. The total market value of securities on loan as of December 31, 2013 was $161,455,036.

(g)  Principal amount is in Canadian dollars; value is in U.S. dollars.

(h)  Principal amount is in Mexican pesos; value is in U.S. dollars.

ADR  American Depository Receipt

CA  Canada

LP  Limited Partnership

MX  Mexico

REIT  Real Estate Investment Trust

TIPS  Treasury Inflation Protected Securities

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
SCHEDULE OF WRITTEN OPTIONS
CALLS:
Celgene Corp. expires January 2014, exercise price $115.00	800	$(4,280,000)
Facebook, Inc. expires March 2014, exercise price $40.00	1,000	(1,495,000)
TOTAL WRITTEN CALL OPTIONS (Premiums Received $748,612)		$(5,775,000)

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Schedule of Investments, continued

Pax World Growth Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 99.1%
Consumer Discretionary: 17.3%
Amazon.com, Inc. (a)	5,000	$1,993,950
BorgWarner, Inc.	39,800	2,225,217
DirecTV (a)(c)	19,500	1,347,255
Ford Motor Co.	88,500	1,365,555
InterContinental Hotels Group	40,000	1,334,255
Macy's, Inc. (c)	37,500	2,002,500
Marriott International, Inc., Class A	48,000	2,369,280
Michael Kors Holdings, Ltd. (a)(c)	20,500	1,664,395
Newell Rubbermaid, Inc.	82,000	2,657,620
NIKE, Inc., Class B	31,920	2,510,189
Scripps Networks Interactive, Class A	17,500	1,512,175
Starbucks Corp.	30,150	2,363,459
Time Warner, Inc. (c)	25,300	1,763,916
Valeo SA	13,500	1,496,088
VF Corp.	48,800	3,042,192
		29,648,046
Consumer Staples: 7.2%
Fresh Market, Inc., The (a)	28,750	1,164,375
General Mills, Inc.	52,000	2,595,320
PepsiCo, Inc.	47,930	3,975,314
Procter & Gamble Co., The	29,100	2,369,031
Whole Foods Market, Inc.	39,700	2,295,851
		12,399,891
Energy: 5.4%
Baker Hughes, Inc.	39,450	2,180,007
Devon Energy Corp.	24,044	1,487,602
Ensco PLC, Class A	20,250	1,157,895
Noble Energy, Inc.	26,200	1,784,482
Southwestern Energy Co. (a)(c)	38,500	1,514,205
Talisman Energy, Inc.	92,500	1,077,625
		9,201,816
Financials: 6.5%
ACE, Ltd.	17,800	1,842,834
American Tower Corp., REIT	15,450	1,233,219
CBRE Group, Inc., Class A (a)	62,500	1,643,750
PNC Financial Services Group, Inc.	30,700	2,381,706
State Street Corp.	37,150	2,726,439
Weyerhaeuser Co., REIT	41,500	1,310,155
		11,138,103
Health Care: 12.9%
Abbott Laboratories	65,500	2,510,614
Agilent Technologies, Inc.	40,000	2,287,600
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care, continued
Alexion Pharmaceuticals, Inc. (a)	8,850	$1,177,581
Celgene Corp. (a)	13,500	2,280,960
Express Scripts Holding Co. (a)(c)	26,750	1,878,920
Gilead Sciences, Inc. (a)	29,150	2,190,623
HeartWare International, Inc. (a)	12,800	1,202,688
Laboratory Corp of America Holdings (a)(c)	10,650	973,091
Mylan, Inc. (a)(c)	43,000	1,866,200
Roche Holding AG	7,900	2,212,997
Thermo Fisher Scientific, Inc.	24,962	2,779,519
Volcano Corp. (a)(c)	34,500	753,824
		22,114,617
Industrials: 14.2%
3M Co. (c)	22,400	3,141,599
Cummins, Inc.	20,000	2,819,400
Eaton Corp PLC	32,050	2,439,646
Expeditors Int. of Washington, Inc.	46,000	2,035,500
Landstar System, Inc. (a)	26,250	1,508,063
Pall Corp.	24,875	2,123,081
Quanta Services, Inc. (a)	55,200	1,742,112
Roper Industries, Inc.	15,150	2,101,002
Stanley Black & Decker, Inc.	28,500	2,299,665
United Parcel Service, Inc., Class B	23,951	2,516,771
United Rentals, Inc. (a)	21,750	1,695,413
		24,422,252
Information Technology: 31.3% (b)
Apple, Inc. (d)	12,275	6,887,624
Aruba Networks, Inc. (a)	54,500	975,550
ASML Holding NV	21,294	1,995,248
Cognizant Technology Solutions, Class A (a)	26,250	2,650,725
eBay, Inc. (a)(c)	35,750	1,962,318
EMC Corp.	58,500	1,471,275
Facebook, Inc., Class A (a)	15,000	819,900
Google, Inc., Class A (a)	4,865	5,452,254
IBM (c)	18,467	3,463,855
Intuit, Inc. (c)	31,400	2,396,448
MasterCard, Inc., Class A	2,800	2,339,288
Microsoft Corp.	83,500	3,125,405
NetApp, Inc.	41,850	1,721,709
Nuance Communications, Inc. (a)(c)	75,000	1,140,000

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Schedule of Investments, continued

Pax World Growth Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Information Technology, continued
Oracle Corp.	43,750	$1,673,875
Palo Alto Networks, Inc. (a)(c)	20,000	1,149,400
QUALCOMM, Inc.	46,250	3,434,063
Red Hat, Inc. (a)	32,200	1,804,488
Salesforce.com, Inc. (a)	34,750	1,917,853
SAP AG, ADR (c)	15,850	1,381,169
Texas Instruments, Inc. (c)	48,500	2,129,635
Trimble Navigation, Ltd. (a)	63,750	2,212,125
Visa, Inc., Class A	7,000	1,558,760
		53,662,967
Materials: 2.0%
Nucor Corp.	28,000	1,494,640
Praxair, Inc. (c)	14,050	1,826,922
		3,321,562
Telecommunication Services: 1.3%
Vodafone Group PLC, ADR	54,838	2,155,682
Utilities: 1.0%
American Water Works Co., Inc.	41,904	1,770,863
TOTAL COMMON STOCKS (Cost $111,502,427)		169,835,799
TIME DEPOSIT: 0.8%
State Street Euro Dollar Time Deposit, 0.010%, 01/02/14	$1,441,000	1,441,000
TOTAL TIME DEPOSIT (Cost $1,441,000)
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 2.0%
State Street Institutional U.S. Government Money Market Fund	3,348,893	3,348,893
(Cost $3,348,893)
TOTAL INVESTMENTS: 101.9% (Cost $116,292,320)		174,625,692
PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -2.0%		(3,348,893)
OTHER ASSETS AND LIABILITIES—		118,697
(NET): 0.1%
NET ASSETS: 100.0%		$171,395,496
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value

(a)  Non-income producing security.

(b)  Broad industry sectors used for financial reporting purposes. Diversification compliance testing is based on narrower industries within broad sector.

(c)  Security or partial position of this security was on loan as of December 31, 2013. The total market value of securities on loan as of December 31, 2013 was $26,099,451.

(d)  Security or partial position of this security has been segregated by the custodian to cover option contracts.

ADR  American Depository Receipt

REIT  Real Estate Investment Trust

SCHEDULE OF WRITTEN OPTIONS
PUTS:
Apple, Inc. expires January 2014, exercise price $400.00	11	$(44)
TOTAL WRITTEN PUT OPTIONS (Premiums Received $30,642)		$(44)

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Schedule of Investments, continued

Pax World Small Cap Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCK: 96.3%
Consumer Discretionary: 16.7%
Bob Evans Farms, Inc.	32,000	$1,618,880
Cinemark Holdings, Inc.	64,403	2,146,552
Destination Maternity Corp.	15,711	469,445
Gannett Co., Inc.	70,000	2,070,600
Gentherm, Inc. (a)	21,800	584,458
Jamba, Inc. (a)	90,000	1,118,700
Jos A Bank Clothiers, Inc. (a)	20,000	1,094,600
Ruth's Hospitality Group, Inc.	42,975	610,675
		9,713,910
Consumer Staples: 1.5%
Weis Markets, Inc.	16,506	867,555
Energy: 7.4%
Atwood Oceanics, Inc. (a)	30,000	1,601,700
Oasis Petroleum, Inc. (a)	25,000	1,174,250
Ultra Petroleum Corp. (a)(b)	70,000	1,515,500
		4,291,450
Financials: 25.3% (c)
Ares Capital Corp.	85,000	1,510,450
Cape Bancorp, Inc.	37,408	380,065
Capitol Federal Financial, Inc.	159,206	1,927,985
Chicopee Bancorp, Inc.	100,458	1,748,974
ConnectOne Bancorp, Inc. (a)(b)	4,534	179,682
Fox Chase Bancorp, Inc.	45,610	792,702
Hampden Bancorp, Inc.	42,336	694,734
Legg Mason, Inc.	20,000	869,600
OmniAmerican Bancorp, Inc. (a)	72,473	1,549,473
Oritani Financial Corp.	110,927	1,780,378
Peoples Federal Bancshares, Inc. (b)	47,200	837,328
Territorial Bancorp, Inc.	65,010	1,508,232
Westwood Holdings Group, Inc.	15,090	934,222
		14,713,825
Health Care: 9.9%
Cantel Medical Corp.	3,798	128,790
Computer Programs & Systems, Inc.	10,000	618,100
Cubist Pharmaceuticals, Inc. (a)	20,320	1,399,438
Hologic, Inc. (a)	45,000	1,005,750
ICU Medical, Inc. (a)	10,000	637,100
Natus Medical, Inc. (a)	28,186	634,185
Vascular Solutions, Inc. (a)	23,131	535,483
VCA Antech, Inc. (a)	25,600	802,816
		5,761,662
Industrials: 4.5%
Generac Holdings, Inc.	10,000	566,400
JetBlue Airways Corp. (a)	100,000	855,000
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCK, continued
Industrials, continued
Powell Industries, Inc.	4,974	$333,208
Wabash National Corp. (a)	67,243	830,451
		2,585,059
Information Technology: 21.8%
Amdocs, Ltd.	43,134	1,778,846
Compuware Corp.	198,550	2,225,745
Dealertrack Technologies, Inc. (a)	7,000	336,560
Epiq Systems, Inc.	50,000	810,500
Evolving Systems, Inc.	26,085	254,068
Ingram Micro Inc., Class A (a)	12,000	281,520
MICROS Systems, Inc. (a)	10,000	573,700
NVIDIA Corp.	100,000	1,602,000
Open Text Corp.	3,900	358,644
SS&C Technologies Holdings, Inc. (a)	7,000	309,820
TheStreet, Inc. (a)	748,937	1,692,598
TIBCO Software, Inc. (a)	24,100	541,768
Westell Technologies, Inc., Class A (a)	474,561	1,921,972
		12,687,741
Materials: 4.9%
Calgon Carbon Corp. (a)	60,000	1,234,200
Neenah Paper, Inc.	11,520	492,710
PolyOne Corp.	23,000	813,050
Royal Gold, Inc.	6,500	299,455
US Silica Holdings, Inc.	1,000	34,110
		2,873,525
Utilities: 4.3%
Hawaiian Electric Industries, Inc.	35,000	912,100
Unitil Corp.	53,048	1,617,434
		2,529,534
TOTAL COMMON STOCKS (Cost $51,614,503)		56,024,261
TIME DEPOSIT: 0.2%
State Street Euro Dollar Time Deposit, 0.010%, 01/02/14	$133,000	133,000
TOTAL TIME DEPOSIT (Cost $133,000)

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Schedule of Investments, continued

Pax World Small Cap Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 2.6%
State Street Institutional U.S. Government Money Market Fund	1,532,764	$1,532,764
(Cost $1,532,764)
TOTAL INVESTMENTS: 99.1% (Cost $53,280,267)		57,690,025
PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -2.6%		(1,532,764)
OTHER ASSETS AND LIABILITIES—		2,011,276
(NET): 3.5%
NET ASSETS: 100.0%		$58,168,537

(a)  Non-income producing security.

(b)  Security or partial position of this security was on loan as of December 31, 2013. The total market value of securities on loan as of December 31, 2013 was $1,596,780.

(c)  Broad industry sectors used for financial reporting purposes. Diversification compliance testing is based on narrower industries within broad sector.

Pax World International Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 95.2%
Australia: 8.0%
Amcor, Ltd.	54,000	$510,073
Australia & New Zealand Banking Group, Ltd.	36,300	1,047,917
Nufarm, Ltd.	80,000	314,283
Orora, Ltd. (a)	54,000	55,931
Westpac Banking Corp.	29,000	840,671
Woodside Petroleum, Ltd.	24,000	835,884
		3,604,759
Austria: 1.5%
OMV AG	13,800	660,476
Belgium: 2.8%
Anheuser-Busch InBev NV	12,000	1,276,034
Brazil: 1.9%
CCR SA	52,200	394,239
Natura Cosmeticos SA	27,500	482,219
		876,458
Canada: 3.5%
Potash Corp. of Saskatchewan, Inc.	13,400	441,664
Toronto-Dominion Bank, The	12,200	1,149,728
		1,591,392
Czech Republic: 0.8%
Komercni Banka AS	1,700	379,185
Denmark: 2.2%
Novo Nordisk A/S, B Shares	5,350	980,665
Finland: 0.9%
Pohjola Bank PLC, A Shares	21,200	425,074
France: 6.7%
AXA SA	31,000	863,275
Cie de St-Gobain	18,800	1,035,636
LVMH Moet Hennessy Louis Vuitt	4,500	822,123
Mersen	8,300	287,710
		3,008,744
Germany: 11.6%
Bayerische Motoren Werke AG	6,100	716,339
Deutsche Telekom AG	59,500	1,025,195
Henkel AG & Co. KGaA	7,500	781,942
Muenchener Rueckversicherungs AG	2,300	507,311
OSRAM Licht AG (a)	5,000	282,018
SAP AG, ADR (b)	11,900	1,036,967

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Schedule of Investments, continued

Pax World International Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Germany, continued
Siemens AG	6,500	$891,270
		5,241,042
Hong Kong: 0.2%
Chaoda Modern Agriculture (Holdings), Ltd. (a)(c)(d)	710,000	81,655
Indonesia: 1.3%
Bank Rakyat Indonesia Persero Tbk PT	950,000	567,834
Israel: 2.0%
Teva Pharmaceutical Industries, Ltd., ADR	22,000	881,760
Japan: 13.1%
Astellas Pharma, Inc.	11,000	652,155
Central Japan Railway Co.	5,300	624,616
Chiyoda Corp.	28,000	406,462
Honda Motor Co., Ltd., ADR (b)	27,000	1,116,450
Kao Corp.	18,600	585,561
Komatsu, Ltd.	45,700	938,279
Nidec Corp.	4,400	433,464
Resona Holdings, Inc.	172,100	878,134
Shin-Etsu Chemical Co., Ltd.	4,900	286,598
		5,921,719
Luxembourg: 0.8%
Tenaris SA, ADR	8,000	349,520
Norway: 0.9%
Tomra Systems ASA	41,940	390,683
Poland: 1.5%
Powszechny Zaklad Ubezpieczen SA	4,700	698,411
Singapore: 3.7%
DBS Group Holdings, Ltd.	60,000	815,386
Singapore Telecommunications, Ltd.	288,000	837,537
		1,652,923
Spain: 4.5%
Banco Santander SA, ADR (b)	48,000	435,360
Repsol SA	35,526	896,431
Telefonica SA, ADR	42,500	694,450
		2,026,241
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Sweden: 4.0%
Atlas Copco AB, A Shares	21,000	$583,087
Hennes & Mauritz AB, B Shares	27,000	1,243,524
		1,826,611
Switzerland: 4.1%
Actelion, Ltd. (a)	6,300	534,371
Nestle SA	18,200	1,333,878
		1,868,249
Taiwan: 1.7%
Taiwan Semiconductor Manu. Co., Ltd., ADR	45,000	784,800
United Kingdom: 17.5%
AMEC PLC	33,000	595,808
ARM Holdings PLC, ADR	10,500	574,770
AstraZeneca PLC, ADR	19,600	1,163,652
BG Group PLC	59,900	1,288,949
Bunzl PLC	19,800	475,815
InterContinental Hotels Group	10,000	333,564
Marks & Spencer Group PLC	83,600	600,322
Reckitt Benckiser Group PLC	10,200	810,246
Reed Elsevier PLC	58,500	872,446
Spectris PLC	11,414	485,000
Standard Chartered PLC	29,200	659,539
		7,860,111
TOTAL COMMON STOCKS (Cost $35,594,401)		42,954,346
EXCHANGE TRADED FUNDS: 1.8%
iShares Silver Trust (a)	28,000	523,880
SPDR Gold Shares (a)(b)	2,300	267,191
TOTAL EXCHANGE TRADED FUNDS (Cost $898,557)		791,071
RIGHTS: 0.1%
Spain: 0.1%
Repsol SA, Expires 01/15/14	35,526	24,241
TOTAL RIGHTS (Cost $23,166)

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Schedule of Investments, continued

Pax World International Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
TIME DEPOSIT: 2.9%
State Street Euro Dollar Time Deposit, 0.010%, 01/02/14	$1,324,000	$1,324,000
TOTAL TIME DEPOSIT (Cost $1,324,000)
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 5.9%
State Street Institutional U.S. Government Money Market Fund	2,680,447	2,680,447
(Cost $2,680,447)
TOTAL INVESTMENTS: 105.9% (Cost $40,520,571)		47,774,105
PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -5.9%		(2,680,447)
OTHER ASSETS AND LIABILITIES—		13,146
(NET): 0.0%
NET ASSETS: 100.0%		$45,106,804

(a)  Non-income producing security.

(b)  Security or partial position of this security was on loan as of December 31, 2013. The total market value of securities on loan as of December 31, 2013 was $2,630,954.

(c)  Fair Valued security.

(d)  Illiquid security.

ADR  American Depository Receipt

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
SUMMARY OF INVESTMENTS BY SECTOR
Percent of Net Assets	Value	Percent of Net Assets
Consumer Discretionary	$5,704,768	12.6%
Consumer Staples	5,351,536	11.9%
Energy	4,627,069	10.3%
Financials	9,267,826	20.5%
Health Care	4,212,603	9.3%
Industrials	6,743,279	14.9%
Information Technology	2,881,536	6.4%
Materials	1,608,547	3.6%
Telecommunication Services	2,557,182	5.7%
Exchange Traded Funds	791,071	1.8%
Rights	24,241	0.1%
Time Deposit	1,324,000	2.9%
Other assets and liabilities - (Net)	13,146	0.0%
Total	$45,106,804	100.0%

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Schedule of Investments, continued

Pax World High Yield Bond Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 0.0%
Media: 0.0%
Gannett Co, Inc.	1,000	$29,580
TOTAL COMMON STOCKS (Cost $25,765)		29,580
PREFERRED STOCKS: 0.7%
Financial Services: 0.7%
Hercules Tech Growth Capital, Inc., 7.000%	190,000	4,854,500
TOTAL PREFERRED STOCKS (Cost $4,776,586)		4,854,500
EXCHANGE TRADED FUNDS: 2.5%
iShares iBoxx $ High Yield Corp Bond ETF (f)	79,200	7,356,096
ProShares UltraShort Euro (g)(f)	519,000	8,854,140
TOTAL EXCHANGE TRADED FUNDS (Cost $16,784,528)		16,210,236
BONDS: 93.7%
CORPORATE BONDS: 90.5%
Automotive: 1.4%
Chassix, Inc., 144A, 9.250%, 08/01/18 (a)	$100,000	107,000
Delphi Corp., 5.000%, 02/15/23	3,000,000	3,101,250
Stackpole Inernational Intermediate Co., 144A, 7.750%, 10/15/21 (a)	5,500,000	5,747,500
		8,955,750
Basic Industry: 5.0%
Commercial Metals Co., 4.875%, 05/15/23	3,000,000	2,805,000
Gibraltar Industries, Inc., 6.250%, 02/01/21	250,000	258,125
Interline Brands, Inc., 10.000%, 11/15/18	3,250,000	3,566,875
Neenah Paper, Inc., 144A, 5.250%, 05/15/21 (a)	1,000,000	977,500
Nexeo Solutions LLC/Finance Corp., 8.375%, 03/01/18	8,000,000	7,980,000
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Basic Industry, continued
Orion Engineered Carbons Bondco GmbH, 144A, 9.625%, 06/15/18 (a)	$2,849,000	$3,162,390
Orion Engineered Carbons Finance & Co. SCA, 144A, 9.250%, 08/01/19 (a)	3,700,000	3,885,000
Sappi Papier Holding GmbH, 144A, 7.750%, 07/15/17 (a)(f)	250,000	275,000
Sappi Papier Holding GmbH, 144A, 8.375%, 06/15/19 (a)	400,000	440,500
Sappi Papier Holding GmbH, 144A, 6.625%, 04/15/21 (a)(f)	6,750,000	6,682,500
Tempel Steel Co., 144A, 12.000%, 08/15/16 (a)(b)	3,000,000	2,910,000
		32,942,890
Capital Goods: 7.3%
ARD Finance SA, 144A, 11.125%, 06/01/18 (a)(c)(LU)	2,228,688	3,303,620
Ardagh Packaging Finance PLC., 144A, 9.125%, 10/15/20 (a)(f)	2,500,000	2,737,500
Belden, Inc., 144A, 5.500%, 09/01/22 (a)	9,635,000	9,490,475
CTP Transportation Products LLC/ Finance, Inc., 144A, 8.250%, 12/15/19 (a)	4,000,000	4,190,000
Hyva Global BV, 144A, 8.625%, 03/24/16 (a)(b)(f)	2,000,000	2,030,000
Kleopatra Holdings 1 SCA, 144A, 10.250%, 08/15/17 (a)(c)(LU)	4,228,556	6,119,136
Mcron Finance Sub LLC/Finance Corp., 144A, 8.375%, 05/15/19 (a)	5,248,000	5,877,760
Milacron LLC/Mcron Finance Corp., 144A, 7.750%, 02/15/21 (a)	1,615,000	1,703,825
Plastipak Holdings, Inc., 144A, 6.500%, 10/01/21 (a)	1,000,000	1,040,000
SPL Logistics Escrow LLC/Finance Corp., 144A, 8.875%, 08/01/20 (a)	5,000,000	5,337,500
Unifrax I, LLC/Holding Co., 144A, 7.500%, 02/15/19 (a)	6,250,000	6,500,000
		48,329,816

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Schedule of Investments, continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Consumer Cyclical: 8.9%
Boardriders SA, 144A, 8.875%, 12/15/17 (a)(c)(LU)	$3,000,000	$4,457,266
Brown Shoe Co., Inc., 7.125%, 05/15/19	3,000,000	3,202,500
CST Brands, Inc., 5.000%, 05/01/23	3,000,000	2,910,000
Hot Topic, Inc., 144A, 9.250%, 06/15/21 (a)(f)	1,500,000	1,578,750
Human Touch LLC/Interactive Health Finance, 144A, 15.000%, 03/30/14 (a)(b)(e)	495,782	0
Ingles Markets, Inc., 5.750%, 06/15/23	9,000,000	8,865,000
Levi Strauss & Co., 7.625%, 05/15/20 (f)	3,000,000	3,307,500
Levi Strauss & Co., 6.875%, 05/01/22	200,000	221,000
Logan's Roadhouse, Inc., 10.750%, 10/15/17 (f)	8,300,000	6,204,250
Outerwall, Inc., 6.000%, 03/15/19	6,200,000	6,355,000
Perry Ellis International, Inc., 7.875%, 04/01/19	9,000,000	9,630,000
Radio Systems Corp., 144A, 8.375%, 11/01/19 (a)	2,100,000	2,310,000
Sally Holdings LLC/Capital, Inc., 6.875%, 11/15/19	4,450,000	4,939,500
Sally Holdings LLC/Capital, Inc., 5.750%, 06/01/22	2,425,000	2,534,125
Sally Holdings LLC/Capital, Inc., 5.500%, 11/01/23	100,000	99,500
SIWF Merger Sub, Inc./Springs Industries, Inc., 144A, 6.250%, 06/01/21 (a)	1,489,000	1,505,751
Wok Acquisition Corp., 144A, 10.250%, 06/30/20 (a)	500,000	545,625
		58,665,767
Consumer Non-Cyclical: 4.2%
BC Mountain LLC/Finance, Inc., 144A, 7.000%, 02/01/21 (a)	250,000	253,750
Foodcorp Proprietary, Ltd., 144A, 8.750%, 03/01/18 (a)(c)(SA)	4,500,000	6,801,974
H.J. Heinz Finance Co., 144A, 7.125%, 08/01/39 (a)	3,000,000	3,097,500
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Consumer Non-Cyclical, continued
Hawk Acquisition Sub, Inc., 144A, 4.250%, 10/15/20 (a)	$2,000,000	$1,940,000
KeHE Distributors, LLC/Finance Corp., 144A, 7.625%, 08/15/21 (a)	3,500,000	3,716,563
Libbey Glass, Inc., 6.875%, 05/15/20	2,025,000	2,197,125
Univeg Holding BV, 144A, 7.875%, 11/15/20 (a)(c)(NL)	7,000,000	9,641,933
		27,648,845
Energy: 17.0%
Alta Mesa Holdings, LP/Finance Services Corp., 9.625%, 10/15/18	8,630,000	9,277,250
Bonanza Creek Energy, Inc., 6.750%, 04/15/21	2,000,000	2,105,000
CGG, 9.500%, 05/15/16	442,000	467,415
CGG, 6.500%, 06/01/21 (f)	500,000	515,000
Chaparral Energy, Inc., 9.875%, 10/01/20	4,000,000	4,540,000
Chaparral Energy, Inc., 7.625%, 11/15/22	9,000,000	9,675,000
Clayton Williams Energy, Inc., 7.750%, 04/01/19 (f)	2,500,000	2,581,250
Clayton Williams Energy, Inc., 144A, 7.750%, 04/01/19 (a)	8,750,000	9,034,375
Crosstex Energy, LP/Finance Corp., 8.875%, 02/15/18	1,000,000	1,052,500
Drill Rigs Holdings, Inc., 144A, 6.500%, 10/01/17 (a)	6,615,000	7,177,275
Energy XXI Gulf Coast, Inc., 144A, 7.500%, 12/15/21 (a)	250,000	261,875
EV Energy Partners, LP/Finance Corp., 8.000%, 04/15/19	500,000	505,000
Exterran Partners LP/EXPL Finance Corp., 144A, 6.000%, 04/01/21 (a)	6,250,000	6,234,375
Hercules Offshore, Inc., 144A, 7.125%, 04/01/17 (a)	2,500,000	2,671,875
Hercules Offshore, Inc., 144A, 10.250%, 04/01/19 (a)	4,500,000	5,118,750
ION Geophysical Corp., 144A, 8.125%, 05/15/18 (a)	5,000,000	4,200,000
Kodiak Oil & Gas Corp., 8.125%, 12/01/19	250,000	278,750
Memorial Production Partners LP/Finance Corp., 7.625%, 05/01/21	250,000	258,125

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Schedule of Investments, continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Energy, continued
Oil States International, Inc., 5.125%, 01/15/23	$100,000	$113,250
Penn Virginia Corp., 7.250%, 04/15/19 (f)	2,800,000	2,884,000
Penn Virginia Corp., 8.500%, 05/01/20	9,375,000	10,125,000
Petroleum Geo-Services ASA, 144A, 7.375%, 12/15/18 (a)	2,000,000	2,140,000
PHI, Inc., 8.625%, 10/15/18	12,334,000	13,320,719
Quicksilver, Inc., 144A, 7.875%, 08/01/18 (a)(f)	1,000,000	1,090,000
Rosetta Resources, Inc., 9.500%, 04/15/18	8,500,000	9,137,500
Rosetta Resources, Inc., 5.625%, 05/01/21	4,500,000	4,511,250
Rosetta Resources, Inc., 5.875%, 06/01/22	2,000,000	1,987,500
Sabine Pass Liquefaction, LLC, 144A, 5.625%, 02/01/21 (a)	1,710,000	1,680,075
		112,943,109
Financial Services: 1.6%
Ares Capital Corp., 144A, 5.125%, 06/01/16 (a)	1,200,000	1,286,250
CIT Group, Inc., 5.000%, 05/15/17	250,000	268,125
CIT Group, Inc., 4.250%, 08/15/17	1,000,000	1,045,000
CIT Group, Inc., 5.250%, 03/15/18	1,000,000	1,076,250
Fly Leasing, Ltd., 6.750%, 12/15/20	2,000,000	2,035,000
Oxford Finance, LLC/Co - Issuer, Inc.,144A, 7.250%, 01/15/18 (a)	1,475,000	1,559,813
Stearns Holdings, Inc., 144A, 9.375%, 08/15/20 (a)	3,000,000	3,075,000
		10,345,438
Health Care: 5.2%
Air Medical Group Holdings, Inc., 9.250%, 11/01/18	5,680,000	6,162,800
Alere, Inc., 8.625%, 10/01/18	4,000,000	4,340,000
Hanger, Inc., 7.125%, 11/15/18	4,920,000	5,289,000
Health Management Associates, Inc., 6.125%, 04/15/16	4,000,000	4,450,000
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Health Care, continued
Health Management Associates, Inc., 7.375%, 01/15/20	$4,000,000	$4,495,000
InVentiv Health, Inc., 144A, 11.000%, 08/15/18 (a)(f)	1,950,000	1,735,500
Omega Healthcare Investors, Inc., REIT, 5.875%, 03/15/24	5,500,000	5,582,500
Salix Pharmaceuticals, Ltd., 144A, 6.000%, 01/15/21 (a)	2,000,000	2,055,000
		34,109,800
Media: 10.3%
Altice Financing SA, 144A, 6.500%, 01/15/22 (a)	2,000,000	2,025,000
Altice Financing SA, 144A, 8.125%, 01/15/24 (a)	4,450,000	4,628,000
Expo Event Transco, Inc., 144A, 9.000%, 06/15/21 (a)	11,050,000	11,298,624
Gannett Co, Inc., 7.125%, 09/01/18	5,000,000	5,362,500
Gannett Co., Inc. 144A, 5.125%, 07/15/20 (a)	1,000,000	1,017,500
Harron Communications, LP/Finance Corp., 144A, 9.125%, 04/01/20 (a)	2,435,000	2,708,938
MDC Partners, Inc., 144A, 6.750%, 04/01/20 (a)	5,891,000	6,192,914
Mood Media Corp., 144A, 9.250%, 10/15/20 (a)(f)	3,046,000	2,718,555
Nara Cable Funding II, Ltd., 144A, 8.500%, 03/01/20 (a)(c)(IE)	250,000	400,672
Nara Cable Funding, Ltd., 144A, 8.875%, 12/01/18 (a)	7,200,000	7,704,000
Numericable Finance & Co. SCA, 144A, 8.750%, 02/15/19 (a)(c)(LU)	3,412,501	5,356,511
Townsquare Radio, LLC/Inc., 144A, 9.000%, 04/01/19 (a)	6,350,000	6,905,625
Valassis Communications, Inc., 6.625%, 02/01/21 (f)	10,000,000	10,362,500
Virgin Media Finance PLC, 8.375%, 10/15/19	1,670,000	1,828,650
		68,509,989
Real Estate: 1.4%
Kennedy-Wilson, Inc., 8.750%, 04/01/19	8,400,000	9,261,000

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Schedule of Investments, continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Services: 11.9%
Algeco Scotsman Global Finance PLC, 144A, 8.500%, 10/15/18 (a)(f)	$7,850,000	$8,536,875
Algeco Scotsman Global Finance PLC. 144A, 9.000%, 10/15/18 (a)(c)(UK)	250,000	374,018
Allegion US Holding Co., Inc., 144A, 5.750%, 10/01/21 (a)	100,000	104,500
Alliance Data Systems Corp., 144A, 5.250%, 12/01/17 (a)	1,000,000	1,042,500
Alliance Data Systems Corp., 144A, 6.375%, 04/01/20 (a)	500,000	526,250
Bankrate, Inc., 144A, 6.125%, 08/15/18 (a)	250,000	261,250
Compiler Finance Sub, Inc., 144A, 7.000%, 05/01/21 (a)	250,000	249,375
Iron Mountain, Inc., 5.750%, 08/15/24	3,000,000	2,797,500
Jack Cooper Finance Co., 144A, 9.250%, 06/01/20 (a)	4,000,000	4,325,000
Jack Cooper Holdings Corp., 144A, 9.250%, 06/01/20 (a)	5,000,000	5,406,250
Kenan Advantage Group, Inc., The, 144A, 8.375%, 12/15/18 (a)	5,650,000	5,974,875
Live Nation Entertainment, Inc., 144A, 7.000%, 09/01/20 (a)	500,000	545,000
Marquette Transportation Co./Finance Corp., 10.875%, 01/15/17	7,400,000	7,844,000
Michael Baker International LLC/CDL Acq Co, Inc., 144A, 8.250%, 10/15/18 (a)	5,000,000	5,150,000
Mobile Mini, Inc., 7.875%, 12/01/20	750,000	834,375
Navios Maritime Acqusition Corp./Finance US, Inc., 144A, 8.125%, 11/15/21 (a)	8,000,000	8,200,000
Sabre, Inc., 144A, 8.500%, 05/15/19 (a)	7,000,000	7,796,250
Stream Global Services, Inc., 11.250%, 10/01/14	7,401,000	7,438,005
syncreon Group BV/Global Finance US, Inc., 144A, 8.625%, 11/01/21 (a)	10,050,000	10,451,999
Viking Cruises, Ltd., 144A, 8.500%, 10/15/22 (a)	500,000	567,500
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Services, continued
Zachry Holdings, Inc., 144A, 7.500%, 02/01/20 (a)	$1,000,000	$1,050,000
		79,475,522
Technology & Electronics: 8.1%
ACI Worldwide, Inc., 144A, 6.375%, 08/15/20 (a)	250,000	261,875
BMC Software Finance, Inc., 144A, 8.125%, 07/15/21 (a)	3,500,000	3,622,500
Brightstar Corp., 144A, 9.500%, 12/01/16 (a)	5,000,000	5,525,000
Brightstar Corp., 144A, 7.250%, 08/01/18 (a)	2,500,000	2,737,500
Epicor Software Corp., 8.625%, 05/01/19	6,250,000	6,812,500
INTCOMEX, Inc., 13.250%, 12/15/14	3,237,000	3,160,121
j2 Global, Inc., 8.000%, 08/01/20	7,000,000	7,595,000
MMI International, Ltd., 144A, 8.000%, 03/01/17 (a)(f)	1,000,000	997,500
NeuStar, Inc., 4.500%, 01/15/23	4,250,000	3,856,875
Nuance Communications, Inc., 2.750%, 08/15/27 (f)	5,000,000	5,253,125
Syniverse Holdings, Inc., 9.125%, 01/15/19	7,013,000	7,696,768
WEX, Inc. 144A, 4.750%, 02/01/23 (a)	6,250,000	5,781,250
		53,300,014
Telecommunications: 8.1%
America Movil SAB de CV, 9.000%, 01/15/16 (b)(d)(MX)	25,000,000	2,069,697
CenturyLink, Inc., 7.600%, 09/15/39	6,000,000	5,385,000
CenturyLink, Inc., 6.450%, 06/15/21	3,000,000	3,135,000
Dycom Investments, Inc., 7.125%, 01/15/21	3,000,000	3,247,500
Eileme 1 AB, 144A, 14.250%, 08/15/20 (a)	4,285,000	4,692,075
Equinix, Inc., 3.000%, 10/15/14	2,000,000	3,165,000
Fairpoint Communications, Inc., 144A, 8.750%, 08/15/19 (a)	3,000,000	3,195,000

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Schedule of Investments, continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Telecommunications, continued
Maxcom Telecomunicaciones SAB de CV, 6.000%, 06/15/20 (b)	4,073,333	$3,482,700
Pacnet, Ltd., 144A, 9.250%, 11/09/15 (a)(b)	6,745,000	7,082,250
Pacnet, Ltd., 144A, 9.000%, 12/12/18 (a)(f)	4,000,000	4,085,000
Sprint Corp., 144A, 7.125%, 06/15/24 (a)	2,500,000	2,543,750
Wind Acquisition Holdings Finance SA, 12.250%, 07/15/17 (c)(LU)	2,122,500	3,080,518
Wind Acquisition Holdings Finance SA, 144A, 12.250%, 07/15/17 (a)(c)(LU)	1,061,249	1,540,257
Wind Acquisition Holdings Finance SA, 144A, 12.250%, 07/15/17 (a)(f)	4,245,000	4,489,088
Windstream Corp., 7.500%, 04/01/23	2,000,000	2,020,000
Windstream Corp., 6.375%, 08/01/23	500,000	470,000
		53,682,835
Utility: 0.1%
FPL Energy National Wind Portfolio LLC, 144A, 6.125%, 03/25/19 (a)(b)	288,240	275,298
Ormat Funding Corp., 8.250%, 12/30/20 (b)	451,724	435,914
		711,212
TOTAL CORPORATE BONDS (Cost $582,145,215)		598,881,987
LOANS: 3.2%
Consumer Cyclical: 1.5%
Charlotte Russe, Inc., 6.750%, 05/21/19 (b)	9,977,500	9,840,309
Technology & Electronics: 1.7%
Internap Network Services Corp., 6.000%, 11/26/19	7,000,000	6,991,250
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
LOANS, continued
Technology & Electronics, continued
Isola USA Corp., 9.250%, 11/29/18	$4,000,000	$4,040,000
		11,031,250
TOTAL LOANS (Cost $20,728,269)		20,871,559
TOTAL BONDS (Cost $602,873,484)		619,753,546
WARRANTS: 0.0%
Interactive Health, 04/01/11 (b)(e)	2,495	0
TOTAL WARRANTS (Cost $0)
CERTIFICATES OF DEPOSIT: 0.1%
One PacificCoast Bank, 1.100%, 01/21/15	200,000	200,000
One PacificCoast Bank, 1.250%, 05/10/17	100,073	100,073
One PacificCoast Bank, FSB CDARS, 0.120%, 07/10/14	200,000	200,000
One PacificCoast Bank, FSB CDARS, 0.120%, 10/09/14	100,000	100,000
Self Help Credit Union, 0.800%, 01/04/14	100,000	100,000
Urban Partnership Bank, 0.400%, 07/01/14	100,539	100,539
Urban Partnership Bank, 0.400%, 08/03/14	100,000	100,000
TOTAL CERTIFICATES OF DEPOSIT (Cost $900,612)		900,612
TIME DEPOSIT: 0.5%
State Street Euro Dollar Time Deposit, 0.010%, 01/02/14	3,137,000	3,137,000
TOTAL TIME DEPOSIT (Cost $3,137,000)

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Schedule of Investments, continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 5.7%
State Street Institutional U.S. Government Money Market Fund	37,992,728	$37,992,728
(Cost $37,992,728)
TOTAL INVESTMENTS: 103.2% (Cost $666,490,703)		682,878,202
PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -5.7%		(37,992,728)
OTHER ASSETS AND LIABILITIES—		16,601,134
(NET): 2.5%
NET ASSETS: 100.0%		$661,486,608

(a)  Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(b)  Illiquid security.

(c)  Principal amount is in Euro Dollars; value is in U.S. dollars.

(d)  Principal amount is in Mexican pesos; value is in U.S. dollars.

(e)  Fair Valued security.

(f)  Security or partial position of this security was on loan as of December 31, 2013. The total market value of securities on loan as of December 31, 2013 was $37,628,150.

(g)  Non-income producing security.

IE  Ireland

LP  Limited Partnership

LU  Luxembourg

MX  Mexico

NL  Netherlands

REIT  Real Estate Investment Trust

SA  South Africa

UK  United Kingdom

SECURITIES SHORT SOLD: -0.5%
COMMON STOCK: -0.5%
Telecommunications: -0.5%
Equinix, Inc.	(19,000)	$(3,371,550)
TOTAL SECURITIES SOLD SHORT (Proceeds -$3,503,507)		$(3,371,550)

Pax World Global Women's Equality Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 97.0%
Consumer Discretionary: 13.1%
Brown Shoe Co., Inc.	15,600	$438,984
Hennes & Mauritz AB, B Shares	17,600	810,592
Honda Motor Co, Ltd., ADR (b)	11,000	454,850
Johnson Controls, Inc.	16,700	856,710
Marks & Spencer Group PLC	49,000	351,864
NIKE, Inc., Class B	10,500	825,720
Starbucks Corp.	6,650	521,294
Starwood Hotels & Resorts Worldwide, Inc.	7,600	603,820
Time Warner Cable, Inc.	5,450	738,475
Wolters Kluwer NV	16,000	456,870
		6,059,179
Consumer Staples: 9.6%
General Mills, Inc.	16,050	801,056
Henkel AG & Co. KGaA	4,700	490,017
Natura Cosmeticos SA	18,600	326,155
Nestle SA	9,400	688,926
PepsiCo, Inc.	7,800	646,932
Procter & Gamble Co., The	8,800	716,408
Shiseido Co., Ltd.	30,900	496,915
Woolworths, Ltd.	9,200	278,588
		4,444,997
Energy: 9.0%
Baker Hughes, Inc.	11,000	607,860
BG Group PLC	45,000	968,326
OMV AG	8,000	382,885
Statoil ASA, ADR	42,800	1,032,764
Talisman Energy, Inc.	25,300	294,745
Woodside Petroleum, Ltd.	26,100	909,023
		4,195,603
Financials: 19.3%
American Express Co.	10,100	916,373
American Tower Corp., REIT	6,900	550,758
AXA SA	26,800	746,315
Bank of New York Mellon Corp., The	26,700	932,898
Bank Rakyat Indonesia Persero Tbk PT	500,000	298,860
DNB ASA	34,000	610,237
National Australia Bank, Ltd.	8,700	271,545
PNC Financial Services Group, Inc.	8,450	655,551
Resona Holdings, Inc.	116,000	591,886
Royal Bank of Canada	16,400	1,102,493
Standard Chartered PLC	23,100	521,759
Sydbank A/S (a)	12,000	319,078
US Bancorp	14,500	585,800

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Schedule of Investments, continued

Pax World Global Women's Equality Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Financials, continued
Westpac Banking Corp.	14,000	$405,841
Weyerhaeuser Co., REIT	14,650	462,501
		8,971,895
Health Care: 11.4%
Allergan, Inc.	5,900	655,372
AstraZeneca PLC, ADR	7,800	463,086
Hologic, Inc. (a)	23,500	525,225
Mylan, Inc. (a)(b)	18,000	781,200
Pfizer, Inc.	27,500	842,325
Roche Holding AG	2,450	686,309
Thermo Fisher Scientific, Inc.	6,400	712,640
UnitedHealth Group, Inc.	8,250	621,225
		5,287,382
Industrials: 10.2%
3M Co.	7,750	1,086,938
ABB, Ltd., ADR (a)	28,227	749,709
Komatsu, Ltd.	27,000	554,344
Legrand SA	7,900	435,388
Pentair, Ltd.	9,050	702,914
Timken Co.	9,650	531,425
Xylem, Inc.	18,700	647,020
		4,707,738
Information Technology: 14.1%
Autodesk, Inc. (a)	7,650	385,025
EMC Corp.	15,900	399,885
Google, Inc., Class A (a)	760	851,740
IBM (b)	3,270	613,354
Intuit, Inc.	8,300	633,456
MasterCard, Inc., Class A	1,000	835,459
Microsoft Corp.	14,670	549,098
Oracle Corp.	19,000	726,940
QUALCOMM, Inc.	6,400	475,200
Trend Micro, Inc.	8,900	311,884
Xerox Corp	28,000	340,760
Yahoo!, Inc. (a)	10,000	404,400
		6,527,201
Materials: 3.6%
Praxair, Inc.	4,500	585,135
Rio Tinto PLC, ADR (b)	8,400	474,012
Yara International ASA	14,400	621,046
		1,680,193
Telecommunication Services: 4.1%
Deutsche Telekom AG	49,000	844,279
Singapore Telecommunications, Ltd.	98,000	284,995
Vodafone Group PLC, ADR	19,700	774,407
		1,903,681
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Utilities: 2.6%
American Water Works Co., Inc.	12,550	$530,363
Hyflux, Ltd.	300,000	278,467
National Grid PLC	31,000	405,456
		1,214,286
TOTAL COMMON STOCKS (Cost $34,857,413)		44,992,155
COMMUNITY INVESTMENT: 0.3%
Calvert Social Investment Fund, 0.500%, 09/15/14	$150,000	150,000
TOTAL COMMUNITY INVESTMENT (Cost $150,000)		150,000
CERTIFICATES OF DEPOSIT: 0.3%
Self Help Women & Children, 0.550%, 10/10/14	150,000	150,000
TOTAL CERTIFICATES OF DEPOSIT (Cost $150,000)
TIME DEPOSIT: 2.3%
State Street Euro Dollar Time Deposit, 0.010%, 01/02/14	1,059,000	1,059,000
TOTAL TIME DEPOSIT (Cost $1,059,000)
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 1.3%
State Street Institutional U.S. Government Money Market Fund	612,103	612,103
(Cost $612,103)
TOTAL INVESTMENTS: 101.2% (Cost $36,828,516)		46,963,258
PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -1.3%		(612,103)
OTHER ASSETS AND LIABILITIES—		24,188
(NET): 0.1%
NET ASSETS: 100.0%		$46,375,343

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Schedule of Investments, continued

Pax World Global Women's Equality Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value

(a)  Non-income producing security.

(b)  Security or partial position of this security was on loan as of December 31, 2013. The total market value of securities on loan as of December 31, 2013 was $1,980,903.

ADR  American Depository Receipt

REIT  Real Estate Investment Trust

SUMMARY OF INVESTMENTS BY COUNTRY
Percent of Net Assets	Value	Percent of Net Assets
Australia	$1,864,998	4.0%
Austria	382,885	0.8%
Brazil	326,155	0.7%
Canada	1,397,239	3.0%
Denmark	319,078	0.7%
France	1,181,704	2.5%
Germany	1,334,296	2.9%
Indonesia	298,860	0.6%
Japan	2,409,878	5.2%
Netherlands	456,870	1.0%
Norway	2,264,047	5.0%
Singapore	563,462	1.2%
Sweden	810,593	1.7%
Switzerland	2,827,858	6.1%
United Kingdom	3,958,908	8.5%
United States	24,595,324	53.1%
Community Investment	150,000	0.3%
Certificate Deposit	150,000	0.3%
Time Deposit	1,059,000	2.3%
Other assets and liabilities - (Net)	24,188	0.1%
Total	$46,375,343	100.0%

Pax World Global Environmental Markets Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 96.2%
ENERGY EFFICIENCY: 36.5%
Power Network Efficiency: 11.4%
ABB, Ltd. (a)	158,848	$4,199,941
Alstom SA	70,684	2,577,599
Emerson Electric Co.	55,800	3,916,044
Itron, Inc. (a)	66,385	2,750,331
Quanta Services, Inc. (a)	90,900	2,868,803
		16,312,718
Industrial Energy Efficiency: 9.0%
GEA Group AG	103,146	4,918,563
Infineon Technologies AG	326,942	3,492,235
SMC Corp./Japan	6,800	1,716,241
Spirax-Sarco Engineering PLC	52,675	2,614,302
		12,741,341
Buildings Energy Efficiency: 5.2%
Acuity Brands, Inc.	14,100	1,541,412
Kingspan Group PLC	128,767	2,302,881
Legrand SA	63,598	3,505,041
		7,349,334
Transport Energy Efficiency: 4.6%
BorgWarner, Inc.	57,600	3,220,416
Delphi Automotive PLC	54,900	3,301,137
		6,521,553
Consumer Energy Efficiency: 4.2%
Epistar Corp. (a)	1,262,000	2,434,678
Murata Manufacturing Co., Ltd.	38,900	3,459,505
		5,894,183
Diversified Energy Efficiency: 2.1%
IMI PLC	120,291	3,046,243
WATER INFRASTRUCTURE & TECHNOLOGIES: 30.5%
Water Infrastructure: 13.7%
IDEX Corp.	34,050	2,514,593
Pentair, Ltd.	57,250	4,446,608
Roper Industries, Inc.	18,700	2,593,316
Valmont Industries, Inc.	18,400	2,743,808
Watts Water Technologies, Inc., Class A	57,400	3,551,337
Xylem, Inc.	105,100	3,636,460
		19,486,122
Water Treatment Equipment: 8.1%
Kemira Oyj	244,950	4,100,880
Kurita Water Industries, Ltd.	118,500	2,458,302
Pall Corp.	57,200	4,882,020
		11,441,202

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Schedule of Investments, continued

Pax World Global Environmental Markets Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
WATER INFRASTRUCTURE & TECHNOLOGIES, continued
Water Utilities: 8.7%
American Water Works Co., Inc.	99,800	$4,217,548
Cia de Saneamento Basico do Estado, ADR	224,400	2,544,696
Manila Water Co., Inc.	2,707,800	1,344,460
Pennon Group PLC	384,003	4,195,997
		12,302,701
POLLUTION CONTROL: 12.8%
Pollution Control Solutions: 5.7%
ENN Energy Holdings, Ltd.	589,500	4,376,624
Johnson Matthey PLC	21,237	1,155,566
Umicore SA	54,406	2,542,108
		8,074,298
Environmental Testing & Gas Sensing: 7.1%
Agilent Technologies, Inc.	78,100	4,466,539
ALS, Ltd.	221,301	1,745,942
Horiba, Ltd.	79,031	2,700,503
Thermo Fisher Scientific, Inc.	10,400	1,158,040
		10,071,024
WASTE MANAGEMENT & TECHNOLOGIES: 8.3%
Waste Technology Equipment: 1.1%
China Everbright International, Ltd.	1,140,200	1,525,864
Hazardous Waste Management: 5.0%
Daiseki Co., Ltd.	167,086	3,271,759
Stericycle, Inc. (a)	33,350	3,874,270
		7,146,029
General Waste Management: 2.2%
Shanks Group PLC	1,710,415	3,071,688
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
DIVERSIFIED ENVIRONMENTAL: 8.1%
Diversified Environmental: 8.1%
3M Co.	21,300	$2,987,324
Linde AG	18,855	3,947,972
Sekisui Chemical Co., Ltd.	272,200	3,340,306
Yingde Gases Group Co., Ltd.	1,123,100	1,176,776
		11,452,378
TOTAL COMMON STOCKS (Cost $105,635,270)		136,436,678
TOTAL INVESTMENTS: 96.2% (Cost $105,635,270)		136,436,678
OTHER ASSETS AND LIABILITIES— (NET): 3.8%		5,319,967
NET ASSETS: 100.0%		$141,756,645

(a)  Non-income producing security.

ADR  American Depository Receipt

SUMMARY OF INVESTMENTS BY COUNTRY
Percent of Net Assets	Value	Percent of Net Assets
Australia	$1,745,942	1.2%
Belgium	2,542,108	1.8%
Brazil	2,544,696	1.8%
China	4,376,624	3.1%
Finland	4,100,880	2.9%
France	6,082,640	4.3%
Germany	12,358,770	8.7%
Hong Kong	2,702,639	1.9%
Ireland	2,302,881	1.6%
Japan	16,946,616	11.9%
Philippines	1,344,460	0.9%
Switzerland	8,646,548	6.1%
Taiwan	2,434,679	1.8%
United Kingdom	17,384,931	12.3%
United States	50,922,264	35.9%
Other assets and liabilities - (Net)	5,319,967	3.8%
Total	$141,756,645	100.0%

SEE NOTES TO FINANCIAL STATEMENTS

THIS PAGE INTENTIONALLY LEFT BLANK

December 31, 2013

Statements of Assets and Liabilities

	Balanced Fund	Growth Fund	Small Cap Fund	International Fund
Assets
Investments, at cost—Note A	$1,694,927,348	$116,292,320	$53,280,267	$40,520,571
Investments in unaffiliated issuers, at value	$1,993,324,323	$174,625,692	$57,690,025	$47,774,105
Investments in affiliated issuers, at value	19,635,676	—	—	—
Total investments, at value—Note A1	2,012,959,999	174,625,692	57,690,025	47,774,105
Cash	5,409	731	664	—
Foreign currency at value (cost $1,471; $1,477; $3,643,349; and $3, respectively)	1,507	—	—	1,492
Cash deposits for securities sold short	—	—	—	—
Prepaid expenses	35,374	3,831	1,542	1,864
Receivables:
Capital stock sold	1,111,837	110,110	995,731	33,394
Dividends and interest—Note B	4,610,882	118,533	29,377	38,928
Investment securities sold	7,769,970	193,874	1,176,014	684,132
Options purchased, at value	—	—	—	—
Investment Adviser reimbursement	—	336	401	51
Other	14,021	17,406	846	34,257
Total Assets	2,026,508,999	175,070,513	59,894,600	48,568,223
Liabilities
Collateral on securities loaned, at value	15,631,514	3,348,893	1,532,764	2,680,447
Payables:
Capital stock reacquired	770,879	90,518	23,938	118,058
Options written, at value (premiums received $748,612 and $30,642, respectively)	5,775,000	44	—	—
Securities sold short (proceeds $3,503,507)	—	—	—	—
Investment securities purchased	1,319,854	—	92,579	—
Dividend payable—Note A	—	—	—	—
Payable to bank	—	—	—	551,082
Accrued expenses:
Investment advisory fees—Note B	836,021	106,518	34,533	31,769
Distribution expense	387,368	30,120	10,134	7,353
Compliance expense	74	—	—	—
Transfer agent fees	245,269	41,602	2,140	6,900
Printing and other shareholder communication fees	6,649	785	—	113
Custodian fees	31,929	1,650	—	4,328
Legal and audit fees	89,260	50,644	24,211	31,320
Other accrued expenses	23,530	4,243	5,764	30,049
Total Liabilities	25,117,347	3,675,017	1,726,063	3,461,419
Net Assets	$2,001,391,652	$171,395,496	$58,168,537	$45,106,804

1Investments at market value include securities loaned. At December 31, 2013, the Balanced Fund, Growth Fund, Small Cap Fund, International Fund, High Yield Bond Fund and Global Women's Equality Fund had a total market value of securities on loan of $161,455,036; $26,099,451; $1,596,780; $2,630,954; $37,628,150; and $1,980,903, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

	High Yield Bond Fund	Global Women's Equality Fund	Global Environmental Markets Fund
Assets
Investments, at cost—Note A	$666,490,703	$36,828,516	$105,635,270
Investments in unaffiliated issuers, at value	$682,878,202	$46,963,258	$136,436,678
Investments in affiliated issuers, at value	—	—	—
Total investments, at value—Note A1	682,878,202	46,963,258	136,436,678
Cash	963	766	6,821,000
Foreign currency at value (cost $1,471; $1,477; $3,643,349; and $3, respectively)	3,646,939	—	3
Cash deposits for securities sold short	3,358,250	—	—
Prepaid expenses	15,370	1,750	3,118
Receivables:
Capital stock sold	3,714,064	46,899	1,394,688
Dividends and interest—Note B	11,004,938	50,098	83,306
Investment securities sold	743,888	—	—
Options purchased, at value	—	—	—
Investment Adviser reimbursement	—	197	233
Other	18,366	10,727	21,178
Total Assets	705,380,980	47,073,695	144,760,204
Liabilities
Collateral on securities loaned, at value	37,992,728	612,103	—
Payables:
Capital stock reacquired	1,234,948	149	20,414
Options written, at value (premiums received $748,612 and $30,642, respectively)	—	—	—
Securities sold short (proceeds $3,503,507)	3,371,550	—	—
Investment securities purchased	—	—	2,804,494
Dividend payable—Note A	740,979	—	—
Payable to bank	—	—	—
Accrued expenses:
Investment advisory fees—Note B	276,665	28,542	100,093
Distribution expense	99,711	14,082	20,390
Compliance expense	—	—	—
Transfer agent fees	105,645	11,882	15,508
Printing and other shareholder communication fees	5,342	192	505
Custodian fees	—	816	4,580
Legal and audit fees	59,404	24,424	26,787
Other accrued expenses	7,400	6,162	10,788
Total Liabilities	43,894,372	698,352	3,003,559
Net Assets	$661,486,608	$46,375,343	$141,756,645

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Statements of Assets and Liabilities, continued

	Balanced Fund	Growth Fund	Small Cap Fund	International Fund
Net Assets Represented By
Paid in Capital	$1,651,351,908	$112,150,904	$52,728,809	$40,930,276
Undistributed (distributions in excess of) net investment income	7,468,438	4,094	—	49,295
Accumulated net realized gain (loss)	29,561,259	875,462	1,029,970	(3,127,809)
Net unrealized appreciation (depreciation) of:
Investments	313,006,263	58,363,970	4,409,758	7,253,534
Foreign currency translations	3,784	1,066	—	1,508
Net Assets	$2,001,391,652	$171,395,496	$58,168,537	$45,106,804
Individual Investor Class
Net assets	$1,771,518,997	$141,697,708	$45,890,056	$34,598,361
Capital Shares Outstanding	72,384,930	8,296,857	3,379,488	3,697,731
Net asset value per share	$24.47	$17.08	$13.58	$9.36
Class A
Net assets		$289,233	$3,150,500
Capital Shares Outstanding		16,950	232,351
Net asset value per share		$17.06	$13.56
Institutional Class
Net assets	$225,324,638	$28,589,562	$8,506,724	$10,038,186
Capital Shares Outstanding	9,113,174	1,639,312	623,292	1,069,665
Net asset value per share	$24.73	$17.44	$13.65	$9.38
Class R
Net assets	$4,548,017	$818,993	$621,257	$470,257
Capital Shares Outstanding	184,755	48,090	46,090	50,487
Net asset value per share	$24.62	$17.03	$13.48	$9.31

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

	High Yield Bond Fund	Global Women's Equality Fund	Global Environmental Markets Fund
Net Assets Represented By
Paid in Capital	$648,030,973	$38,313,131	$111,437,799
Undistributed (distributions in excess of) net investment income	747,642	71,556	(793,653)
Accumulated net realized gain (loss)	(3,476,557)	(2,144,883)	310,211
Net unrealized appreciation (depreciation) of:
Investments	16,173,128	10,134,742	30,801,408
Foreign currency translations	11,422	797	880
Net Assets	$661,486,608	$46,375,343	$141,756,645
Individual Investor Class
Net assets	$472,483,931	$44,461,043	$94,213,872
Capital Shares Outstanding	62,444,859	2,041,484	7,362,651
Net asset value per share	$7.57	$21.78	$12.80
Class A
Net assets	$786,458		$2,188,424
Capital Shares Outstanding	103,849		171,240
Net asset value per share	$7.57		$12.78
Institutional Class
Net assets	$187,522,243	$1,914,300	$42,878,071
Capital Shares Outstanding	24,873,596	87,569	3,334,910
Net asset value per share	$7.54	$21.86	$12.86
Class R
Net assets	$693,976		$2,476,278
Capital Shares Outstanding	91,715		194,852
Net asset value per share	$7.57		$12.71

SEE NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2013

Statements of Operations

	Balanced Fund	Growth Fund	Small Cap Fund	International Fund
Investment Income
Income
Dividends (net of foreign withholding tax of $538,906; $42,102; $176; $105,234; $0; $54,876; and $62,403; respectively)	$24,085,461	$2,171,524	$619,366	$1,265,206
Dividends from affiliate—Note C	250,963	—	—	—
Interest	14,260,011	310	103	19
Income from securities lending—Note A	230,302	29,339	8,698	13,606
Other income	—	—	629	—
Total Income	38,826,737	2,201,173	628,796	1,278,831
Expenses
Investment advisory fees—Note B	9,639,578	1,119,051	233,718	376,152
Distribution expenses—Individual Investor (Note B)	4,286,922	315,033	66,220	82,552
Distribution expenses—Class A (Note B)	—	215	1,465	—
Distribution expenses—Class R (Note B)	18,530	3,155	1,328	2,122
Transfer agent fees—Note A	1,916,609	266,901	59,921	73,591
Printing and other shareholder communication fees	181,127	40,910	9,269	10,514
Custodian fees	381,301	42,241	22,807	59,391
Legal fees and related expenses	118,046	21,131	14,596	15,559
Trustees' fees and expenses—Note B	148,518	26,666	18,458	19,681
Compliance expense	30,524	12,509	11,090	11,090
Audit fees	75,015	48,511	22,752	29,717
Registration fees	56,872	55,427	43,128	50,743
Other expenses	145,854	12,251	3,176	5,102
Total Expenses	16,998,896	1,964,001	507,928	736,214
Less: Advisory fee waiver—Note B	(54,975)	—	—	—
Expenses assumed by Adviser—Note B	—	(93,892)	(130,407)	(142,628)
Net expenses	16,943,921	1,870,109	377,521	593,586
Net investment income (loss)	21,882,816	331,064	251,275	685,245
Realized and Unrealized Gain (Loss)—Notes A and C
Net realized gain (loss) on:
Investments in unaffiliated issuers (including premium on options exercised)	239,513,901	6,955,922	6,198,016	2,827,143
Closed short positions	—	—	—	—
Option contracts written	1,316,444	—	—	—
Foreign currency transactions	(36,669)	(2,275)	—	(41,727)
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	201,344,050	31,832,432	3,971,394	3,155,500
Investment in affiliated issuers	(168,481,989)	—	—	—
Securities sold short	—	—	—	—
Option contracts written	(4,485,158)	25,971	—	—
Foreign currency translation	1,874	973	—	885
Net realized and unrealized gain (loss) on investments and foreign currency	269,172,453	38,813,023	10,169,410	5,941,801
Net increase (decrease) in net assets resulting from operations	$291,055,269	$39,144,087	$10,420,685	$6,627,046

SEE NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2013

	High Yield Bond Fund	Global Women's Equality Fund	Global Environmental Markets Fund
Investment Income
Income
Dividends (net of foreign withholding tax of $538,906; $42,102; $176; $105,234; $0; $54,876; and $62,403; respectively)	$975,251	$980,714	$1,827,065
Dividends from affiliate—Note C	—	—	—
Interest	38,725,082	203	156
Income from securities lending—Note A	166,302	2,860	—
Other income	45,488	—	—
Total Income	39,912,123	983,777	1,827,221
Expenses
Investment advisory fees—Note B	2,839,839	305,869	814,363
Distribution expenses—Individual Investor (Note B)	1,041,020	98,023	168,281
Distribution expenses—Class A (Note B)	375	—	1,121
Distribution expenses—Class R (Note B)	3,990	—	9,548
Transfer agent fees—Note A	668,653	85,717	135,519
Printing and other shareholder communication fees	76,444	13,178	18,248
Custodian fees	184,838	31,022	62,370
Legal fees and related expenses	43,592	15,312	17,665
Trustees' fees and expenses—Note B	56,650	19,134	22,729
Compliance expense	15,467	11,517	11,090
Audit fees	55,474	22,752	25,276
Registration fees	71,021	36,888	53,746
Other expenses	73,247	4,494	6,365
Total Expenses	5,130,610	643,906	1,346,321
Less: Advisory fee waiver—Note B	—	—	—
Expenses assumed by Adviser—Note B	—	(142,155)	(127,138)
Net expenses	5,130,610	501,751	1,219,183
Net investment income (loss)	34,781,513	482,026	608,038
Realized and Unrealized Gain (Loss)—Notes A and C
Net realized gain (loss) on:
Investments in unaffiliated issuers (including premium on options exercised)	(958,932)	749,352	3,749,644
Closed short positions	(40,920)	—	—
Option contracts written	—	—	—
Foreign currency transactions	129,428	(18,114)	(71,728)
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,918,836	7,719,355	21,780,326
Investment in affiliated issuers	—	—	—
Securities sold short	709,565	—	—
Option contracts written	—	—	—
Foreign currency translation	4,254	263	1,082
Net realized and unrealized gain (loss) on investments and foreign currency	2,762,231	8,450,856	25,459,324
Net increase (decrease) in net assets resulting from operations	$37,543,744	$8,932,882	$26,067,362

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Balanced Fund		Growth Fund
	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12
Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$21,882,816	$27,868,894	$331,064	$469,804
Net realized gain (loss) on investments and foreign currency transactions	240,793,676	51,692,271	6,953,647	6,304,275
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	28,378,777	117,094,178	31,859,376	8,476,738
Net increase (decrease) in net assets resulting from operations	291,055,269	196,655,343	39,144,087	15,250,817
Distributions to shareholders from:
Net investment income
Individual Investor Class	(13,798,645)	(26,644,451)	(296,856)	(224,463)
Class A				(74)
Institutional Class	(2,171,251)	(2,519,184)	(80,977)	(25,537)
Class R	(21,021)	(42,153)	(873)	—
Realized gains
Individual Investor Class	(187,226,952)	—	(2,996,622)	—
Class A		—		(6,055)
Institutional Class	(23,364,926)	—	(590,465)	—
Class R	(466,151)	—	(17,208)	—
Total distributions to shareholders	(227,048,946)	(29,205,788)	(3,989,130)	(250,000)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	88,161,890	82,311,381	17,287,138	18,259,763
Proceeds from reinvestment of distributions	192,727,793	25,222,367	3,189,935	215,979
Cost of shares redeemed	(254,504,603)	(247,391,587)	(32,810,950)	(20,979,595)
Net increase (decrease) from Individual Investor Class transactions	26,385,080	(139,857,839)	(12,333,877)	(2,503,853)
Class A
Proceeds from shares sold			270,195
Proceeds from reinvestment of distributions			6,129
Cost of shares redeemed			(10,241)
Net increase from Class A transactions			266,083
Institutional Class
Proceeds from shares sold	85,541,401	54,184,312	20,501,963	2,797,987
Proceeds from reinvestment of distributions	24,743,263	2,451,548	575,359	14,316
Cost of shares redeemed	(31,828,931)	(41,475,192)	(3,458,419)	(2,164,829)
Net increase (decrease) from Institutional Class transactions	78,455,733	15,160,668	17,618,903	647,474
Class R
Proceeds from shares sold	2,187,255	1,195,980	200,620	105,278
Proceeds from reinvestment of distributions	487,173	42,153	18,081	—
Cost of shares redeemed	(1,536,259)	(940,340)	(35,128)	(89,718)
Net increase (decrease) from Class R transactions	1,138,169	297,793	183,573	15,560
Net increase (decrease) from capital share transactions	105,978,982	(124,399,378)	5,734,682	(1,840,819)
Net increase (decrease) in net assets	169,985,305	43,050,177	40,889,639	13,159,998
Net assets
Beginning of period	1,831,406,347	1,788,356,170	130,505,857	117,345,859
End of period (1)	$2,001,391,652	$1,831,406,347	$171,395,496	$130,505,857
(1) Includes undistributed net investment income (loss)	$7,468,438	$1,666,137	$4,094	$124,790

SEE NOTES TO FINANCIAL STATEMENTS

	Small Cap Fund		International Fund
	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12
Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$251,275	$290,308	$685,245	$860,435
Net realized gain (loss) on investments and foreign currency transactions	6,198,016	129,932	2,785,416	(4,940,930)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	3,971,394	1,509,330	3,156,385	8,678,451
Net increase (decrease) in net assets resulting from operations	10,420,685	1,929,570	6,627,046	4,597,956
Distributions to shareholders from:
Net investment income
Individual Investor Class	(270,497)	(137,834)	(492,465)	(676,847)
Class A		(13,525)
Institutional Class	(59,711)	(4,960)	(180,153)	(209,460)
Class R	(2,423)	(806)	(5,724)	(6,121)
Realized gains
Individual Investor Class	(4,237,883)	(365,115)	—	—
Class A	(255,764)	—	—	—
Institutional Class	(760,689)	(16,430)	—	—
Class R	(47,171)	(1,885)	—	—
Total distributions to shareholders	(5,647,663)	(527,030)	(678,342)	(892,428)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	28,357,589	4,161,618	10,586,488	14,358,062
Proceeds from reinvestment of distributions	4,059,328	447,427	444,299	595,845
Cost of shares redeemed	(6,357,076)	(3,804,579)	(15,645,917)	(10,784,005)
Net increase (decrease) from Individual Investor Class transactions	26,059,841	804,466	(4,615,130)	4,169,902
Class A
Proceeds from shares sold	3,040,665
Proceeds from reinvestment of distributions	249,793
Cost of shares redeemed	(36,376)
Net increase from Class A transactions	3,254,082
Institutional Class
Proceeds from shares sold	8,469,402	184,094	5,136,262	5,640,179
Proceeds from reinvestment of distributions	600,980	5,984	139,848	155,182
Cost of shares redeemed	(1,459,819)	(419,477)	(6,815,147)	(2,562,108)
Net increase (decrease) from Institutional Class transactions	7,610,563	(229,399)	(1,539,037)	3,233,253
Class R
Proceeds from shares sold	458,746	60,931	89,034	169,028
Proceeds from reinvestment of distributions	49,594	2,691	5,723	6,060
Cost of shares redeemed	(37,092)	(4,441)	(41,528)	(16,359)
Net increase (decrease) from Class R transactions	471,248	59,181	53,229	158,729
Net increase (decrease) from capital share transactions	37,395,734	634,248	(6,100,938)	7,561,884
Net increase (decrease) in net assets	42,168,756	2,036,788	(152,234)	11,267,412
Net assets
Beginning of period	15,999,781	13,962,993	45,259,038	33,991,626
End of period (1)	$58,168,537	$15,999,781	$45,106,804	$45,259,038
(1) Includes undistributed net investment income (loss)	$—	$146,625	$49,295	$(49,232)

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	High Yield Bond Fund		Global Women's Equality Fund
	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12
Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$34,781,513	$35,107,301	$482,026	$479,274
Net realized gain (loss) on investments and foreign currency transactions	(870,424)	5,190,004	731,238	(375,598)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	3,632,655	20,688,696	7,719,618	4,190,238
Net increase (decrease) in net assets resulting from operations	37,543,744	60,986,001	8,932,882	4,293,914
Distributions to shareholders from:
Net investment income
Individual Investor Class	(25,129,492)	(22,915,707)	(396,470)	(432,309)
Class A		(8,714)
Institutional Class	(9,501,589)	(12,083,098)	(15,235)	(21,739)
Class R	(46,354)	(54,890)
Realized gains
Individual Investor Class	(394,211)	(3,192,189)	—	—
Class A	(6)	—	—
Institutional Class	(145,021)	(1,295,428)	—	—
Class R	(852)	(8,166)	—
Total distributions to shareholders	(35,226,239)	(39,549,478)	(411,705)	(454,048)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	292,457,664	145,468,598	8,258,323	7,147,631
Proceeds from reinvestment of distributions	20,401,637	19,274,862	358,768	389,010
Cost of shares redeemed	(188,104,077)	(128,282,545)	(6,319,339)	(10,099,999)
Net increase (decrease) from Individual Investor Class transactions	124,755,224	36,460,915	2,297,752	(2,563,358)
Class A
Proceeds from shares sold	780,073
Proceeds from reinvestment of distributions	6,866
Cost of shares redeemed	(5,518)
Net increase from Class A transactions	781,421
Institutional Class
Proceeds from shares sold	79,979,108	59,885,280	938,589	249,073
Proceeds from reinvestment of distributions	5,622,939	8,780,443	10,563	15,290
Cost of shares redeemed	(34,116,182)	(87,489,724)	(675,026)	(2,012,007)
Net increase (decrease) from Institutional Class transactions	51,485,865	(18,824,001)	274,126	(1,747,644)
Class R
Proceeds from shares sold	302,947	978,800
Proceeds from reinvestment of distributions	46,564	63,042
Cost of shares redeemed	(537,454)	(638,583)
Net increase (decrease) from Class R transactions	(187,943)	403,259
Net increase (decrease) from capital share transactions	176,834,567	18,040,173	2,571,878	(4,311,002)
Net increase (decrease) in net assets	179,152,072	39,476,696	11,093,055	(471,136)
Net assets
Beginning of period	482,334,536	442,857,840	35,282,288	35,753,424
End of period (1)	$661,486,608	$482,334,536	$46,375,343	$35,282,288
(1) Includes undistributed net investment income (loss)	$747,642	$—	$71,556	$28,270

SEE NOTES TO FINANCIAL STATEMENTS

	Global Environmental Markets Fund
	Year Ended 12/31/13	Year Ended 12/31/12
Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$608,038	$311,071
Net realized gain (loss) on investments and foreign currency transactions	3,677,916	(1,215,743)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	21,781,408	8,934,800
Net increase (decrease) in net assets resulting from operations	26,067,362	8,030,128
Distributions to shareholders from:
Net investment income
Individual Investor Class	(1,358,849)	(704,168)
Class A		(22,513)
Institutional Class	(575,579)	(140,921)
Class R	(31,613)	(20,398)
Realized gains
Individual Investor Class	(151,631)	—
Class A	(3,283)	—
Institutional Class	(64,167)	—
Class R	(3,936)	—
Total distributions to shareholders	(2,211,571)	(865,487)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	40,280,687	14,187,463
Proceeds from reinvestment of distributions	1,410,861	653,466
Cost of shares redeemed	(11,505,669)	(8,145,603)
Net increase (decrease) from Individual Investor Class transactions	30,185,879	6,695,326
Class A
Proceeds from shares sold	2,045,180
Proceeds from reinvestment of distributions	22,677
Cost of shares redeemed	(25,303)
Net increase from Class A transactions	2,042,554
Institutional Class
Proceeds from shares sold	27,894,535	7,627,313
Proceeds from reinvestment of distributions	546,480	113,799
Cost of shares redeemed	(1,785,928)	(357,302)
Net increase (decrease) from Institutional Class transactions	26,655,087	7,383,810
Class R
Proceeds from shares sold	841,455	848,268
Proceeds from reinvestment of distributions	35,460	20,178
Cost of shares redeemed	(441,278)	(142,824)
Net increase (decrease) from Class R transactions	435,637	725,622
Net increase (decrease) from capital share transactions	59,319,157	14,804,758
Net increase (decrease) in net assets	83,174,948	21,969,399
Net assets
Beginning of period	58,581,697	36,612,298
End of period (1)	$141,756,645	$58,581,697
(1) Includes undistributed net investment income (loss)	$(793,653)	$(672,611)

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets—Shares of Beneficial Interest

	Balanced Fund		Growth Fund
	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12
Individual Investor Class
Shares sold	3,482,392	3,557,985	1,135,392	1,396,508
Shares issued in reinvestment of distributions	7,967,290	1,110,730	192,787	15,869
Shares redeemed	(10,088,835)	(10,686,420)	(2,206,463)	(1,604,416)
Net increase (decrease) in shares outstanding	1,360,847	(6,017,705)	(878,284)	(192,039)
Class A
Shares sold			17,206
Shares issued in reinvestment of distributions			366
Shares redeemed			(622)
Net increase in shares outstanding			16,950
Institutional Class
Shares sold	3,369,606	2,309,699	1,380,487	210,589
Shares issued in reinvestment of distributions	1,012,406	106,521	34,207	1,031
Shares redeemed	(1,235,185)	(1,765,216)	(222,038)	(165,551)
Net increase (decrease) in shares outstanding	3,146,827	651,004	1,192,656	46,069
Class R
Shares sold	84,061	51,057	13,094	8,010
Shares issued in reinvestment of distributions	20,028	1,845	1,088	—
Shares redeemed	(59,383)	(40,940)	(2,388)	(6,910)
Net increase (decrease) in shares outstanding	44,706	11,962	11,794	1,100

	High Yield Bond Fund		Global Women's Equality Fund
	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12
Individual Investor Class
Shares sold	38,752,801	19,607,628	429,387	410,950
Shares issued in reinvestment of distributions	2,705,383	2,585,468	19,509	24,029
Shares redeemed	(24,961,973)	(17,319,264)	(330,967)	(589,063)
Net increase (decrease) in shares outstanding	16,496,211	4,873,832	117,929	(154,084)
Class A
Shares sold	103,669
Shares issued in reinvestment of distributions	910
Shares redeemed	(730)
Net increase in shares outstanding	103,849
Institutional Class
Shares sold	10,622,071	8,122,406	48,309	14,878
Shares issued in reinvestment of distributions	748,404	1,183,316	573	933
Shares redeemed	(4,539,173)	(11,742,350)	(34,406)	(113,370)
Net increase (decrease) in shares outstanding	6,831,302	(2,436,628)	14,476	(97,559)
Class R
Shares sold	39,944	131,949
Shares issued in reinvestment of distributions	6,178	8,464
Shares redeemed	(71,610)	(86,028)
Net increase (decrease) in shares outstanding	(25,488)	54,385

SEE NOTES TO FINANCIAL STATEMENTS

	Small Cap Fund		International Fund
	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12
Individual Investor Class
Shares sold	2,100,145	408,470	1,226,713	1,813,437
Shares issued in reinvestment of distributions	304,210	46,240	53,050	80,749
Shares redeemed	(484,576)	(371,614)	(1,841,577)	(1,372,668)
Net increase (decrease) in shares outstanding	1,919,779	83,096	(561,814)	521,518
Class A
Shares sold	216,194
Shares issued in reinvestment of distributions	18,700
Shares redeemed	(2,543)
Net increase in shares outstanding	232,351
Institutional Class
Shares sold	640,432	18,030	594,937	701,580
Shares issued in reinvestment of distributions	44,813	609	16,553	20,774
Shares redeemed	(103,556)	(41,796)	(779,809)	(322,853)
Net increase (decrease) in shares outstanding	581,689	(23,157)	(168,319)	399,501
Class R
Shares sold	34,798	5,948	10,448	21,432
Shares issued in reinvestment of distributions	3,744	279	690	827
Shares redeemed	(2,986)	(448)	(5,009)	(2,151)
Net increase (decrease) in shares outstanding	35,556	5,779	6,129	20,108

	Global Environmental Markets Fund
	Year Ended 12/31/13	Year Ended 12/31/12
Individual Investor Class
Shares sold	3,582,082	1,536,841
Shares issued in reinvestment of distributions	118,087	69,339
Shares redeemed	(1,034,590)	(880,318)
Net increase (decrease) in shares outstanding	2,665,579	725,862
Class A
Shares sold	171,557
Shares issued in reinvestment of distributions	1,827
Shares redeemed	(2,144)
Net increase in shares outstanding	171,240
Institutional Class
Shares sold	2,370,705	802,313
Shares issued in reinvestment of distributions	44,986	11,904
Shares redeemed	(153,963)	(37,937)
Net increase (decrease) in shares outstanding	2,261,728	776,280
Class R
Shares sold	72,817	92,452
Shares issued in reinvestment of distributions	2,990	2,141
Shares redeemed	(38,442)	(15,662)
Net increase (decrease) in shares outstanding	37,365	78,931

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Financial Highlights

Selected data for a share outstanding throughout each period

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions
Balanced Fund
Individual Investor Class
Year Ended December 31, 2013	$23.73	$0.28	$3.54	$3.82	$0.21	$2.87	$—	$3.08
Year Ended December 31, 2012	21.67	0.34	2.09	2.43	0.37	—	—	0.37
Year Ended December 31, 2011	22.36	0.34	(0.74)	(0.40)	0.29	—	—	0.29
Year Ended December 31, 2010	20.30	0.32	2.06	2.38	0.32	—	0.00[7]	0.32
Year Ended December 31, 2009	17.00	0.31	3.30	3.61	0.31	—	—	0.31
Institutional Class
Year Ended December 31, 2013	$23.94	$0.35	$3.58	$3.93	$0.27	$2.87	$—	$3.14
Year Ended December 31, 2012	21.86	0.41	2.10	2.51	0.43	—	—	0.43
Year Ended December 31, 2011	22.56	0.40	(0.75)	(0.35)	0.35	—	—	0.35
Year Ended December 31, 2010	20.47	0.37	2.09	2.46	0.37	—	0.00[7]	0.37
Year Ended December 31, 2009	17.14	0.36	3.33	3.69	0.36	—	—	0.36
Class R
Year Ended December 31, 2013	$23.86	$0.22	$3.56	$3.78	$0.15	$2.87	$—	$3.02
Year Ended December 31, 2012	21.79	0.29	2.10	2.39	0.32	—	—	0.32
Year Ended December 31, 2011	22.49	0.29	(0.76)	(0.47)	0.23	—	—	0.23
Year Ended December 31, 2010	20.42	0.28	2.07	2.35	0.28	—	0.00[7]	0.28
Year Ended December 31, 2009	17.13	0.25	3.34	3.59	0.30	—	—	0.30
Growth Fund
Individual Investor Class
Year Ended December 31, 2013	$13.50	$0.03	$3.96	$3.99	$0.04	$0.37	$—	$0.41
Year Ended December 31, 2012	11.96	0.05	1.51	1.56	0.02	—	—	0.02
Year Ended December 31, 2011	12.21	—	(0.25)	(0.25)	—	—	—	—
Year Ended December 31, 2010	9.99	(0.03)	2.25	2.22	—	—	—	—
Year Ended December 31, 2009	7.19	(0.01)	2.81	2.80	—	—	—	—
Class A
Period Ended December 31, 2013[8]	$14.39	$—	$3.09	$3.09	$0.05	$0.37	$—	$0.42
Institutional Class
Year Ended December 31, 2013	$13.76	$0.07	$4.03	$4.10	$0.05	$0.37	$—	$0.42
Year Ended December 31, 2012	12.19	0.08	1.56	1.64	0.07	—	—	0.07
Year Ended December 31, 2011	12.41	0.04	(0.26)	(0.22)	—	—	—	—
Year Ended December 31, 2010	10.13	—	2.28	2.28	—	—	—	—
Year Ended December 31, 2009	7.27	0.01[6]	2.85	2.86	—	—	—	—
Class R
Year Ended December 31, 2013	$13.48	$(0.01)[6]	$3.95	$3.94	$0.02	$0.37	$—	$0.39
Year Ended December 31, 2012	11.95	0.01	1.52	1.53	—	—	—	—
Year Ended December 31, 2011	12.24	(0.02)[6]	(0.27)	(0.29)	—	—	—	—
Year Ended December 31, 2010	10.04	(0.05)	2.25	2.20	—	—	—	—
Year Ended December 31, 2009	7.24	(0.03)	2.83	2.80	—	—	—	—

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized

5  For the purpose of calculating the turnover ratio for the Balanced Fund, transactions related to the Value Fund merger have been excluded.

6  The amount shown for a share outstanding does not correspond with the aggregate net investment income for the period due to the timing of sales and repurchases of the shares in relation to fluctuating market value of the investments of the Fund.

7  Rounds to less than $0.01.

8  Per share data is reflected from class inception date of May 1, 2013.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

					Ratios to average net assets[3]
	Redemption Fees	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]
Balanced Fund
Individual Investor Class
Year Ended December 31, 2013	$—	$24.47	16.34%	$1,771,519	0.91%	1.12%	0.92%	62%
Year Ended December 31, 2012	—	23.73	11.28%	1,685,217	0.94%	1.50%	0.94%	31%
Year Ended December 31, 2011	—	21.67	(1.83%)	1,669,361	0.95%	1.51%	0.95%	38%
Year Ended December 31, 2010	—	22.36	11.83%	1,872,287	0.96%	1.55%	0.96%	36%
Year Ended December 31, 2009	—	20.30	21.41%	1,834,274	0.98%	1.70%	0.98%	43%[5]
Institutional Class
Year Ended December 31, 2013	$—	$24.73	16.70%	$225,325	0.66%	1.37%	0.67%	62%
Year Ended December 31, 2012	—	23.94	11.56%	142,848	0.69%	1.75%	0.69%	31%
Year Ended December 31, 2011	—	21.86	(1.61%)	116,204	0.70%	1.77%	0.70%	38%
Year Ended December 31, 2010	—	22.56	12.16%	110,437	0.71%	1.81%	0.71%	36%
Year Ended December 31, 2009	—	20.47	21.70%	101,791	0.73%	1.94%	0.73%	43%[5]
Class R
Year Ended December 31, 2013	$—	$24.62	16.09%	$4,548	1.16%	0.86%	1.17%	62%
Year Ended December 31, 2012	—	23.86	11.02%	3,341	1.19%	1.25%	1.19%	31%
Year Ended December 31, 2011	—	21.79	(2.09%)	2,791	1.20%	1.27%	1.20%	38%
Year Ended December 31, 2010	—	22.49	11.58%	2,629	1.21%	1.36%	1.21%	36%
Year Ended December 31, 2009	—	20.42	21.14%	1,799	1.23%	1.30%	1.23%	43%[5]
Growth Fund
Individual Investor Class
Year Ended December 31, 2013	$—	$17.08	29.61%	$141,698	1.29%	0.18%	1.35%	27%
Year Ended December 31, 2012	—	13.50	13.08%	123,870	1.29%	0.36%	1.44%	21%
Year Ended December 31, 2011	—	11.96	(2.05%)	112,042	1.32%	0.04%	1.47%	20%
Year Ended December 31, 2010	—	12.21	22.22%	111,403	1.41%	(0.28%)	1.57%	25%
Year Ended December 31, 2009	—	9.99	38.94%	94,306	1.45%	(0.08%)	1.78%	39%
Class A
Period Ended December 31, 2013[8]	$—	$17.06	21.58%	$289	1.29%	0.02%	1.35%	27%
Institutional Class
Year Ended December 31, 2013	$—	$17.44	29.93%	$28,590	1.04%	0.48%	1.10%	27%
Year Ended December 31, 2012	—	13.76	13.35%	6,147	1.04%	0.63%	1.19%	21%
Year Ended December 31, 2011	—	12.19	(1.77%)	4,883	1.07%	0.31%	1.22%	20%
Year Ended December 31, 2010	—	12.41	22.51%	3,231	1.16%	(0.04%)	1.32%	25%
Year Ended December 31, 2009	—	10.13	39.34%	2,856	1.20%	0.16%	1.53%	39%
Class R
Year Ended December 31, 2013	$—	$17.03	29.30%	$819	1.54%	(0.07%)	1.60%	27%
Year Ended December 31, 2012	—	13.48	12.80%	489	1.54%	0.11%	1.69%	21%
Year Ended December 31, 2011	—	11.95	(2.37%)	421	1.57%	(0.13%)	1.72%	20%
Year Ended December 31, 2010	—	12.24	21.91%	53	1.66%	(0.49%)	1.82%	25%
Year Ended December 31, 2009	—	10.04	38.67%	4	1.70%	(0.37%)	2.03%	39%
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Financial Highlights, continued

Selected data for a share outstanding throughout each period

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions
Small Cap Fund
Individual Investor Class
Year Ended December 31, 2013	$10.58	$0.10	$4.43	$4.53	$0.11	$1.42	$—	$1.53
Year Ended December 31, 2012	9.65	0.19	1.09	1.28	0.10	0.25	—	0.35
Year Ended December 31, 2011	11.05	0.04	(0.39)	(0.35)	0.09	0.96	—	1.05
Year Ended December 31, 2010	9.29	0.08	2.68	2.76	0.07	0.93	—	1.00
Year Ended December 31, 2009	6.78	(0.03)	2.54	2.51	—	—	—	—
Class A
Period Ended December 31, 2013[5]	$11.83	$0.13	$3.15	$3.28	$0.13	$1.42	$—	$1.55
Institutional Class
Year Ended December 31, 2013	$10.62	$0.15	$4.44	$4.59	$0.14	$1.42	$—	$1.56
Year Ended December 31, 2012	9.69	0.17	1.13	1.30	0.12	0.25	—	0.37
Year Ended December 31, 2011	11.08	0.07	(0.38)	(0.31)	0.12	0.96	—	1.08
Year Ended December 31, 2010	9.31	0.15	2.64	2.79	0.09	0.93	—	1.02
Year Ended December 31, 2009	6.78	(0.02)	2.56	2.54	0.01	—	—	0.01
Class R
Year Ended December 31, 2013	$10.52	$0.08	$4.39	$4.47	$0.09	$1.42	$—	$1.51
Year Ended December 31, 2012	9.61	0.21	1.03	1.24	0.08	0.25	—	0.33
Year Ended December 31, 2011	10.99	0.02	(0.39)	(0.37)	0.05	0.96	—	1.01
Year Ended December 31, 2010	9.26	0.16	2.57	2.73	0.07	0.93	—	1.00
Year Ended December 31, 2009	6.78	(0.05)	2.53	2.48	—	—	—	—
International Fund
Individual Investor Class
Year Ended December 31, 2013	$8.16	$0.13	$1.20	$1.33	$0.13	$—	$—	$0.13
Year Ended December 31, 2012	7.38	0.15	0.79	0.94	0.16	—	—	0.16
Year Ended December 31, 2011	9.10	0.18	(1.75)	(1.57)	0.14	0.01	—	0.15
Year Ended December 31, 2010	8.51	0.10	0.60	0.70	0.11	—	—	0.11
Year Ended December 31, 2009	6.19	0.06	2.34	2.40	0.07	—	0.01	0.08
Institutional Class
Year Ended December 31, 2013	$8.19	$0.16	$1.18	$1.34	$0.15	$—	$—	$0.15
Year Ended December 31, 2012	7.41	0.17	0.79	0.96	0.18	—	—	0.18
Year Ended December 31, 2011	9.12	0.20	(1.74)	(1.54)	0.16	0.01	—	0.17
Year Ended December 31, 2010	8.53	0.12	0.60	0.72	0.13	—	—	0.13
Year Ended December 31, 2009	6.19	—	2.44	2.44	0.09	—	0.01	0.10
Class R
Year Ended December 31, 2013	$8.13	$0.13	$1.16	$1.29	$0.11	$—	$—	$0.11
Year Ended December 31, 2012	7.36	0.14	0.77	0.91	0.14	—	—	0.14
Year Ended December 31, 2011	9.07	0.15	(1.73)	(1.58)	0.12	0.01	—	0.13
Year Ended December 31, 2010	8.50	0.08	0.60	0.68	0.11	—	—	0.11
Year Ended December 31, 2009	6.20	0.07	2.31	2.38	0.07	—	0.01	0.08

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized

5  Per share data is reflected from class inception date of May 1, 2013.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

					Ratios to average net assets[3]
	Redemption Fees	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]
Small Cap Fund
Individual Investor Class
Year Ended December 31, 2013	$—	$13.58	43.24%	$45,890	1.24%	0.75%	1.66%	162%
Year Ended December 31, 2012	—	10.58	13.55%	15,447	1.24%	1.89%	2.20%	166%
Year Ended December 31, 2011	—	9.65	(3.50%)	13,290	1.24%	0.40%	2.71%	161%
Year Ended December 31, 2010	—	11.05	30.17%	9,192	1.24%	0.80%	4.47%	179%
Year Ended December 31, 2009	—	9.29	37.02%	3,266	1.24%	(0.41%)	12.09%	201%
Class A
Period Ended December 31, 2013[5]	$—	$13.56	28.10%	$3,151	1.24%	1.36%	1.66%	162%
Institutional Class
Year Ended December 31, 2013	$—	$13.65	43.64%	$8,507	0.99%	1.10%	1.41%	162%
Year Ended December 31, 2012	—	10.62	13.75%	442	0.99%	1.69%	1.95%	166%
Year Ended December 31, 2011	—	9.69	(3.17%)	627	0.99%	0.67%	2.46%	161%
Year Ended December 31, 2010	—	11.08	30.44%	283	0.99%	1.41%	4.22%	179%
Year Ended December 31, 2009	—	9.31	37.44%	37	0.99%	(0.27%)	11.84%	201%
Class R
Year Ended December 31, 2013	$—	$13.48	42.90%	$621	1.49%	0.58%	1.91%	162%
Year Ended December 31, 2012	—	10.52	13.24%	111	1.49%	2.12%	2.45%	166%
Year Ended December 31, 2011	—	9.61	(3.74%)	46	1.49%	0.15%	2.96%	161%
Year Ended December 31, 2010	—	10.99	29.94%	15	1.49%	1.62%	4.72%	179%
Year Ended December 31, 2009	—	9.26	36.58%	4	1.49%	(0.62%)	12.34%	201%
International Fund
Individual Investor Class
Year Ended December 31, 2013	$—	$9.36	16.50%	$34,598	1.40%	1.47%	1.72%	57%
Year Ended December 31, 2012	—	8.16	12.91%	34,764	1.40%	1.98%	1.77%	43%
Year Ended December 31, 2011	—	7.38	(17.43%)	27,603	1.40%	2.07%	1.95%	34%
Year Ended December 31, 2010	—	9.10	8.37%	23,254	1.40%	1.25%	2.55%	41%
Year Ended December 31, 2009	—	8.51	39.14%	9,768	1.40%	0.83%	7.35%	23%
Institutional Class
Year Ended December 31, 2013	$—	$9.38	16.61%	$10,038	1.15%	1.79%	1.47%	57%
Year Ended December 31, 2012	—	8.19	13.14%	10,135	1.15%	2.25%	1.52%	43%
Year Ended December 31, 2011	—	7.41	(17.08%)	6,210	1.15%	2.32%	1.70%	34%
Year Ended December 31, 2010	—	9.12	8.57%	6,549	1.15%	1.43%	2.30%	41%
Year Ended December 31, 2009	—	8.53	39.70%	2,033	1.15%	0.01%	7.10%	23%
Class R
Year Ended December 31, 2013	$—	$9.31	16.05%	$470	1.65%	1.51%	1.97%	57%
Year Ended December 31, 2012	—	8.13	12.61%	361	1.65%	1.79%	2.02%	43%
Year Ended December 31, 2011	—	7.36	(17.56%)	178	1.65%	1.74%	2.20%	34%
Year Ended December 31, 2010	—	9.07	8.10%	136	1.65%	0.90%	2.80%	41%
Year Ended December 31, 2009	—	8.50	38.65%	14	1.65%	0.96%	7.60%	23%

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Financial Highlights, continued

Selected data for a share outstanding throughout each period

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions
High Yield Bond Fund
Individual Investor Class
Year Ended December 31, 2013	$7.53	$0.46	$0.07	$0.53	$0.48	$0.01	$—	$0.49
Year Ended December 31, 2012	7.20	0.53	0.40	0.93	0.53	0.07	—	0.60
Year Ended December 31, 2011	7.74	0.57	(0.41)	0.16	0.58	0.12	—	0.70
Year Ended December 31, 2010	7.74	0.66	0.10	0.76	0.65	0.11	—	0.76
Year Ended December 31, 2009	6.10	0.64	1.64	2.28	0.64	—	—	0.64
Class A
Period Ended December 31, 2013[6]	$7.67	$0.29	$(0.08)	$0.21	$0.30	$0.01	$—	$0.31
Institutional Class
Year Ended December 31, 2013	$7.50	$0.47	$0.05	$0.52	$0.47	$0.01	$—	$0.48
Year Ended December 31, 2012	7.17	0.55	0.40	0.95	0.55	0.07	—	0.62
Year Ended December 31, 2011	7.72	0.59	(0.43)	0.16	0.59	0.12	—	0.71
Year Ended December 31, 2010	7.70	0.67	0.13	0.80	0.67	0.11	—	0.78
Year Ended December 31, 2009	6.08	0.65	1.62	2.27	0.65	—	—	0.65
Class R
Year Ended December 31, 2013	$7.53	$0.44	$0.05	$0.49	$0.44	$0.01	$—	$0.45
Year Ended December 31, 2012	7.19	0.52	0.41	0.93	0.52	0.07	—	0.59
Year Ended December 31, 2011	7.72	0.55	(0.40)	0.15	0.56	0.12	—	0.68
Year Ended December 31, 2010	7.71	0.63	0.12	0.75	0.63	0.11	—	0.74
Year Ended December 31, 2009	6.08	0.63	1.62	2.25	0.62	—	—	0.62
Global Women's Equality Fund
Individual Investor Class
Year Ended December 31, 2013	$17.67	$0.23	$4.07	$4.30	$0.19	$—	$—	$0.19
Year Ended December 31, 2012	15.90	0.23	1.76	1.99	0.22	—	—	0.22
Year Ended December 31, 2011	17.58	0.21	(1.71)	(1.50)	0.18	—	—	0.18
Year Ended December 31, 2010	15.99	0.10	1.58	1.68	0.09	—	—	0.09
Year Ended December 31, 2009	12.79	0.08	3.20	3.28	0.08	—	0.00[5]	0.08
Institutional Class
Year Ended December 31, 2013	$17.71	$0.29	$4.08	$4.37	$0.22	$—	$—	$0.22
Year Ended December 31, 2012	15.94	0.27	1.77	2.04	0.27	—	—	0.27
Year Ended December 31, 2011	17.62	0.25	(1.71)	(1.46)	0.22	—	—	0.22
Year Ended December 31, 2010	16.03	0.14	1.58	1.72	0.13	—	—	0.13
Year Ended December 31, 2009	12.80	0.12	3.20	3.32	0.09	—	0.00[5]	0.09

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized

5  Rounds to less than $0.01.

6  Per share data is reflected from class inception date of May 1, 2013.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

					Ratios to average net assets[3]
	Redemption Fees	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]
High Yield Bond Fund
Individual Investor Class
Year Ended December 31, 2013	$—	$7.57	6.91%	$472,484	0.96%	6.05%	0.96%	58%
Year Ended December 31, 2012	—	7.53	13.41%	346,071	0.98%	7.20%	0.98%	73%
Year Ended December 31, 2011	—	7.20	2.00%	295,597	0.97%	7.54%	0.97%	49%
Year Ended December 31, 2010	—	7.74	10.35%	296,349	0.99%	8.45%	0.99%	70%
Year Ended December 31, 2009	—	7.74	38.70%	298,915	0.97%	8.88%	1.04%	58%
Class A
Period Ended December 31, 2013[6]	$—	$7.57	2.78%	$786	0.96%	5.87%	0.96%	58%
Institutional Class
Year Ended December 31, 2013	$—	$7.54	7.18%	$187,522	0.71%	6.32%	0.71%	58%
Year Ended December 31, 2012	—	7.50	13.72%	135,382	0.73%	7.46%	0.73%	73%
Year Ended December 31, 2011	—	7.17	2.10%	146,810	0.72%	7.78%	0.72%	49%
Year Ended December 31, 2010	—	7.72	10.92%	119,258	0.74%	8.70%	0.74%	70%
Year Ended December 31, 2009	—	7.70	38.78%	91,606	0.72%	9.12%	0.79%	58%
Class R
Year Ended December 31, 2013	$—	$7.57	6.63%	$694	1.21%	5.82%	1.21%	58%
Year Ended December 31, 2012	—	7.53	13.29%	882	1.23%	6.96%	1.23%	73%
Year Ended December 31, 2011	—	7.19	1.87%	452	1.22%	7.30%	1.22%	49%
Year Ended December 31, 2010	—	7.72	10.23%	214	1.24%	8.21%	1.24%	70%
Year Ended December 31, 2009	—	7.71	38.27%	106	1.22%	8.52%	1.29%	58%
Global Women's Equality Fund
Individual Investor Class
Year Ended December 31, 2013	$—	$21.78	24.56%	$44,461	1.24%	1.17%	1.59%	28%
Year Ended December 31, 2012	—	17.67	12.67%	33,988	1.24%	1.37%	1.69%	35%
Year Ended December 31, 2011	—	15.90	(8.60%)	33,034	1.24%	1.20%	1.68%	114%
Year Ended December 31, 2010	—	17.58	10.54%	35,147	1.24%	0.63%	1.90%	116%
Year Ended December 31, 2009	—	15.99	25.76%	29,537	1.24%	0.58%	2.04%	94%
Institutional Class
Year Ended December 31, 2013	$—	$21.86	24.88%	$1,914	0.99%	1.51%	1.34%	28%
Year Ended December 31, 2012	—	17.71	12.92%	1,295	0.99%	1.56%	1.44%	35%
Year Ended December 31, 2011	—	15.94	(8.35%)	2,719	0.99%	1.47%	1.43%	114%
Year Ended December 31, 2010	—	17.62	10.78%	2,495	0.99%	0.86%	1.65%	116%
Year Ended December 31, 2009	—	16.03	26.11%	2,518	0.99%	0.86%	1.79%	94%

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Financial Highlights, continued

Selected data for a share outstanding throughout each period

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions
Global Environmental Markets Fund
Individual Investor Class
Year Ended December 31, 2013	$9.88	$0.07	$3.07	$3.14	$0.20	$0.02	$—	$0.22
Year Ended December 31, 2012	8.42	0.06	1.55	1.61	0.15	—	—	0.15
Year Ended December 31, 2011	9.63	0.04	(1.04)	(1.00)	—	0.21	—	0.21
Year Ended December 31, 2010	8.69	0.01	0.96	0.97	0.03	—	—	0.03
Year Ended December 31, 2009	6.38	0.03	2.36	2.39	0.08	—	—	0.08
Class A
Period Ended December 31, 2013[5]	$10.75	$(0.02)	$2.29	$2.27	$0.22	$0.02	$—	$0.24
Institutional Class
Year Ended December 31, 2013	$9.92	$0.09	$3.10	$3.19	$0.23	$0.02	$—	$0.25
Year Ended December 31, 2012	8.46	0.08	1.56	1.64	0.18	—	—	0.18
Year Ended December 31, 2011	9.64	0.07	(1.04)	(0.97)	—	0.21	—	0.21
Year Ended December 31, 2010	8.69	0.03	0.97	1.00	0.05	—	—	0.05
Year Ended December 31, 2009	6.38	0.04	2.37	2.41	0.10	—	—	0.10
Class R
Year Ended December 31, 2013	$9.81	$0.05	$3.05	$3.10	$0.18	$0.02	$—	$0.20
Year Ended December 31, 2012	8.37	0.04	1.54	1.58	0.14	—	—	0.14
Year Ended December 31, 2011	9.60	0.02	(1.04)	(1.02)	—	0.21	—	0.21
Year Ended December 31, 2010	8.66	(0.02)[6]	0.97	0.95	0.01	—	—	0.01
Year Ended December 31, 2009	6.37	(0.01)[6]	2.37	2.36	0.07	—	—	0.07

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized

5  Per share data is reflected from class inception date of May 1, 2013.

6  The amount shown for a share outstanding does not correspond with the aggregate net investment income for the period due to the timing of sales and repurchases of the shares in relation to fluctuating market values of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

					Ratios to average net assets[3]
	Redemption Fees	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]
Global Environmental Markets Fund
Individual Investor Class
Year Ended December 31, 2013	$—	$12.80	32.01%	$94,214	1.40%	0.65%	1.54%	20%
Year Ended December 31, 2012	—	9.88	19.27%	46,392	1.40%	0.64%	1.81%	46%
Year Ended December 31, 2011	—	8.42	(10.39%)	33,444	1.40%	0.44%	1.99%	79%
Year Ended December 31, 2010	—	9.63	11.20%	28,210	1.40%	0.09%	2.38%	62%
Year Ended December 31, 2009	—	8.69	37.52%	17,765	1.40%	0.35%	3.78%	81%
Class A
Period Ended December 31, 2013[5]	$—	$12.78	21.32%	$2,188	1.40%	-0.23%	1.54%	20%
Institutional Class
Year Ended December 31, 2013	$—	$12.86	32.37%	$42,878	1.15%	0.78%	1.29%	20%
Year Ended December 31, 2012	—	9.92	19.47%	10,644	1.15%	0.90%	1.56%	46%
Year Ended December 31, 2011	—	8.46	(10.07%)	2,511	1.15%	0.73%	1.74%	79%
Year Ended December 31, 2010	—	9.64	11.56%	1,767	1.15%	0.32%	2.13%	62%
Year Ended December 31, 2009	—	8.69	37.79%	404	1.15%	0.56%	3.53%	81%
Class R
Year Ended December 31, 2013	$—	$12.71	31.72%	$2,476	1.65%	0.42%	1.79%	20%
Year Ended December 31, 2012	—	9.81	18.95%	1,545	1.65%	0.42%	2.06%	46%
Year Ended December 31, 2011	—	8.37	(10.63%)	658	1.65%	0.18%	2.24%	79%
Year Ended December 31, 2010	—	9.60	11.01%	653	1.65%	(0.18%)	2.63%	62%
Year Ended December 31, 2009	—	8.66	37.16%	371	1.65%	(0.17%)	4.03%	81%

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Notes to Financial Statements

Pax World Funds Series Trust I

NOTE A—Organization and Summary of Significant Accounting Policies

Organization Pax World Funds Series Trust I (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts on May 25, 2006. As of December 31, 2013, the Trust offered eleven investment funds.

These financial statements relate only to the Pax World Balanced Fund (the "Balanced Fund"), Pax World Growth Fund (the "Growth Fund"), Pax World Small Cap Fund (the "Small Cap Fund"), Pax World International Fund (the "International Fund"), Pax World High Yield Bond Fund (the "High Yield Bond Fund"), Pax World Global Women's Equality Fund (the "Global Women's Equality Fund"), and Pax World Global Environmental Markets Fund (the "Global Environmental Markets Fund") (each a "Fund", collectively, the "Funds"), each a diversified series of the Trust.

The Global Women's Equality Fund offers two classes of shares—Individual Investor Class shares and Institutional Class shares. The Balanced Fund and International Fund each offer three classes of shares—Individual Investor Class shares, Institutional Class shares and Class R shares. The Growth Fund, Small Cap Fund, High Yield Bond Fund and Global Environmental Markets Fund each offer four classes of shares—Individual Investor Class shares, Class A shares, Institutional Class shares and Class R shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

The Funds seek to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. The Funds avoid investing in companies that their investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.

December 31, 2013

The Balanced Fund's primary investment objective is to seek income and conservation of principal. As a secondary investment objective, the Fund seeks long-term growth of capital. The Fund seeks to achieve its investment objective by investing approximately 60%-75% of its assets in equity securities (such as common stocks, preferred stocks and equity securities convertible into common or preferred stocks) and 25%-40% of the assets in debt securities (including but not limited to debt securities convertible into equity securities).

The Growth Fund's investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stock, preferred stock and securities convertible into common stock and preferred stock) of companies that the Adviser believes have above-average growth prospects.

The Small Cap Fund's investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks and securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization.

The International Fund's investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stock, preferred stocks and securities convertible into common or preferred stocks) of non-U.S. issuers.

The High Yield Bond Fund's primary investment objective is to seek high current income. As a secondary objective, the High Yield Bond Fund seeks capital appreciation. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its total assets in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB- by Standard & Poor's Ratings Group or below Baa3 by Moody's Investors Service and other fixed income securities that, are, in the opinion of the Adviser, of comparable quality (commonly referred to as "junk bonds").

The Global Women's Equality Fund's investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred

December 31, 2013

Notes to Financial Statements, continued

stocks) of companies located around the world, including at least 40% of its net assets in the securities of non-U.S. issuers.

The Global Environmental Markets Fund's investment objective is to seek long term growth of capital by investing in innovative companies around the world whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; environmental support services and waste management technologies; and sustainable food, agriculture and forestry. Under normal market conditions the Fund will primarily invest in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world including at least 40% of its net assets in the securities of non-U.S. issuers.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects this risk of loss to be remote.

Accounting Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments For purposes of calculating the net asset value ("NAV"), determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the "NYSE Close") on the New York Stock Exchange ("NYSE") on each day (a "Business Day") that the NYSE is open for trading, the Funds normally use pricing data for domestic equity securities, including exchange-traded funds, received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. U.S. fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those

December 31, 2013

securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

For the purpose of these financial statements, fair values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Investments denominated in currencies other than the U.S. dollar are converted to U.S. dollars using daily exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds' investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so called "evaluated pricing"). The Board has delegated to the Adviser's Best Execution and Valuation Committee the day-to-day responsibility for making evaluated pricing determinations with respect to Fund holdings. The Best Execution and Valuation Committee is comprised of representatives of the Adviser, including several members of the Portfolio Management team, the Director of Trading, the Chief Compliance Officer and the Chief Financial Officer. One of the functions of the Best Execution and Valuation Committee is to value securities where current and reliable market quotations are not readily available. The Committee meets periodically and reports to the Board at each quarterly meeting regarding any securities for which evaluated pricing was employed during the previous quarter. All actions taken by the Best Execution and Valuation Committee are reviewed and ratified by the Board.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which

December 31, 2013

Notes to Financial Statements, continued

may recommend fair value prices or adjustments with reference to other securities, indices or assets. Various factors may be considered in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time at which Funds' net asset value is determined; and changes in overall market conditions. At December 31, 2013, five securities were assigned management appraised fair valuations in good faith pursuant to policies and procedures approved by the Board of Trustees. The Balanced Fund held two securities fair valued at $748,566 representing 0.04% of the Fund's net asset value, the High Yield Bond Fund held two securities fair valued at $0, representing 0.00% of the Fund's net asset value, and the International Fund held one security fair valued at $81,655 representing 0.18% of the Fund's net asset value.

For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds' fair value pricing procedures require the Funds to consider changes in the fair value of non-U.S. securities between the time of the closing of the local market's exchange and the close of the NYSE. Generally, if there has been a movement in the U.S. market that exceeds a specified threshold, the Funds will assess whether the closing price on the local exchange is still appropriate. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds' fair value pricing procedures may differ from recent market prices for the investment.

Fair Value Measurements Fair value is defined as the price that the Fund would receive upon selling an investment in orderly transaction between market participants. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

December 31, 2013

•  Level 2 – other significant observable inputs (including securities valued at amortized cost, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a general summary of valuation inputs and classifications for different categories of securities.

Equity Securities Equity securities, including common stocks , preferred stocks and exchange-traded funds, for which market quotations are readily available, valued at the last reported sale price or official closing price as reported by an independent pricing service, are generally categorized as Level 1 in the hierarchy. Non-U.S. equity securities may also be valued at official close, or may be valued based on the fair value pricing procedures noted above. When third-party fair value pricing of foreign securities methods are applied, they are generally categorized as Level 2. To the extent that inputs for equity securities are unobservable, values are categorized as Level 3 in the hierarchy.

Fixed Income Securities Fixed income securities, including corporate Bonds (both investment-grade and high-yield), U.S. Treasury Obligations, Government Bonds, Mortgage-Backed and Asset-Backed Securities and Municipal Bonds, are valued at evaluated prices received from independent pricing services, which are evaluated using various inputs and techniques which may include trade activity, broker-dealer quotes, yield curves, coupon rates, default rates, cash flows, models and other inputs, and are generally categorized as Level 2 in the hierarchy. To the extent that inputs for fixed income securities are unobservable, values are categorized as Level 3 in the hierarchy.

Mutual Fund Investments Investments in mutual funds are valued at the Funds' closing net asset value and are generally categorized as Level 1.

December 31, 2013

Notes to Financial Statements, continued

Short-term Investments Short-term securities, including repurchase agreements, with remaining maturities of 60 days or less, which are valued at amortized cost, are generally categorized as Level 2 in the hierarchy.

Option Contracts Options on equity securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service, and are generally categorized as Level 1 in the hierarchy.

The following is a summary of the inputs used to value the Funds' net assets as of December 31, 2013:

	Level 1	Level 2	Level 3	Totals
Balanced
Common Stocks—Domestic	$1,142,358,412	$—	$—	$1,142,358,412
Common Stocks—Foreign	96,110,696	31,766,892	—	127,877,588
Affiliated Investment Companies	19,635,676	—	—	19,635,676
Exchange Traded Funds	6,015,396	—	—	6,015,396
Community Investment Notes	—	3,000,000	748,566	3,748,566
Corporate Bonds	—	193,512,478	—	193,512,478
U.S. Govt Agency Bonds	—	142,969,822	—	142,969,822
Government Bonds	—	11,696,903	—	11,696,903
Municipal Bonds	—	18,381,183	—	18,381,183
U.S. Treasury Notes	—	233,133,374	—	233,133,374
Mortgage-Backed Securities	—	96,027,613	—	96,027,613
Cash Equivalents	15,897,918	1,705,070	—	17,602,988
Equity Call/Put Options Written	(5,775,000)	—	—	(5,775,000)
Total	$1,274,243,098	$732,193,335	$748,566	$2,007,184,999
Growth
Common Stocks—Domestic	$153,517,616	$—	$—	$153,517,616
Common Stocks—Foreign	11,274,843	5,043,340	—	16,318,183
Cash Equivalents	3,348,893	1,441,000	—	4,789,893
Equity Call/Put Options Written	(44)	—	—	(44)
Total	$168,141,308	$6,484,340	$—	$174,625,648
Small Cap
Common Stocks—Domestic	$53,886,772	$—	$—	$53,886,772
Common Stocks—Foreign	2,137,489	—	—	2,137,489
Cash Equivalents	1,532,764	133,000	—	1,665,764
Total	$57,557,025	$133,000	$—	$57,690,025

December 31, 2013

	Level 1	Level 2	Level 3	Totals
International
Common Stocks—Foreign	$11,090,430	$31,782,261	$81,655	$42,954,346
Rights	24,241	—	—	24,241
Exchange Traded Funds	791,071	—	—	791,071
Cash Equivalents	2,680,447	1,324,000	—	4,004,447
Total	$14,586,189	$33,106,261	$81,655	$47,774,105
High Yield Bond
Common Stocks—Domestic	$29,580	$—	$—	$29,580
Preferred Stocks	4,854,500	—	—	4,854,500
Exchange Traded Funds	16,210,236	—	—	16,210,236
Corporate Bonds	—	598,881,987	0	598,881,987
Loans	—	20,871,559	—	20,871,559
Warrants	—	—	0	0
Cash Equivalents	37,992,728	4,037,612	—	42,030,340
Securities Sold Short	(3,371,550)	—	—	(3,371,550)
Total	$55,715,494	$623,791,158	$0	$679,506,652
Global Women's Equality
Common Stocks—Domestic	$24,595,324	$—	$—	$24,595,324
Common Stocks—Foreign	6,758,020	13,638,811	—	20,396,831
Community Investments	—	150,000	—	150,000
Cash Equivalents	612,103	1,209,000	—	1,821,103
Total	$31,965,447	$14,997,811	$—	$46,963,258
Global Environmental Markets
Common Stocks—Domestic	$50,922,264	$—	$—	$50,922,264
Common Stocks—Foreign	12,595,322	72,919,092	—	85,514,414
Total	$63,517,586	$72,919,092	$—	$136,436,678

December 31, 2013

Notes to Financial Statements, continued

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

International
Common Stock
Balance as of December 31, 2012	$25,557
Realized gain (loss)	—
Amortization of premium	—
Change in unrealized appreciation (depreciation)	56,098
Purchases	—
Sales	—
Transfers in to and/or out of Level Three	—
Balance as of December 31, 2013	$81,655

	Balanced	High Yield Bond
Bonds and Notes
Balance as of December 31, 2012	$2,255,588	$0
Realized gain (loss)	—	—
Amortization of premium	—	(151,482)
Change in unrealized appreciation (depreciation)	(7,022)	84,717
Purchases	500,000	66,765
Sales	(2,000,000)	—
Transfers in to and/or out of Level Three	—	—
Balance as of December 31, 2013	$748,566	$0

Transfers in and out of Levels during the period are assumed to be transferred on the last day of the period at their current value. During the period, Level 1 to Level 2 transfers were: $394,239 for the International Fund and Level 2 to Level 1 transfers were: $660,476 for the International Fund and $2,302,881 for the Global Environmental Markets Funds due to utilization of the pricing vendor's fair value pricing of foreign securities.

Significant unobservable inputs were used by three Funds for Level 3 fair value measurements. The Balanced Fund holds positions in Community Investment notes which are valued based on quarterly financial statements adjusted for any changes in credit quality indicated in such financial statements. The International Fund holds an equity security which has been delisted from the Hong Kong exchange. The security is valued based on the Hong Kong

December 31, 2013

equivalent value of an affiliated U.S. dollar-denominated security which continues to trade in a secondary market.

Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings.

Investment Income Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.

Distributions to Shareholders Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates. The Balanced Fund, Growth Fund, Small Cap Fund, International Fund, Global Women's Equality Fund and Global Environmental Markets Fund expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually. The High Yield Bond Fund expects to pay dividends of net investment income, if any, monthly and to make distributions of capital gains, if any, at least annually. A shareholder begins earning dividends on High Yield Bond Fund shares the day after the Fund receives his or her purchase payment. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Class Accounting Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. Each Fund has adopted a 12b-1 plan, applicable to certain classes of each of the Funds. Expenses of the Funds that are directly identifiable to a specific Fund, such as transfer agent fees, custody fees and registration fees, are applied to that Fund. Expenses that are not readily identifiable to a specific Fund, such as printing expense, Trustees' fees and legal fees, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Investment income, realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class of shares.

December 31, 2013

Notes to Financial Statements, continued

Federal Income Taxes Each of the Funds intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. Federal income tax purposes.

Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

Non-U.S. Securities Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some of the Fund's investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; fluctuation in foreign currency exchange rates and the possible imposition of currency exchange controls. If the Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

Securities Lending Each of the Funds may lend their securities pursuant to a securities lending agreement (Lending Agreement) with State Street Bank and Trust Company. Initial security loans made pursuant to the Lending Agreement are required to be secured by collateral not less than the percentage specified

December 31, 2013

in the agreement, ranging from 102% to 105%, depending on the types of securities. Cash collateral received is invested in the State Street Institutional U.S. Government Money Market Fund, a registered Rule 2a-7 money market fund. Borrowers may also pledge non-cash collateral within the guidelines for acceptable forms of non-cash collateral approved by the Board of Trustees. At December 31, 2013, non-cash collateral consisted of U.S. Treasuries and short-term U.S. Government Agency obligations.

The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. The primary risk associated with securities lending is if the Borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. Upon default, the Funds have the right to offset the securities loaned with the collateral that is held at the Borrower. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities.

A portion of the income generated upon investment of the collateral is remitted to the borrower and the remainder is allocated between the Funds and the lending agent. The Funds record security lending income net of such allocation. The Funds continue to receive dividends on the securities loaned, which are accounted for in the same manner as other dividend and interest income.

As of December 31, 2013, the value of securities loaned, payable on collateral due to brokers and non-cash collateral pledged by brokers were as follows:

Fund	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Non-Cash Collateral Value	Over Collateralized
Balanced	$161,455,036	$15,631,514	$148,620,977	$2,797,455
Growth	26,099,451	3,348,893	23,232,340	481,782
Small Cap	1,596,780	1,532,764	102,573	38,557
International	2,630,954	2,680,447	—	49,493
High Yield Bond	37,628,150	37,992,728	394,687	759,265
Global Women's Equality	1,980,903	612,103	1,399,919	31,119

December 31, 2013

Notes to Financial Statements, continued

Short Sales A Fund may engage in short sales, whereby it sells a security it generally does not own (the security is borrowed) when a portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. To complete a short sale transaction, the Fund will borrow the security to deliver it to the purchaser and buy that same security in the market at a later time to return it to the lender. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

The initial amount of a short sale is recorded as a liability, which is marked to market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. For a short against the box, as the security's price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security's price rises. The Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are recorded as an expense of the Fund. Short sales held by the High Yield Bond Fund are fully collateralized by restricted cash or other securities. At December 31, 2013, $3,358,250 in cash was segregated and restricted to cover collateral requirements. Short positions held at the end of the period are disclosed in the footnotes to the Schedules of Investments.

NOTE B—Investment Advisory Fee and Transactions with Affiliated and Other Parties

The Trust has entered into an Investment Advisory Contract (the "Agreement") with Pax World Management LLC (the "Adviser"). Pursuant to the terms of the agreement, the Adviser, subject to the supervision of the Board of Trustees of the Trust, is responsible for managing the assets of the Funds in accordance with the Funds' investment objective, investment programs and policies.

December 31, 2013

Pursuant to the Agreement the Adviser has contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Adviser also has contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Adviser at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

	Average Net Asset Value of Fund
Fund	Up to $25M	Over $25M
Balanced	0.75%	0.50%
Fund		Annual Rate
Growth		0.75%
Small Cap		0.75%
International		0.85%
High Yield Bond		0.50%
Global Women's Equality		0.75%
Global Environmental Markets		0.90%

For the period ended December 31, 2013, the Funds incurred the following advisory fees:

Fund	Amount
Balanced	$9,639,578
Growth	1,119,051
Small Cap	233,718
International	376,152
High Yield Bond	2,839,839
Global Women's Equality	305,869
Global Environmental Markets	814,363

December 31, 2013

Notes to Financial Statements, continued

The Adviser has contractually agreed to reimburse Funds to the extent that each Fund's respective expenses exceed, on an annual basis, the following percentages of average daily net assets:

Fund	Individual Investor	Class A	Institutional	Class R
Growth	1.29%	1.29%	1.04%	1.54%
Small Cap	1.24%	1.24%	0.99%	1.49%
International	1.40%		1.15%	1.65%
Global Women's Equality	1.24%		0.99%
Global Environmental Markets	1.40%	1.40%	1.15%	1.65%

The Adviser has contractually agreed to reimburse expenses to the extent they exceed the expense caps indicated until at least December 31, 2015.

Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Trustees; (iii) the fees of the Funds' custodian and transfer agent; (iv) the fees of the Funds' legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Board of Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

For the period ended December 31, 2013, the dollar amount of expense reimbursements and fee waivers for each of the Funds were as follows:

	Total Expenses Reimbursed by Adviser
Fund	Individual Investor	Class A	Institutional	Class R
Growth	$79,427	$47	$14,025	$393
Small Cap	111,506	1,960	15,835	1,106
International	106,434		34,827	1,367
Global Women's Equality	136,670		5,485
Global Environmental Markets	95,607	500	28,293	2,738

In addition, the Adviser voluntarily waived $54,975 of its management fee from the Balanced Fund related to the Fund's investment in an affiliate.

The Trust has adopted a plan ("Plan") pursuant to Rule 12b-1 under the Act that allows the Funds to pay distribution fees for the sale and distribution of certain shares as described below and for personal services rendered to the

December 31, 2013

Fund shareholders in connection with the maintenance of shareholder accounts. Under the Plan, each Fund will pay its Distributor a Distribution Fee equal to 0.25% of the annual average daily net assets attributable to the Individual Investor Class shares and 0.50% of the annual average daily net assets attributable to the R Class shares. The Distributor may pay all or any portion of the Distribution Fee to securities dealers or Other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of indicated shares of such Fund, or for providing personal services to investors in the indicated shares of such Fund and/or the maintenance of shareholder accounts, and may retain all or any portion of the Distribution Fee as compensation for the Distributor's services as principal underwriter of the indicated shares of such Fund.

Several individuals who are officers and/or Trustees of the Trust are also employees of the Adviser.

NOTE C—Investment Information

Purchases and proceeds from sales of investments for the Funds for the period ended December 31, 2013 were as follows:

	Purchases		Sales
Fund	Investments*	U.S. Govt Bonds	Investments*	U.S. Govt Bonds
Balanced	$788,418,102	$381,577,011	$1,096,121,289	$159,341,139
Growth	41,786,000	—	39,378,273	—
Small Cap	80,215,578	—	49,922,357	—
International	25,186,041	—	32,321,854	—
High Yield Bond	496,357,379	—	313,353,046	—
Global Women's Equality	12,867,447	—	11,249,928	—
Global Environmental Markets	74,580,928	—	17,940,352	—

*Excluding short-term investments and U.S. Government bonds.

December 31, 2013

Notes to Financial Statements, continued

For federal income tax purposes, the identified cost of investments owned at December 31, 2013 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of December 31, 2013 were as follows for the Funds:

	Identified cost of investments for Federal income tax basis	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Balanced	$1,694,891,718	$331,861,119	$13,792,838	$318,068,281
Growth	116,319,752	59,986,640	1,680,700	58,305,940
Small Cap	53,354,278	4,598,700	262,953	4,335,747
International	40,710,145	8,283,523	1,219,562	7,063,960
High Yield Bond	666,945,859	24,651,178	8,718,835	15,932,343
Global Women's Equality	37,073,140	10,612,927	722,809	9,890,118
Global Environmental Markets	107,314,356	30,144,728	1,022,406	29,122,322

The differences between federal income tax basis and the financial statement cost is due to tax treatment of ETFs, PFICs and deferral of losses on wash sales.

At December 31, 2013, the Balanced Fund, Growth Fund, International Fund, High Yield Bond Fund, Global Women's Equality Fund and Global Environmental Markets Fund had unrealized foreign currency gains of $3,784; $1,067; $1,508; $11,422; $797 and $880, respectively.

Options Transactions The Funds may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities. The Funds generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon the exercise of the option.

Options are valued daily based upon the last sale price of the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding call or put options are noted in the Schedules of Investments. Contracts subject to call or put, expiration date,

December 31, 2013

exercise price, premium received and market value are detailed in the notes to the Schedules of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Realized gains and losses are reported in the Statements of Operations.

There are risks associated with transactions in options on securities. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases above the exercise price and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security continues to decrease after the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction before the exercise date if a liquid secondary market does not exist.

Written option activity for the period ended December 31, 2013 is as follows:

	Outstanding at 12/31/12	Written	Closed	Expired	Exercised	Outstanding at 12/31/13
Balanced Fund
Call Options
Number of contracts	2,000	3,463	(1,663)	(1,965)	(35)	1,800
Premiums received	$710,770	$1,650,178	$(901,566)	$(696,700)	$(14,070)	$748,612
Growth Fund
Put Options
Number of contracts	11	—	—	—		11
Premiums received	$30,642	$—	$—	$—	$—	$30,642

The Balanced Fund and the Growth Fund held equity option contracts as of December 31, 2013. The fair value of such contracts (not accounted for as hedging instruments under Financial Accounting Standards Board ("FASB") Standards of Codification Topic 815 ("ASC 815") and whose primary underlying risk exposure is equity risk at December 31, 2013 was as follows:

	Purchased Equity Options Asset Derivatives Fair Value[1]	Written Equity Options Liability Derivatives Fair Value[2]
Balanced Fund	$—	$5,775,000
Growth Fund	—	44

1Statement of Assets and Liabilities location: Investments, at value

2Statement of Assets and Liabilities location: Options written, at value

December 31, 2013

Notes to Financial Statements, continued

	Realized Gain (Loss) on Derivatives Recognized in Income[3]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income[4]
Written Options
Balanced Fund	$1,316,444	$(4,485,158)
Growth Fund	—	25,971

3Statement of Operations location: Purchased options—Net realized gain (loss) on Investments; Written options—Net realized gain (loss) on Option contracts written

4Statement of Operations location: Purchased options—Change in unrealized appreciation (depreciation) on Investments; Written options—Change in unrealized appreciation (depreciation) on Option contracts written

In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11: Disclosures about Offsetting Assets and Liabilities ("netting") on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information is intended to enable users of the Fund's financial statements with fiscal years beginning on or at January 1, 2013. Since these amended principles require additional disclosures concerning offsetting and related arrangements, adoption did not affect the Fund's financial condition or result of operations.

The following tables set forth the Fund's net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2013:

Derivative Liabilities:	Gross Amount of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities[1]	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities
Equity Options Written
Balanced	$5,775,000	$—	$5,775,000
Growth	44	—	44
Total	$5,775,044	$—	$5,775,044

1There is no collateral held at the counterparty for these positions that would be offset by a master netting agreement that the Funds have with the counterparty.

December 31, 2013

Affiliated Investments The term "affiliated company" includes other investment companies that are managed by a Fund's Adviser. At December 31, 2013, the Balanced Fund held 656,492 shares of the Pax MSCI EAFE ESG Index ETF, valued at $19,635,676. During the period, gross additions to the affiliated position were $17,782,854 and there were no reductions. The Fund received $250,963 in income distributions from this investment in an affiliate during the period.

Repurchase Agreements The Funds may enter into repurchase agreements with institutions that the Adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The collateral is held by a third party, which the Funds may not recall. A Fund bears the risk of loss in the event the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted and Illiquid Securities The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 ("the Act") which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Board of Trustees. At December 31, 2013, the Balanced Fund held $8,793,300 or 0.44% of net assets and the High Yield Bond Fund held $316,032,807 or 47.78% of net assets in securities exempt from registration under Rule 144A of the Act.

At December 31, 2013, the Balanced Fund held $4,304,970 of illiquid securities representing 0.22% of net assets; the International Fund held $81,655 of illiquid securities representing 0.20% of net assets; and the High Yield Bond Fund held $28,126,168 of illiquid securities, representing 4.25% of net assets. The Fund will classify as "illiquid" all securities that may no longer be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such security for the purpose of calculating the Fund's net asset value. Illiquid investments may

December 31, 2013

Notes to Financial Statements, continued

include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Fund may experience difficulty in closing out positions at prevailing market prices.

Additional information on illiquid securities held at December 31, 2013, is as follows:

Security	Acquisition Date Range	Cost	Market Value
Balanced Fund
America Movil SAB de CV, 9.000%, 01/15/16	11/20/06-02/08/07	$4,824,770	$4,304,970
International Fund
Chaoda Modern Agriculture (Holdings), Ltd.	03/22/11-07/19/11	$377,812	$81,655
High Yield Bond Fund
America Movil SAB de CV, 9.000%, 01/15/16	10/05/07-02/12/09	$1,975,052	$2,069,697
Charlotte Russe, Inc., 6.750%, 05/21/19	05/21/13-11/20/13	9,856,639	9,840,309
FPL Energy National Wind Portfolio LLC, 144A, 6.125%, 03/25/19	02/16/05-06/28/05	286,494	275,298
Human Touch LLC/Interactive Health Finance, 144A, 15.000%, 03/30/14	03/19/04-10/01/13	532,305	—
Hyva Global BV, 144A, 8.625%, 03/24/16	01/10/13-01/10/13	1,978,930	2,030,000
Interactive Health (Warrant)	03/19/04-01/20/05	—	—
Maxcom Telecomunicaciones SAB de CV, 11.000%, 12/15/14	10/11/13-10/11/13	—	—
Maxcom Telecomunicaciones SAB de CV, 6.000%, 06/15/20	07/08/09-10/11/13	3,972,206	3,482,700
Ormat Funding Corp., 8.250%, 12/30/20	02/06/04-01/06/05	455,149	435,914
Pacnet, Ltd., 144A, 9.250%, 11/09/15	11/05/10-04/08/11	6,846,178	7,082,250
Tempel Steel Co., 144A, 12.000%, 08/15/16	05/08/13-05/08/13	2,950,004	2,910,000

NOTE D—Tax Information

For financial reporting purposes, the capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and tax treatment related to investments in REITs, ETFs and PFICs.

December 31, 2013

For the year ended December 31, 2013, the Funds recorded the following reclassifications:

	Undistributed net investment income	Accumulated net realized gain (loss)
Balanced	$(89,598)	$89,598
Growth	(72,980)	72,980
Small Cap	(51,744)	51,744
International	91,624	(91,624)
High Yield Bond	652,278	(652,278)
Global Women's Equality	(27,035)	27,035
Global Environmental Markets	1,259,474	(1,259,474)

Net assets were not affected by these reclassifications.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. In addition to permanent differences previously noted, temporary differences may arise from recognition of certain items of income, expense, gain or loss in different periods for financial reporting and tax purposes. Such differences will reverse at some time in the future. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. For tax purposes, short-term capital gains are considered ordinary income.

The tax character of distributions paid during 2013 and 2012 was as follows:

	Distributions paid in 2013		Distributions paid in 2012
Fund	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Balanced	$31,603,300	$195,445,646	$29,205,788	$—
Growth	378,780	3,610,350	250,000	—
Small Cap	4,996,573	651,090	487,747	39,283
International	678,342	—	892,428	—
High Yield Bond	35,226,239	—	35,472,659	4,076,819
Global Women's Equality	411,705	—	454,048	—
Global Environmental Markets	1,988,554	223,017	865,487	—

December 31, 2013

Notes to Financial Statements, continued

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term capital gain	Other temporary differences	Net unrealized appreciation (depreciation)
Balanced	$14,337,839	$22,656,228	$—	$313,045,677
Growth	4,094	902,894	—	58,337,604
Small Cap	880,996	222,985	—	4,335,747
International	49,295	—	(2,938,235)	7,065,468
High Yield Bond	747,642	—	(3,021,401)	15,729,394
Global Women's Equality	71,556	—	(1,900,259)	9,890,915
Global Environmental Markets	465,888	729,756	—	29,123,202

The RIC Modernization Act of 2010 (the "Act") was signed into law on December 22, 2010. Under the Act, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, losses incurred post-enactment will be required to be utilized prior to the losses incurred in pre-enactment years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses, rather than being considered as all short-term as under previous law.

In 2013, the Funds utilized prior carryforward losses and carried forward remaining losses as follows:

	Capital Loss Carryforwards	Expires	No Expiration		Total Carryforward
Fund	Utilized in 2013	in 2017	Short-Term	Long-term	Loss Remaining
Growth	$2,507,832	$—	$—	$—	$—
International	2,583,604	—	379,937	2,558,298	2,938,235
High Yield Bond	—	—	439,773	2,581,628	3,021,401
Global Women's Equality	869,700	1,657,238	243,021	—	1,900,259
Global Environmental Markets	1,377,238	—	—	—	—

Uncertain Tax Position Management has analyzed the Funds' tax positions taken for all open tax years which remain subject to examination by the Funds' major tax jurisdictions (years 2009 through 2012). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. Management has concluded that, as of and

December 31, 2013

during the period ended December 31, 2013, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.

NOTE E—Subsequent Events

On December 11, 2013, Pax World Funds Series Trust I announced that the Trustees of each of Pax World Funds Series Trust I and Pax World Funds Trust II approved the merger of each of the Pax World International Fund and Pax MSCI EAFE ESG Index ETF ("EAPS") into Pax MSCI International ESG Index Fund (the "New International Fund"), a newly-formed series of Pax World Funds Series Trust I that will seek investment returns, before fees and expenses, that closely correspond to the price and yield performance of the MSCI EAFE ESG Index, and will otherwise have the same investment objective, policies and restrictions as EAPS, but will be a "traditional" open-end mutual fund, rather than an exchange-traded fund. EAPS will be the accounting survivor of the merger. In connection with these approvals, the Trustees also approved an amendment to the contractual agreement of Pax World Management LLC to reimburse certain operating expenses of the International Fund to exclude therefrom expenses associated with the proposed mergers. The merger is expected to take place in the first half of the 2014, providing that the shareholders of the Pax World International Fund approve the merger. The shareholders of the International Fund received a Proxy/Information Statement/Prospectus and commenced voting during the first quarter of 2014. Due to the fact that the fund surviving the reorganization will have investment objectives, policies and restrictions identical to those of EAPS, shareholders of EAPS were not asked to vote on the reorganization.

December 31, 2013

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Pax World Funds Series Trust I:

We have audited the accompanying statements of assets and liabilities of Pax World Balanced Fund, Pax World Growth Fund, Pax World Small Cap Fund, Pax World International Fund, Pax World High Yield Bond Fund, Pax World Global Women's Equality Fund, and Pax World Global Environmental Markets Fund (collectively, the "Funds") (seven of the eleven funds constituting the Pax World Funds Series Trust I), including the schedules of investments, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pax World Balanced Fund, Pax World Growth Fund, Pax World Small Cap Fund, Pax World International Fund, Pax World High Yield Bond Fund, Pax World Global Women's Equality Fund, and Pax World Global Environmental Markets Fund of Pax World Funds Series Trust I at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 24, 2014

December 31, 2013

Notes to Financial Statements, continued

Proxy Voting (Unaudited)

You may obtain a description of the Funds' policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 800.767.1729 or on the SEC's website at www.sec.gov.

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at 800.767.1729 or visiting Pax World's website at www.paxworld.com and will be available without charge by visiting the SEC's website at www.sec.gov.

Quarterly Portfolio Holdings Disclosure (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Qs are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Information contained in each Fund's Form N-Qs may also be obtained by visiting Pax World's website at www.paxworld.com or telephoning Pax World (toll-free) at 800.767.1729.

December 31, 2013

Notes to Financial Statements, continued

Federal Tax Information (Unaudited)

The percentages of ordinary income distributed by each of the Funds that is Qualified Dividend Income (QDI) and that qualifies for the corporate dividends received deduction (DRD) are as follows:

	QDI %	DRD %
Balanced	95.86%	100.00%
Growth	100.00%	100.00%
Small Cap	100.00%	100.00%
International	100.00%	0.89%
High Yield Bond	1.50%	1.01%
Global Women's Equality	100.00%	79.46%
Global Environmental Markets	100.00%	20.02%

Management of the Funds (Unaudited)

The business of the Trust is managed under the direction of the Trust's Board of Trustees. The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and the Trust. The Trust's Board of Trustees oversees the Adviser and decides upon matters of general policy. The Board of Trustees meets at least four (4) times per year, and reviews the performance and operations of the Funds. The Adviser, either directly or through others selected by the Adviser, furnishes daily investment advisory services.

Officers/Trustees

The following table reflects the name and age, position(s) held with the Trust, the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held, and the number of portfolios overseen in the Pax World Fund Family of those persons who were the trustees and/or officers of the Funds on December 31, 2013. The trustees and officers set forth in the first table below (Interested Trustees and Officers) are considered interested persons under the 1940 Act by virtue of their position or affiliation with the Adviser. The trustees in the second table (Disinterested Trustees) are not considered interested persons and have no affiliation with the Adviser. The business address of each trustee and officer is 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.

December 31, 2013

None of the officers or trustees of the Funds are related to one another by blood, marriage or adoption. The aggregate remuneration paid by each Fund during the period covered by the report to (i) all Trustees and all members of any advisory board for regular compensation; (ii) each Trustee and each member of an advisory board for special compensation; (iii) all officers; and (iv) each person of whom any officer or Trustee of the Fund is an affiliated person is as follows: Pax World Balanced Fund, $120,364; Pax World Growth Fund, $21,728; Pax World Small Cap Fund, $15,156; Pax World International Fund, $15,876; Pax World High Yield Bond Fund, $45,259; Pax World Global Women's Equality Fund, $15,689; and Pax World Global Environmental Markets Fund, $18,458.

December 31, 2013

Interested Trustees and Officers

Name and Age	Position(s) Held with the Trust; Term of Office[1], and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee or Officer	Number of Portfolios overseen
Laurence A. Shadek (64)	Trustee (since 2006)	Chairman of the Board of the Adviser (1996-present); Executive Vice-President of Wellington Shields & Co. LLC or its predecessor (1986-present); Executive Vice President of Pax World Money Market Fund (1998-2008); Chairman of the Board of Directors of the Pax World Balanced Fund (1996-2006), Pax World Growth Fund (1997-2006), and Pax World High Yield Bond Fund (1999-2006); member of the Board of Trustees of Franklin & Marshall College (1998-present).	12
Joseph Keefe (60)	Trustee, Chief Executive Officer (since 2006)	Chief Executive Officer (2005-present) and President (2006-present) of the Adviser; Chair of Board, Women Thrive Worldwide (2009-present); member of the Boards of Directors of Americans for Campaign Reform (2003-2013), On Belay (2006-2011) and the Social Investment Forum (2000-2006).	12
John Boese (50)	Chief Compliance Officer (since 2006)

Chief Compliance Officer of the Adviser (2006-present); Chief Compliance Officer for Pax World Funds Trust II (2008-present); Vice President and Chief Regulatory Officer of the Boston Stock Exchange, Boston, MA (2000-2006).

			N/A
Maureen Conley (51)	Secretary (since 2006)	Senior Vice President of Shareholder Services/Operations (2005-present) and Manager of Shareholder Services (2000-2005) for the Adviser; Secretary Pax World Funds Trust II (2008-present).	N/A
Alicia K. DuBois (54)	Treasurer (since 2006)

Chief Financial Officer for the Adviser (2006-present); Treasurer for Pax World Funds Trust II (2008-present); Assistant Treasurer for both Jefferson Pilot Investment Advisory Corp. and Jefferson Pilot Variable Fund, Inc. (2001-2006); and Assistant Vice President at Lincoln Financial Group (formerly Jefferson-Pilot Corp.) (2005-2006).

			N/A
Scott LaBreche (41)	Assistant Treasurer (since 2010)

Assistant Treasurer for Pax World Funds Trust II (2010-present); Director, Portfolio Analysis & Reporting for the Adviser (2009-present), Fund Administration Manager & Portfolio Analyst for the Adviser (2007-2009), Securities Fund Analyst, Lincoln Financial Group (formerly Jefferson Pilot Financial) (2000-2007).

			N/A
Adrian P. Anderson (59)[2]	Trustee (since 2007)	Chief Executive Officer of North Point Advisors, LLC (2004-present); Senior Consultant of Gray and Co. (1999-2004).	12

December 31, 2013

Disinterested Trustees

Name and Age	Position(s) Held with the Trust; Term of Office[1], and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee or Officer	Number of Portfolios overseen
Carl H. Doerge, Jr. (75)[2]	Chairman of the Board of Trustees; Trustee (since 2006)	Private investor (1995-present); member of the Board of Trustees and Finance Committee for Hobe Sound Nature Center (2010-present); member of the Board of Directors (1998-present) and Chairman of the Investment Committee (1999-present) of St. Johnland Nursing Home in Kings Park, NY.	12
Cynthia Hargadon (58)[3]	Trustee (since 2006)	Senior Consultant and Partner of North Point Advisors, LLC (2003-2006, 2010-present); Managing Director of CRA Rogers Casey (2006-2010).	12
Louis F. Laucirica (72)[2]	Trustee (since 2006)	Associate Dean and Director of Undergraduate Studies of Stevens Institute of Technology, Howe School (1999-2010).	12
John L. Liechty (59)[3]	Trustee (since 2010)	Principal, Integrated Investment Solutions (2009-present); Principal, Integrated Financial Planning (2010-present); President and CEO, MMA Praxis Mutual Funds (1997-2008).	12
Nancy S. Taylor (58)[3]	Trustee (since 2006)	Senior Minister, Old South Church in Boston, MA (2005-present); Trustee, Andover Newton Theological School (2002-present); Chair of the Board of Trustees of Andover Newton Theological School; Board of Managers, Old South Meeting House (2005-present); Director, Ecclesia Ministries, a ministry to Boston's homeless population (2003-present).	12

1Trustees of the Funds hold office until a successor is chosen and qualifies. Officers of the Funds are appointed by the Board of Trustees and hold office until a successor is chosen and qualifies.

2Designates a member of the Audit Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Audit Committee meets on at least a quarterly basis.

3Designates a member of the Nomination, Compensation & Compliance Committee. The Nomination, Compensation & Compliance Committee is responsible for considering and recommending Board candidates, reviewing and recommending Board compensation, and overseeing regulatory and fiduciary compliance matters. The Nomination, Compensation & Compliance Committee meets on at least a quarterly basis.

December 31, 2013

The Statement of Additional Information includes additional information about the trustees and is available upon request without charge by calling 800.767.1729 between the hours of 9:00 a.m. and 6:00 p.m. Eastern time or by visiting our website at www.paxworld.com.

December 31, 2013

Account Options and Services

At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.

Types of Accounts

Regular Accounts: Individual, business and trust accounts are available for all Pax World Funds.

Traditional IRA Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.

Roth IRA Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.

SIMPLE IRA This is an easy-to maintain retirement plan designed for small businesses.

SEP IRA This is an employer funded retirement plan popular with small businesses and self-employed persons.

Education Savings Account & Uniform Gift to Minors Account (UGMA) These plans provide excellent ways to save for a child's education.

Services

Automatic Investment Plan You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. Automatic investment plans do not assure a profit and do not protect against loss in declining markets.

Online Account Access Utilizing a unique ID number and PIN, you can access your Pax World account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.

www.paxworld.com Learn all about Pax World through our web site! You can check Fund performance, read about our portfolio managers, view Connection—our quarterly newsletter, and see how Pax World voted on various proxies for the companies in our portfolios.

Please note that the information contained herein does not constitute tax advice. Always consult your tax advisor before making any tax-related investment decisions.

This annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds' investment objectives, risks and charges and expenses carefully before investing. The Funds' prospectus contains this and other information about the Funds and may be obtained by calling 800.767.1729, emailing info@paxworld.com or visiting www.paxworld.com. The performance data quoted herein represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. In addition, current performance may be lower or higher than the performance data quoted herein. For more recent month-end performance information, please call 800.767.1729 or visit www.paxworld.com.

Distributor: ALPS Distributors, Inc. member of FINRA (2/14).

THIS PAGE INTENTIONALLY LEFT BLANK

30 Penhallow Street, Suite 400
Portsmouth NH 03801

800.767.1729
www.paxworld.com

PAX003951

Item 2.                                 Code of Ethics.

As of December 31, 2013, the Registrant has adopted a “code of ethics,” as such term is defined in paragraph (b) of this Item 2, that applies to all officers of the Registrant, including Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or by a third party.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.                                 Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Carl H. Doerge, Jr. and Adrian Anderson, who each serve on the Board’s Audit Committee, qualify as “audit committee financial experts,” as such term is defined in paragraph (b) of this Item 3. The Board also has determined that Messrs. Doerge and Anderson are “independent,” as such term is interpreted by subparagraph (a)(2) of this Item 3. The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 of the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Item 4.                                 Principal Accountant Fees and Services.

(a)           Audit Fees.     The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $270,000 and $270,000 for the fiscal years ended December 31, 2013 and 2012, respectively.

(b)           Audit-Related Fees.     The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0 for the fiscal years ended December 31, 2013 and 2012, respectively.

(c)           Tax Fees.     The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $110,106 and $110,106 for the fiscal years ended December 31, 2013 and 2012, respectively. Fees disclosed under this category are for professional services related to review and execution of federal, state and excise tax returns and advice concerning tax compliance and planning.

(d)           All Other Fees.     The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, are $0 and $0 for the fiscal years ended December 31, 2013 and 2012, respectively.

(e)           (1)     To the extent required by applicable regulations, the Audit Committee approves in advance all audit and non-audit services rendered to the Registrant by the independent registered public accounting firm and all non-audit services to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2)     With respect to the services described in paragraphs (b) through (d) of this Item, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of

Regulation S-X and no amount was required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, or to the Registrant’s investment adviser, or to any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant totaled $0 and $0, for the fiscal years ended December 31, 2013 and 2012, respectively.

(h)           Not applicable.

Item 5.                                 Audit Committee of Listed Registrants.

Not applicable.

Item 6.                                 Schedule of Investments.

A complete series of schedules of investments is included as part of the report to shareholders filed under Item 1.

Item 7.                                 Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                 Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.                                 Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11.                          Controls and Procedures.

(a)           It is the conclusion of the Registrant’s principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “Disclosure Controls”) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b)           There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.                          Exhibits.

(a)	(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

	(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached.

	(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)                                 Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pax World Funds Series Trust I

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President

Date	October 15, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President (Principal Executive Officer)

Date	October 15, 2014

By (Signature and Title)	/s/ Alicia K. DuBois
Alicia K. DuBois, Treasurer (Principal Financial Officer)

Date	October 15, 2014